Exhibit 10.1

Execution Version

THIS RESTRUCTURING SUPPORT AGREEMENT IS NOT AND SHALL NOT BE CONSTRUED AS AN OFFER OR ACCEPTANCE WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN, A WHOA PLAN OR ANY OTHER RESTRUCTURING PLAN WITHIN THE MEANING OF SECTION 1125 OF THE U.S. BANKRUPTCY CODE, THE DUTCH RESTRUCTURING LAW OR ANY OTHER LAW. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE U.S. BANKRUPTCY CODE, THE DUTCH RESTRUCTURING LAW AND OTHER APPLICABLE LAW. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NOTHING CONTAINED IN THIS RESTRUCTURING SUPPORT AGREEMENT SHALL BE, OR BE CONSTRUED AS, AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE AGREEMENT EFFECTIVE DATE ON THE TERMS DESCRIBED HEREIN, DEEMED BINDING ON ANY OF THE PARTIES HERETO.

THIS RESTRUCTURING SUPPORT AGREEMENT HAS BEEN PRODUCED FOR DISCUSSION AND SETTLEMENT PURPOSES ONLY AND IS SUBJECT TO RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND OTHER SIMILAR APPLICABLE STATE, FEDERAL AND OTHER STATUTES, RULES, AND LAWS. THIS RESTRUCTURING SUPPORT AGREEMENT AND THE INFORMATION CONTAINED HEREIN ARE SUBJECT TO THE TERMS OF ANY CONFIDENTIALITY AGREEMENTS (AS DEFINED HEREIN).

RESTRUCTURING SUPPORT AGREEMENT

This RESTRUCTURING SUPPORT AGREEMENT (including all exhibits, annexes, and schedules hereto in accordance with Section 2 and as may be amended, supplemented, or otherwise modified from time to time in accordance with Section 14, this “Agreement”) is made and entered into as of May 30, 2023 (the “Execution Date”), by and among the following parties, as applicable (each of the following described in sub-clauses (i) through (viii) of this preamble, collectively, the “Parties”):1

i.

Diebold Nixdorf, Incorporated, an Ohio corporation, and each of its direct and indirect subsidiaries listed on Exhibit A-1 to this Agreement that have executed and delivered counterpart signature pages to this Agreement to counsel to the Consenting Creditors (collectively, the “Company Parties”);

ii.

the undersigned holders of, or solely to the extent set forth on a signature page hereto, investment advisors, sub-advisors, or managers (together with their respective successors and permitted assignees) of discretionary accounts or other beneficial owners that hold Superpriority Term Loan Claims that have executed and delivered counterpart signature pages to this Agreement to counsel to the Company Parties (collectively, the “Initial Consenting Superpriority Term Loan Creditors”);

[1]	Capitalized terms used but not defined in the preamble and recitals to this Agreement have the meanings ascribed to them herein.

iii.

the undersigned holders of, or solely to the extent set forth on a signature page hereto, investment advisors, sub-advisors, or managers (together with their respective successors and permitted assignees) of discretionary accounts or other beneficial owners that hold First Lien Term Loan Claims that have executed and delivered counterpart signature pages to this Agreement to counsel to the Company Parties (collectively, the “Initial Consenting First Lien Term Loan Creditors”);

iv.

the undersigned holders of, or solely to the extent set forth on a signature page hereto, investment advisors, sub-advisors, or managers (together with their respective successors and permitted assignees) of discretionary accounts or other beneficial owners that hold First Lien U.S. Notes Claims that have executed and delivered counterpart signature pages to this Agreement to counsel to the Company Parties (collectively, the “Initial Consenting First Lien U.S. Notes Creditors”);

v.

the undersigned holders of, or solely to the extent set forth on a signature page hereto, investment advisors, sub-advisors, or managers (together with their respective successors and permitted assignees) of discretionary accounts or other beneficial owners that hold First Lien Euro Notes Claims that have executed and delivered counterpart signature pages to this Agreement to counsel to the Company Parties (collectively, the “Initial Consenting First Lien Euro Notes Creditors” and, collectively with the Initial Consenting First Lien Term Loan Creditors and the Initial Consenting First Lien U.S. Notes Creditors, the “Initial Consenting First Lien Creditors”);

vi.

the undersigned holders of, or solely to the extent set forth on a signature page hereto, investment advisors, sub-advisors, or managers (together with their respective successors and permitted assignees) of discretionary accounts or other beneficial owners that hold Second Lien Notes Claims that have executed and delivered counterpart signature pages to this Agreement to counsel to the Company Parties (collectively, the “Initial Consenting Second Lien Notes Creditors” and, collectively with the Initial Consenting Superpriority Term Loan Creditors and the Initial Consenting First Lien Creditors, the “Initial Consenting Creditors”);

vii.

the undersigned holders of, or solely to the extent set forth on a signature page hereto, investment advisors, sub-advisors, or managers (together with their respective successors and permitted assignees) of discretionary accounts or other beneficial owners that hold 2023 Stub First Lien Term Loan Claims that have executed and delivered a Joinder or Transfer Agreement to counsel to the Company Parties (collectively, the “Consenting 2023 Stub First Lien Term Loan Creditors”); and

viii.	the undersigned DIP Backstop Parties.

RECITALS

WHEREAS, prior to the date hereof, the Company Parties and the Consenting Creditors have, in good faith and at arm’s length, negotiated certain restructuring and recapitalization transactions with respect to the Company Parties’ capital structure to be implemented pursuant to (x) a pre-packaged chapter 11 plan of reorganization to be filed by the Debtors in connection with the commencement by the Debtors of voluntary cases under chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code (the “U.S. Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “U.S. Bankruptcy Court”), (y) a scheme of arrangement to be filed by Diebold Dutch Holding in connection with the commencement by Diebold Dutch Holding of voluntary scheme proceedings (the “Dutch Scheme Proceedings”) under the Dutch Act on Confirmation of Extrajudicial Plans (Wet homologatie onderhands akkoord) (the “Dutch Restructuring Law”) in the District Court of Amsterdam (the “Dutch Court”) and (z) recognition of such scheme of arrangement pursuant to, among other Recognition Proceedings, a case commenced under chapter 15 of the U.S. Bankruptcy Code by Diebold Dutch Holding (the “Chapter 15 Proceedings”), on the terms set forth in this Agreement and as specified in the term sheet attached as Exhibit B hereto (including all exhibits, annexes, and schedules thereto and as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Restructuring Term Sheet”), subject to agreement on definitive documentation and approval by the U.S. Bankruptcy Court and the Dutch Court;

WHEREAS, the Company Parties will implement the Restructuring Transactions on the terms and conditions set forth in this Agreement (including the Restructuring Term Sheet);

WHEREAS, each Party hereto listed on Exhibit G as a “DIP Backstop Party” (each, a “DIP Backstop Party” and, collectively, the “DIP Backstop Parties”) has agreed to, severally and not jointly, commit to backstop (or cause to be backstopped) a portion of the DIP Facility as set forth on Exhibit G (such commitment, in each case, a “DIP Backstop Commitment”) on the terms set forth herein; and

WHEREAS, the Parties desire to express their mutual support and commitment in respect of the Restructuring Transactions, including through the consummation of the Chapter 11 Plan and WHOA Plan on the terms and conditions contained in this Agreement and the Restructuring Term Sheet.

NOW, THEREFORE, in consideration of the representations, warranties, covenants, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound hereby, agrees as follows:

AGREEMENT

Section 1. Definitions and Interpretation.

1.01. Definitions. The following terms shall have the following definitions:

“2023 Stub First Lien Credit Agreement” means that certain Credit Agreement, dated as of November 23, 2015, by and among DNI, as borrower, certain of the other Company Parties from time to time party thereto, as subsidiary borrowers, the lenders from time to time party thereto, and J.P. Morgan Chase Bank, N.A., solely in its capacity as Administrative Agent, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time.

“2023 Stub First Lien Term Loan” means that certain prepetition first lien term loan facility, due 2023, provided for under the 2023 Stub First Lien Credit Agreement.

“2023 Stub First Lien Term Loan Claims” means any Claim against any Company Party arising under, derived from, based on or related to the 2023 Stub First Lien Term Loan and the 2023 Stub First Lien Credit Agreement.

“2024 Stub Unsecured Notes” means those certain 8.50% senior notes due 2024, issued by DNI pursuant to the 2024 Stub Unsecured Notes Indenture.

“2024 Stub Unsecured Notes Claims” means any Claim against any Company Party arising under, derived from, based on or related to the 2024 Stub Unsecured Notes and the 2024 Stub Unsecured Notes Indenture.

“2024 Stub Unsecured Notes Indenture” means that certain Indenture, dated as of April 19, 2016, among DNI, as issuer, certain Company Parties, as guarantors, and U.S. Bank Trust Company, National Association, solely in its capacity as Trustee, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, relating to the 2024 Stub Unsecured Notes.

“ABL Credit Agreement” means that certain Asset-Based Revolving Credit and Guaranty Agreement, dated as of December 29, 2022, by and among certain of the Company Parties, as borrowers and guarantors, the lenders from time to time party thereto, J.P. Morgan Chase Bank, N.A., as Administrative Agent, and the collateral agents party thereto, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time.

“ABL Facility” means (a) that certain prepetition priority asset-based revolving credit facility, due 2026 and (b) that certain prepetition first-in-last-out term loan facility due 2023, provided for under the ABL Credit Agreement.

“ABL Facility Claims” means Claims arising under, derived from, based on or related to the ABL Facility and the ABL Credit Agreement.

“Ad Hoc Group Advisors” means Davis Polk & Wardwell LLP and Houlihan Lokey, Inc., as counsel and financial advisor, respectively, to an ad hoc group of Consenting Creditors, as well as any local counsel(s) to such ad hoc group, including, but not limited to, Loyens & Loeff N.V. and Porter Hedges LLP.

“Additional Consenting First Lien Creditors” means, collectively, the Additional Consenting First Lien Euro Notes Creditors, Additional Consenting First Lien Term Loan Creditors and Additional Consenting First Lien U.S. Notes Creditors.

“Additional Consenting First Lien Euro Notes Creditors” means those Consenting First Lien Euro Notes Creditors that execute a Joinder following the date hereof.

“Additional Consenting First Lien Term Loan Creditors” means those Consenting First Lien Term Loan Creditors that execute a Joinder following the date hereof.

“Additional Consenting First Lien U.S. Notes Creditors” means those Consenting First Lien U.S. Notes Creditors that execute a Joinder following the date hereof.

“Additional Consenting Second Lien Notes Creditors” means those Consenting Second Lien Notes Creditors that execute a Joinder following the date hereof.

“Additional Consenting Superpriority Term Loan Creditors” means those Consenting Superpriority Term Loan Creditors that execute a Joinder following the date hereof.

“Additional New Common Stock” has the meaning set forth in the DIP Term Sheet.

“Administrative Claim” means a Claim against a Debtor for the costs and expenses of administration of the Chapter 11 Cases arising on or prior to the Effective Date pursuant to sections 328, 330, or 503(b) of the U.S. Bankruptcy Code and entitled to priority pursuant to sections 507(a)(2), 507(b), or 1114(e)(2) of the U.S. Bankruptcy Code, including: (a) the actual and necessary costs and expenses incurred on or after the Petition Date until and including the Effective Date of preserving the Debtors’ estates and operating the Debtors’ businesses; and (b) Allowed Professional Fee Claims.

“Affiliate” has the meaning set forth in section 101(2) of the U.S. Bankruptcy Code.

“Agent” means any administrative agent, collateral agent, or similar Entity under the 2023 Stub First Lien Credit Agreement, the ABL Credit Agreement, the First Lien Credit Agreement or the Superpriority Credit Agreement, in each case, including any predecessor or successor thereto.

“Agents/Trustees” means, collectively, each of the Agents and Trustees.

“Agreement” has the meaning set forth in the preamble to this Agreement and, for the avoidance of doubt, includes all the exhibits, annexes, and schedules hereto (including the Restructuring Term Sheet) in accordance with Section 2.

“Agreement Effective Date” means the date on which the conditions set forth in Section 3 have been satisfied or waived by the appropriate Party or Parties in accordance with this Agreement.

“Agreement Effective Period” means, with respect to a Party, the period from the Agreement Effective Date to the Termination Date applicable to that Party.

“Allowed” means, as to a Claim or an Interest, a Claim or an Interest allowed under the Chapter 11 Plan, under the U.S. Bankruptcy Code, or by a Final Order, as applicable.

“Alternative Restructuring Proposal” means any plan, inquiry, proposal, offer, bid, term sheet, discussion, or agreement with respect to a sale, disposition, new-money investment, restructuring, reorganization, merger, amalgamation, acquisition, consolidation, dissolution, debt investment, equity investment, liquidation, winding up, assignment for the benefit of creditors, asset sale, share issuance, tender offer, rights offering, exchange offer, consent solicitation, recapitalization, plan of reorganization, plan of arrangement, plan of liquidation, share exchange, business combination, joint venture, contingent value rights issuance, or similar transaction involving any one or more Company Parties or the debt, equity, or other Interests in any one or more Company Parties, in each case, other than the Restructuring Transactions.

“Business Day” means any day other than a Saturday, Sunday, or legal holiday, as defined in Bankruptcy Rule 9006(a).

“Chapter 11 Cases” has the meaning set forth in the recitals to this Agreement.

“Chapter 11 Plan” means the joint plan of reorganization to be filed by the Debtors under chapter 11 of the U.S. Bankruptcy Code that is consistent in all material respects with the Restructuring Term Sheet and embodies the Restructuring Transactions.

“Chapter 11 Plan Supplement” means the compilation of documents and forms and/or term sheets of documents, agreements, schedules, and exhibits to the Chapter 11 Plan that will be filed by the Debtors with the U.S. Bankruptcy Court prior to the Effective Date, each of which shall be consistent in all material respects with this Agreement (to the extent applicable) and subject to the consent rights set forth in Section 4.

“Chapter 15 Documents” means all documents, in the judgement of the Company Parties, necessary or appropriate to effectuate recognition of the Dutch Scheme Proceedings in the United States pursuant to chapter 15 of the U.S. Bankruptcy Code.

“Chapter 15 Proceedings” has the meaning set forth in the recitals to this Agreement.

“Claim” has the meaning ascribed to it in section 101(5) of the U.S. Bankruptcy Code and shall include, for the avoidance of doubt, any right to payment in respect of the Prepetition Debt.

“Class” means a category of holders of Claims or Interests pursuant to section 1122(a) of the U.S. Bankruptcy Code and the Dutch Restructuring Law, as applicable.

“Company Claims” means any Claim against a Company Party.

“Company Parties” has the meaning set forth in the recitals to this Agreement.

“Confidentiality Agreement” means an executed confidentiality agreement, including with respect to the issuance of a “cleansing letter” or other public disclosure of material non-public information agreement, in connection with any proposed Restructuring Transactions.

“Consenting 2023 Stub First Lien Term Loan Creditors” has the meaning set forth in the preamble hereto.

“Consenting Creditors” means, collectively, Consenting Superpriority Term Loan Creditors, Consenting First Lien Term Loan Creditors, Consenting First Lien U.S. Notes Creditors, Consenting First Lien Euro Notes Creditors, Consenting 2023 Stub First Lien Term Loan Creditors and Consenting Second Lien Notes Creditors. For the avoidance of doubt, the term “Consenting Creditors” shall not include any Company Party.

“Consenting First Lien Creditors” means, collectively, the Consenting 2023 Stub First Lien Term Loan Creditors, the Initial Consenting First Lien Creditors and the Additional Consenting First Lien Creditors.

“Consenting First Lien Euro Notes Creditors” means, collectively, the Initial Consenting First Lien Euro Notes Creditors and the Additional Consenting First Lien Euro Notes Creditors.

“Consenting First Lien Term Loan Creditors” means, collectively, the Initial Consenting First Lien Term Loan Creditors and the Additional Consenting First Lien Term Loan Creditors.

“Consenting First Lien U.S. Notes Creditors” means, collectively, the Initial Consenting First Lien U.S. Notes Creditors and the Additional Consenting First Lien U.S. Notes Creditors.

“Consenting Second Lien Notes Creditors” means, collectively, the Initial Consenting Second Lien Notes Creditors and the Additional Consenting Second Lien Notes Creditors.

“Consenting Superpriority Term Loan Creditors” means, collectively, the Initial Consenting Superpriority Term Loan Creditors and the Additional Consenting Superpriority Term Loan Creditors.

“Consummation” means the occurrence of the Effective Date.

“Debtor Intercompany Claims” means any Claim held by a Debtor against another Debtor.

“Debtors” means the Company Parties that shall commence Chapter 11 Cases, listed on Exhibit A-2.

“Definitive Documents” means the documents listed in Section 4.01.

“Diebold Dutch Holding” means Diebold Nixdorf Dutch Holding B.V.

“DIP Agent” means, collectively, GLAS USA LLC, in its capacity as Administrative Agent, and GLAS Americas LLC, in its capacity as Collateral Agent, in each case, under the DIP Credit Agreement, and any predecessor or successor thereto, or any other institution acceptable to the Required DIP Backstop Parties and the DIP Borrower.

“DIP Backstop Commitment” has the meaning set forth in the recitals to this Agreement.

“DIP Commitment Outside Date” means June 2, 2023.

“DIP Backstop Party” has the meaning set forth in the recitals to this Agreement.

“DIP Borrower” means DNI.

“DIP Claim” means any claim arising under, derived from or based upon the DIP Documents, including claims for all principal amounts outstanding, interest, fees, expenses, costs, penalties, and other charges arising under the DIP Documents.

“DIP Closing Date” has the meaning assigned to the term “Closing Date” in the DIP Term Sheet.

“DIP Credit Agreement” means that certain Superpriority Secured Debtor In Possession Credit Agreement, to be entered into by the DIP Borrower, the other DIP Obligors, the DIP Lenders and the DIP Agent, and which shall be on terms substantially consistent with the DIP Term Sheet or otherwise acceptable to the Specified DIP Backstop Parties and the DIP Borrower, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time.

“DIP Documents” means the documentation governing the DIP Facility, including the DIP Credit Agreement, DIP Orders and any related credit agreement, security agreement or similar documents, in each case, substantially consistent with the DIP Term Sheet, Exit Term Sheet or otherwise acceptable to the Specified DIP Backstop Parties and the DIP Borrower, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, in accordance with the terms and conditions set forth herein and therein.

“DIP Facility” means that certain $1,250,000,000 debtor-in-possession term loan credit facility to be provided by the DIP Lenders on the terms of, and subject to the conditions set forth in, the DIP Credit Agreement.

“DIP Guarantors” means the Debtors and their Affiliates that shall guarantee the DIP Borrower’s obligations in connection with the DIP Facility.

“DIP Lenders” means, collectively the banks, financial institutions, and other lenders party to the DIP Credit Agreement from time to time, each solely in their capacity as such.

“DIP Obligors” means, collectively, the DIP Borrower and the DIP Guarantors.

“DIP Orders” means, collectively, the Interim DIP Order and the Final DIP Order.

“DIP Term Sheet” means the debtor-in-possession financing term sheet setting forth the terms of the DIP Facility attached to the Restructuring Term Sheet as Exhibit 1.

“Disclosure Statement” means the comprehensive disclosure statement with respect to the Chapter 11 Plan and the WHOA Plan, including, in each case, all exhibits, schedules, supplements, modifications or amendments thereto, which shall be consistent with this Agreement.

“DNI” means Diebold Nixdorf, Incorporated, an Ohio corporation.

“DNI Interests” means any Interest of DNI.

“Dutch Court” has the meaning set forth in the preamble to this Agreement.

“Dutch Restructuring Law” has the meaning set forth in the preamble to this Agreement.

“Dutch Sanction Hearing” means the hearing to consider sanction of the WHOA Plan.

“Dutch Sanction Order” means the order of the Dutch Court sanctioning the WHOA Plan.

“Dutch Scheme Parties” means the Company Parties listed on Exhibit 1 to the WHOA Plan.

“Dutch Scheme Proceedings” has the meaning set forth in the preamble to this Agreement.

“Effective Date” means the date on which all conditions to consummation of the Chapter 11 Plan and WHOA Plan have been satisfied in full or waived, in accordance with the terms of the Chapter 11 Plan and the WHOA Plan, and the Chapter 11 Plan and the WHOA Plan become effective.

“Enforcement Action” means, except to the extent expressly permitted by an order of the U.S. Bankruptcy Court: (a) any step towards the acceleration of any payment of any Prepetition Debt or any other indebtedness of any Company Party or any other Affiliate thereof, including the making of any declaration that any Prepetition Debt or any such other indebtedness is immediately due and payable or due and payable on demand; (b) exercise or seek to exercise any rights or remedies, including any right of set-off or recoupment, account combination or payment netting against any Company Party or Affiliate thereof, or institute or attempt to institute any action or proceeding with respect to such rights and remedies (including any action of foreclosure); (c) any action of any kind to recover or demand cash cover in respect of all or any part of indebtedness owed by any Company Party or Affiliate thereof; (d) the taking of any steps to enforce or require the enforcement of any guarantee, mortgage, charge, pledge, lien or other security interest or any other agreement or arrangement having a similar effect granted by any Company Party or any Affiliate thereof or granted by any other person as security or credit support for an obligation of any Company Party or Affiliate thereof, including the exercise of any right under any collateral access agreements, landlord waiver or bailee’s letter or similar agreement; (e) the taking of any steps to block any bank account or securities account of any Company Party or Affiliate thereof or otherwise restrict any Company Party’s or Affiliate thereof access to any bank account or securities account, including the issuance of any notices of sole control to any account bank or securities intermediary; (f) any action of any kind to sue, claim or institute or continue legal process (including legal proceedings, execution, distress and diligence) against any Company Party or Affiliate thereof; (g) any action of any kind to designate an early termination date under any document evidencing a derivative transaction or terminate, or close out any transaction under any document evidencing a derivative transaction, prior to its stated maturity, or demand payment of any amount which would become payable on or following an early termination date or any such termination or close-out; and (h) the petitioning, applying for, voting for or taking of any step towards or in connection with the involuntary commencement of any Restructuring Proceeding in respect of any Company Party or any Affiliate thereof.

“Entity” has the meaning set forth in section 101(15) of the U.S. Bankruptcy Code.

“Equity Interests” or “Interests” means any common stock, limited liability company interest, equity security (as defined in section 101(16) of the U.S. Bankruptcy Code), equity, ownership, profit interests, unit, or share in a Debtor, including all issued, unissued, authorized, or outstanding shares of capital stock of the Debtors and any other rights, options, warrants, stock appreciation rights, phantom stock rights, restricted stock units, redemption rights, repurchase rights, convertible, exercisable or exchangeable Securities or other agreements, arrangements, or commitments of any character relating to, or whose value is related to, any such interest or other ownership interest in any Debtor.

“Execution Date” has the meaning set forth in the preamble to this Agreement.

“Exit Facility Credit Agreement” means the credit agreement governing the Exit Facility, the form of which shall be included in the Chapter 11 Plan Supplement, and which shall be on terms substantially consistent with the Exit Facility Term Sheet or otherwise acceptable to the Required DIP Lenders, the Required Consenting Creditors and the Company Parties and otherwise in form and substance acceptable to the Required DIP Lenders, the Required Consenting Creditors and the Company Parties.

“Exit Facility Documents” means, collectively, the Exit Facility Credit Agreement, and all other agreements, documents, and instruments evidencing or securing the Exit Facility, to be delivered or entered into in connection therewith (including any guarantee agreements, pledge and collateral agreements, intercreditor agreements, subordination agreements, fee letters, and other security documents) and which shall be on terms substantially consistent with the Exit Facility Term Sheet or otherwise acceptable to the Required DIP Lenders and the Company Parties and otherwise in form and substance acceptable to the Required DIP Lenders, the Required Consenting Creditors and the Company Parties.

“Exit Facility” means the senior secured term loan facility on terms materially consistent with those set forth in the Exit Facility Term Sheet.

“Exit Facility Term Sheet” means the term sheet setting forth the material terms of the Exit Facility attached as Exhibit 2 to the Restructuring Term Sheet.

“Final DIP Order” means the order of the U.S. Bankruptcy Court approving the DIP Facility on a final basis, which order shall be in form and substance satisfactory to the DIP Obligors and the Required DIP Lenders.

“Final Order” means, as applicable, an order or judgment of the U.S. Bankruptcy Court, the Dutch Court or other court of competent jurisdiction with respect to the relevant subject matter that has not been reversed, modified, or amended, vacated or stayed and as to which (i) the time to appeal, petition for certiorari, or move for a new trial, stay, reargument or rehearing has expired and as to which no appeal, petition for certiorari or motion for new trial, stay, reargument, or rehearing shall then be pending or (ii) if an appeal, writ of certiorari, new trial, stay, reargument or rehearing thereof has been sought, such order or judgment of the U.S. Bankruptcy Court (or other court of competent jurisdiction) shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied, or a new trial, stay, reargument, or rehearing shall have been denied, or resulted in no modification of such order, and such time to take any further appeal, petition for certiorari or move for a new trial, stay, reargument or rehearing shall have expired, as a result of which such order shall have become final in accordance with U.S. Bankruptcy Rule 8002; provided, that the possibility that a motion under rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the U.S. Bankruptcy Rules may be filed relating to such order, shall not cause an order not to be a Final Order.

“First Day Pleadings” means the first-day pleadings that the Company Parties determine are necessary or desirable to file with the U.S. Bankruptcy Court.

“First Lien Claims” means, collectively, the First Lien Term Loan Claims, 2023 Stub First Lien Term Loan Claims and the First Lien Notes Claims.

“First Lien Credit Agreement” means that certain Credit Agreement, dated as of December 29, 2022, by and among DNI, as borrower, certain of the Company Parties, as guarantors, the First Lien Term Loan Lenders, the First Lien Term Loan Administrative Agent, and the First Lien Term Loan Collateral Agent, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time.

“First Lien Euro Noteholders” means collectively, the banks, financial institutions, and other holders of the First Lien Euro Notes, each solely in their capacity as such.

“First Lien Euro Notes” means the first lien Euro-denominated notes issued under the First Lien Euro Notes Indenture.

“First Lien Euro Notes Claims” means any Claim against any Company Party arising under, derived from, based on or related to the notes and commitments arising under the First Lien Euro Notes and the First Lien Euro Notes Indenture, including any guarantee thereof.

“First Lien Euro Notes Collateral Agent” means GLAS Americas LLC, solely in its capacity as Notes Collateral Agent under the First Lien Euro Notes Indenture, and any predecessor or successor thereto.

“First Lien Euro Notes Indenture” means that certain amended and restated senior secured notes indenture, dated as of December 29, 2022 among Diebold Nixdorf Dutch Holding B.V., as issuer, Diebold Nixdorf, Incorporated, as guarantor, certain of the Company Parties, as guarantors, the First Lien Euro Notes Trustee, as Trustee, and the First Lien Euro Notes Collateral Agent, as Notes Collateral Agent, as amended, restated, amended and restated, supplemented, waived, or otherwise modified from time to time, relating to the First Lien Euro Notes.

“First Lien Euro Notes Trustee” means U.S. Bank Trust Company, National Association, solely in its capacity as Trustee under the First Lien Euro Notes Indenture, and any predecessor or successor thereto.

“First Lien Notes” means, collectively, the First Lien U.S. Notes and the First Lien Euro Notes.

“First Lien Notes Claims” means, collectively, the First Lien U.S. Notes Claims and the First Lien Euro Notes Claims.

“First Lien Notes Guarantee and Lien Release Documents” means, collectively, the instruction letters to, as applicable, the First Lien U.S. Notes Trustee, the First Lien Euro Notes Trustee, the First Lien U.S. Notes Collateral Agent and the First Lien Euro Notes Collateral Agent in the forms attached hereto as Exhibit E-3 and the Security Release Agreement in the form attached hereto as Exhibit F.

“First Lien Notes Indentures” means, collectively, the First Lien U.S. Notes Indenture and the First Lien Euro Notes Indenture.

“First Lien Term Loan” means that certain prepetition first lien term loan facility due 2025, provided for under the First Lien Credit Agreement.

“First Lien Term Loan Administrative Agent” means JPMorgan Chase Bank, N.A., solely in its capacity as Administrative Agent under the First Lien Credit Agreement, and any predecessor or successor thereto.

“First Lien Term Loan Claims” means any Claim against any Company Party arising under, derived from, based on or related to the loans and commitments under the First Lien Term Loan and the First Lien Credit Agreement, including any guarantee thereof.

“First Lien Term Loan Collateral Agent” means GLAS Americas LLC, solely in its capacity as Collateral Agent under the First Lien Credit Agreement, and any predecessor or successor thereto.

“First Lien Term Loan Forbearance and Amendment Agreement” means the Forbearance and Amendment Agreement substantially in the form attached hereto as Exhibit E-5.

“First Lien Term Loan Guarantee and Lien Release Documents” means, collectively, the Guarantor Limited Release Agreement in substantially the form attached hereto as Exhibit E-2 and the Security Release Agreement in substantially the form attached hereto as Exhibit F.

“First Lien Term Loan Lenders” means, collectively, the banks, financial institutions, and other lenders party to the First Lien Credit Agreement from time to time, each solely in their capacity as such.

“First Lien U.S. Noteholders” means, collectively, the banks, financial institutions, and other holders of the First Lien U.S. Notes, each solely in their capacity as such.

“First Lien U.S. Notes” means the U. S. dollar-denominated notes issued under the First Lien U.S. Notes Indenture.

“First Lien U.S. Notes Claims” means any Claim against any Company Party arising under, derived from, based on or related to the notes and commitments under the First Lien U.S. Notes and the First Lien U.S. Notes Indenture, including any guarantee thereof.

“First Lien U.S. Notes Collateral Agent” means GLAS Americas LLC, solely in its capacity as the Notes Collateral Agent under the First Lien U.S. Notes Indenture, and any predecessor or successor thereto.

“First Lien U.S. Notes Indenture” means that certain amended and restated senior secured notes indenture, dated as of December 29, 2022, among Diebold Nixdorf, Incorporated, as issuer, certain of the Company Parties, as guarantors, the First Lien U.S. Notes Trustee, as Trustee, and the First Lien U.S. Notes Collateral Agent, as Notes Collateral Agent, as amended, restated, amended and restated, supplemented, waived, or otherwise modified from time to time, relating to the First Lien U.S. Notes.

“First Lien U.S. Notes Trustee” means U.S. Bank Trust Company, National Association, solely in its capacity as Trustee under the First Lien U.S. Notes Indenture, and any predecessor or successor thereto.

“General Unsecured Claim” means any Claim that is not a Secured Claim and is not an Administrative Claim (including, for the avoidance of doubt, a Professional Fee Claim, the Debtors’ obligations to deliver the Additional New Common Stock to the recipients entitled thereto, as set forth in this Agreement, and all reasonable and documented fees and expenses of the Ad Hoc Group Advisors that the Company Parties are obligated to pay pursuant to this Agreement, and for which the Company Parties have received an invoice), an Other Secured Claim, a Priority Tax Claim, an Other Priority Claim, an ABL Facility Claim, a Superpriority Term Loan Claim, a First Lien Claim, a Second Lien Notes Claim, a 2024 Stub Unsecured Notes Claim, a Section 510(b) Claim, a Debtor Intercompany Claim, or a Non-Debtor Intercompany Claim.

“Initial Consenting Creditors” has the meaning set forth in the preamble to this Agreement.

“Initial Consenting First Lien Creditors” has the meaning set forth in the preamble to this Agreement.

“Initial Consenting First Lien Euro Notes Creditors” has the meaning set forth in the preamble to this Agreement.

“Initial Consenting First Lien Term Loan Creditors” has the meaning set forth in the preamble to this Agreement.

“Initial Consenting First Lien U.S. Notes Creditors” has the meaning set forth in the preamble to this Agreement.

“Initial Consenting Second Lien Notes Creditors” has the meaning set forth in the preamble to this Agreement.

“Initial Consenting Superpriority Term Loan Creditors” has the meaning set forth in the preamble to this Agreement.

“Impaired” means, with respect to any Class of Claims or Interests, a Class of Claims or Interests that is impaired within the meaning of section 1124 of the U.S. Bankruptcy Code or under the Dutch Restructuring Law.

“Intercompany Interest” means an Interest held by a Debtor or an Affiliate of a Debtor.

“Interim DIP Order” means the order of the U.S. Bankruptcy Court approving the DIP Facility on an interim basis, which order shall be in form and substance reasonably satisfactory to the DIP Obligors and the Required DIP Lenders.

“Joinder” means a joinder to this Agreement substantially in the form attached hereto as Exhibit D.

“Joining DIP Commitment Party” has the meaning set forth in Section 6.05.

“Law” means any federal, state, local, EU law instruments (including directives and regulations), or foreign law (including common law), statute, code, ordinance, rule, regulation, order, ruling, or judgment, in each case, that is validly adopted, promulgated, issued, or entered by a governmental authority of competent jurisdiction (including the U.S. Bankruptcy Court and Dutch Court).

“Lien” as defined in section 101(37) of the U.S. Bankruptcy Code.

“Milestones” means the milestones set forth in Section 5, as any such milestone may be extended or waived in writing in accordance with the terms of Section 5.

“New Common Stock” means the new common equity securities of Reorganized DNI.

“New Corporate Governance Documents” means the amended and restated or new applicable corporate governance documents (including, without limitation, the certificate or articles of incorporation, limited liability company agreement, partnership agreement, stockholders agreement, registration rights agreement or such other applicable formation documents or governance documents (if any) of the Reorganized Company Parties, forms of which shall be included in the Chapter 11 Plan Supplement, and all of which shall be in form and substance reasonably acceptable to the Company Parties and the Required Consenting Creditors.

“New Management Incentive Plan” means the management incentive plan to be implemented by Reorganized DNI, which shall be substantially consistent with the Restructuring Term Sheet.

“No Recourse Party” has the meaning given to such term in Section 6.19.

“Non-Debtor Intercompany Claim” means any Claim held by a non-Debtor Affiliate of the Debtors against a Debtor.

“Other Priority Claim” means any Claim other than an Administrative Claim or a Priority Tax Claim entitled to priority in right of payment under section 507(a) of the U.S. Bankruptcy Code.

“Other Secured Claim” means any Secured Claim, other than a DIP Claim, a First Lien Claim or a Second Lien Notes Claim.

“Outside Date” has the meaning set forth in Section 13.05.

“Parties” has the meaning set forth in the preamble to this Agreement.

“Permitted Transferee” means each transferee of any Company Claims who meets the requirements of Section 10.01.

“Petition Date” means the date on which the Debtors file their chapter 11 petitions under the U.S. Bankruptcy Code and commence the Chapter 11 Cases.

“Prepetition Debt” means, collectively, the Company Parties’ and their Affiliates’ obligations under the: 2023 Stub First Lien Credit Agreement, 2024 Stub Unsecured Notes Indenture, ABL Credit Agreement, First Lien Credit Agreement, First Lien Euro Notes Indenture, First Lien U.S. Notes Indenture, Second Lien Notes Indenture and Superpriority Credit Agreement.

“Prepetition Intercreditor Agreements” means, collectively, (i) that certain 2022 ABL Intercreditor Agreement, dated as of December 29, 2022, by among the Agents/Trustees party thereto, and acknowledged by the grantors party thereto from time to time; (ii) that certain Junior Lien Intercreditor Agreement, dated as of December 29, 2022, by and among the Agents/Trustees party thereto; (iii) that certain Multi-Lien Intercreditor Agreement dated as of December 29, 2022, by and among the Agents/Trustees party thereto; (iv) that certain Non-Released Multi-Lien Intercreditor Agreement, dated as of December 29, 2022, by and among the Agents/Trustees party thereto; and (v) that certain the First Lien Pari Passu Intercreditor Agreement, dated as of December 29, 2022, by and among the Agents/Trustees party thereto, in each case as may be amended, restated, amended and restated, supplemented or modified from time.

“Priority Tax Claim” means any Claim of a governmental unit (as defined in section 101(27) the U.S. Bankruptcy Code) of the kind specified in section 507(a)(8) of the U.S. Bankruptcy Code.

“Professional Fee Claim” means any Claim by a professional seeking an award by the U.S. Bankruptcy Court of compensation for services rendered or reimbursement of expenses incurred through and including the Confirmation Date under sections 330, 331, 503(b)(2), 503(b)(3), 503(b)(4), or 503(b)(5) of the U.S. Bankruptcy Code.

“Qualified Marketmaker” means an Entity that (a) holds itself out to the public or the applicable private markets as standing ready in the ordinary course of business to purchase from customers and sell to customers Company Claims/Interests (or enter with customers into long and short positions in Company Claims), in its capacity as a dealer or market maker in Company Claims and (b) is, in fact, regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt).

“Recognition Proceedings” means an in-court proceeding, commenced by a Company Party, to effectuate the recognition of the restructuring contemplated by this Agreement and the Restructuring Term Sheet, including proceedings to be commenced under chapter 15 of the U.S. Bankruptcy Code.

“Reinstatement” or “Reinstated” means with respect to Claims and Interests, that the Claim or Interest shall be rendered unimpaired in accordance with section 1124 of the U.S. Bankruptcy Code.

“Reorganized Company Parties” means a Company Party, or any successor or assign thereto, by merger, reorganization, consolidation, or otherwise, in the form of a corporation, limited liability company, partnership, or other form, as the case may be, on and after the Effective Date.

“Reorganized DNI” means DNI, or any successor or assign thereto, by merger, reorganization, consolidation, or otherwise, in the form of a corporation, limited liability company, partnership, or other form, as the case may be, on and after the Effective Date.

“Reorganized DNI Board” means the Board of Directors of Reorganized DNI on the Effective Date, the members of which shall be selected consistent with the Restructuring Term Sheet.

“Required Consenting Creditors” means the Required Consenting First Lien Creditors.

“Required Consenting First Lien Creditors” means, as of the relevant date (a) at least two (2) unaffiliated Initial Consenting First Lien Creditors holding at least 55.01% of the aggregate principal amount of First Lien Claims that are held by all Initial Consenting First Lien Creditors in aggregate; (b) if there are not at least two (2) unaffiliated Initial Consenting First Lien Creditors holding at least 55.01% of the aggregate outstanding principal amount of such First Lien Claims, then the Consenting First Lien Creditors holding at least 55.01% of the aggregate outstanding principal amount of First Lien Claims that are held by the Initial Consenting First Lien Creditors; or (c) if there are no Initial Consenting First Lien Creditors party to this Agreement, Consenting First Lien Creditors holding at least 55.01% of the aggregate outstanding principal amount of the First Lien Claims held by such Consenting First Lien Creditors.

“Required Consenting Second Lien Notes Creditors” means, as of the relevant date (a) at least two (2) unaffiliated Initial Consenting Second Lien Notes Creditors holding at least 50.01% of the aggregate principal amount of Second Lien Notes Claims that are held by all Initial Consenting Second Lien Notes Creditors in aggregate; (b) if there are not at least two (2) unaffiliated Initial Consenting Second Lien Notes Creditors holding at least 50.01% of the aggregate outstanding principal amount of such Second Lien Notes Claims, then the Consenting Second Lien Notes Creditors holding at least 50.01% of the aggregate outstanding principal amount of Second Lien Notes Claims that are held by the Initial Consenting Second Lien Notes Creditors; or (c) if there are no Initial Consenting Second Lien Notes Creditors party to this Agreement, Consenting Second Lien Notes Creditors holding at least 50.01% of the aggregate outstanding principal amount of Second Lien Notes Claims that are held by the Consenting Second Lien Notes Creditors.

“Required Consenting Superpriority Term Loan Creditors” means, as of the relevant date (a) at least two (2) unaffiliated Initial Consenting Superpriority Term Loan Creditors holding at least 50.01% of the aggregate principal amount of Superpriority Term Loan Claims held by all Initial Consenting Superpriority Term Loan Creditors in aggregate; (b) if there are not at least two (2) unaffiliated Initial Consenting Superpriority Term Loan Creditors holding at least 50.01% of the aggregate outstanding principal amount of such Superpriority Term Loan Claims, then the Initial Consenting Superpriority Term Loan Creditors holding at least 50.01% of the aggregate outstanding principal amount of Superpriority Term Loan Claims that are held by Consenting Superpriority Term Loan Creditors; or (c) if there are no Initial Consenting Superpriority Term Loan Creditors party to this Agreement, Consenting Superpriority Term Loan Creditors holding at least 50.01% of the aggregate outstanding principal amount of Superpriority Term Loan Claims that are held by the Consenting Superpriority Term Loan Creditors.

“Required DIP Backstop Parties” means, as of the relevant date, at least two (2) unaffiliated DIP Backstop Parties holding at least 50.1% in aggregate principal amount of DIP Backstop Commitments held by the DIP Backstop Parties as of such date.

“Required DIP Lenders” means (a) prior to the DIP Closing Date, the Required DIP Backstop Parties, and (b) at any time after the DIP Closing Date, the Required DIP Lenders (as defined in the DIP Credit Agreement).

“Restructuring Proceedings” means, other than the Chapter 11 Cases, Dutch Proceeding, any Recognition Proceeding, or any other action or proceeding taken in furtherance of or in connection with the Restructuring Transactions with the consent of the Company Parties and the Required Consenting Creditors, the appointment of an administrator, liquidator, provisional liquidator, bankruptcy or proposal trustee, receiver, administrative receiver or similar officer in respect of any Company Party or any Affiliate thereof, or the winding up, liquidation, provisional liquidation, dissolution, administration, reorganization, composition, compromise, or arrangement of or with any Company Party or any Affiliate thereof, or any equivalent or analogous appointment or proceedings under the law of any other jurisdiction.

“Restructuring Term Sheet” has the meaning set forth in the recitals to this Agreement.

“Restructuring Transactions” means the transactions contemplated or outlined in this Agreement and the Restructuring Term Sheet. For the avoidance of doubt, the term “Restructuring Transactions” shall include all Recognition Proceedings that are necessary or desirable, as determined by the Company Parties with the consent of the Required Consenting Creditors (which consent not to be unreasonably withheld, conditioned or delayed), to effectuate the restructuring contemplated by this Agreement and the Restructuring Term Sheet.

“Rules” means Rule 501(a)(1), (2), (3), and (7) under the Securities Act.

“Second Lien Noteholders” means, collectively, the banks, financial institutions, and other holders of the Second Lien Notes, each solely in their capacity as such.

“Second Lien Notes” means those certain 8.50%/12.50% senior secured PIK toggle notes due 2026, issued by DNI pursuant to the Second Lien Notes Indenture.

“Second Lien Notes Claims” means Claims arising under, derived from, based on or related to the Second Lien Notes and the Second Lien Notes Indenture.

“Second Lien Notes Collateral Agent” means GLAS Americas LLC, solely in its capacity as the Notes Collateral Agent under the Second Lien Notes Indenture, and any predecessor or successor thereto.

“Second Lien Notes Indenture” means that certain senior secured PIK toggle notes indenture, dated as of December 29, 2022, among Diebold Nixdorf, Incorporated, as issuer, certain of the Company Parties, as guarantors, the Second Lien Notes Trustee, as Trustee, and the Second Lien Notes Collateral Agent, as Notes Collateral Agent, as amended, restated, amended and restated, supplemented, waived, or otherwise modified from time to time, relating to the Second Lien Notes.

“Second Lien Notes Trustee” means U.S. Bank Trust Company, National Association, solely in its capacity as Trustee under the Second Lien Notes Indenture, and any predecessor or successor thereto.

“Section 510(b) Claim” means any Claim against DNI that is subject to section 510(b) of the U.S. Bankruptcy Code.

“Secured” means when referring to a Claim: (a) secured by a lien on collateral to the extent of the value of such collateral, as determined in accordance with section 506(a) of the U.S. Bankruptcy Code or (b) subject to a valid right of setoff pursuant to section 553 of the U.S. Bankruptcy Code.

“Secured Claim” means any Claim: (a) secured by a valid, perfected, and enforceable Lien on collateral to the extent of the value of such collateral, as determined in accordance with section 506(a) of the U.S. Bankruptcy Code or (b) subject to a valid right of setoff pursuant to section 553 of the U.S. Bankruptcy Code.

“Securities” has the meaning set forth in Section 2(a)(1) of the Securities Act (including, for the avoidance of doubt, the New Common Stock and any other securities that may be received in exchange for any Company Claims during the Agreement Effective Period and prior to or on the Effective Date).

“Securities Act” means the Securities Act of 1933, as amended, 15 U.S.C. §§ 77a et seq., or any similar U.S. federal, state, or local law, as now in effect or hereafter amended, and the rules and regulations promulgated thereunder.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, 15 U.S.C. §§ 78a et seq., or any similar U.S. federal, state, or local law, as now in effect or hereafter amended, and the rules and regulations promulgated thereunder.

“Solicitation Materials” means the ballots and other related materials drafted in connection with the solicitation of acceptances of the Chapter 11 Plan and the WHOA Plan.

“Special Meeting” means any annual, extraordinary or other general meeting of the shareholders (or equivalent meeting or convention of equity- or securityholders) of DNI or any of its Affiliates to, among other things, (i) authorize additional share capital as may be necessary or advisable to effectuate the Restructuring Transactions; (ii) authorize or amend the New Corporate Governance Documents, their predecessor documents, or similar governing document of DNI or any of its Affiliates as may be necessary or advisable to effectuate the Restructuring Transactions; (iii) accept the resignation of existing directors; (iv) elect or approve the appointment of new directors as set forth in the Chapter 11 Plan Supplement or as otherwise consistent with the Restructuring Term Sheet; or (v) approve any other proposals that the Debtors or the Company Parties in their reasonable discretion deem necessary or advisable, in consultation with the Required Consenting Creditors, in connection therewith or otherwise in order to effectuate the Restructuring Transactions.

“Specified Required Consenting Creditors” means those Initial Consenting Creditors that would hold, as of the date of determination, at least 50.01% of the New Common Stock, after giving effect to the issuance of the Additional New Common Stock, held by all Initial Consenting Creditors upon the occurrence of the Effective Date.

“Specified DIP Backstop Parties” means those DIP Backstop Parties holding, collectively, as of the date of determination, at least 55.01% of the First Lien Claims held by all DIP Backstop Parties and 50.01% of the Superpriority Term Loan Claims held by all DIP Backstop Parties.

“Superpriority Credit Agreement” means that certain Credit Agreement, dated as of December 29, 2022, by and among DNI and Diebold Nixdorf Holding Germany GmbH, as borrowers, certain of the Company Parties, as guarantors, the Superpriority Term Loan Lenders, the Superpriority Term Loan Administrative Agent and the Superpriority Term Loan Collateral Agent, as amended, restated, amended and restated, supplemented, waived, or otherwise modified from time to time.

“Superpriority Guarantee and Lien Release Documents” means, collectively, the Guarantor Limited Release Agreement in substantially the form attached hereto as Exhibit E-1 and the Security Release Agreement in substantially the form attached hereto as Exhibit F.

“Superpriority Term Loan” means that certain prepetition priority term loan facility due July 2025, provided for under Superpriority Credit Agreement.

“Superpriority Term Loan Administrative Agent” means GLAS USA LLC, solely in its capacity as Administrative Agent under the Superpriority Credit Agreement, and any predecessor or successor thereto.

“Superpriority Term Loan Claims” means any Claims against any Company Party arising under, derived from, based on or related to the loans and commitments under the Superpriority Credit Agreement (including, for the avoidance of doubt, the Make Whole Amount), including the guarantees thereof.

“Superpriority Term Loan Collateral Agent” means GLAS Americas LLC, solely in its capacity as Collateral Agent under the Superpriority Credit Agreement, and any predecessor or successor thereto.

“Superpriority Term Loan Credit Agreement Consent and Amendment” means an instruction, amendment and waiver to be executed and delivered by the Consenting Superpriority Term Loan Creditors, the Superpriority Term Loan Administrative Agent and the Superpriority Term Loan Collateral Agent, substantially in the form attached hereto as Exhibit E-4 and which shall be executed on or before May 30, 2023.

“Superpriority Term Loan Lenders” means collectively, the banks, financial institutions, and other lenders party to the Superpriority Credit Agreement from time to time, each solely in their capacity as such.

“Termination Date” means the date on which termination of this Agreement as to a Party is effective in accordance with Sections 13.01, 13.02, 13.03, 13.04, 13.05, 13.06 or 13.07.

“Transfer” means to sell, resell, reallocate, use, pledge, assign, transfer, hypothecate, participate, donate or otherwise encumber or dispose of, directly or indirectly (including through derivatives, options, swaps, pledges, forward sales or other transactions).

“Transfer Agreement” means an executed form of the transfer agreement providing, among other things, that a transferee is bound by the terms of this Agreement and substantially in the form attached hereto as Exhibit C.

“Trustee” means any indenture trustee, collateral trustee, or other trustee or similar Entity under the 2024 Stub Unsecured Notes Indenture, the First Lien Euro Notes Indenture, the First Lien U.S. Notes Indenture or the Second Lien Notes Indenture, and any predecessor or successor thereto, solely in its capacity as such.

“Unimpaired” means with respect to a Class of Claims or Interests, a Class of Claims or Interests that is not Impaired.

“U.S. Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101-1532, as now in effect or hereafter amended, and the rules and regulations promulgated thereunder.

“U.S. Bankruptcy Court” has the meaning set forth in the recitals to this Agreement.

“U.S. Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075 of title 28 of the United States Code, 28 U.S.C. § 2075, as applicable to the Chapter 11 Cases and the general, local, and chambers rules of the U.S. Bankruptcy Court, as now in effect or hereafter amended.

“U.S. Confirmation” means entry of the Confirmation Order by the U.S. Bankruptcy Court on the docket of the Chapter 11 Cases.

“U.S. Confirmation Hearing” means the hearing to consider confirmation of the Chapter 11 Plan.

“U.S. Confirmation Order” means the order of the U.S. Bankruptcy Court confirming the Chapter 11 Plan under section 1129 of the U.S. Bankruptcy Code.

“WHOA Plan” means the scheme of arrangement to be filed by Diebold Dutch Holding under the Dutch Restructuring Law that is consistent with the Restructuring Term Sheet and embodies the Restructuring Transactions.

1.02. Interpretation. For purposes of this Agreement:

(a) in the appropriate context, each term, whether stated in the singular or the plural, shall include both the singular and the plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and the neuter gender;

(b) capitalized terms defined only in the plural or singular form shall nonetheless have their defined meanings when used in the opposite form;

(c) unless otherwise specified, any reference herein to an existing document, schedule, or exhibit shall mean such document, schedule, or exhibit, as it may have been or may be amended, restated, supplemented, or otherwise modified from time to time in accordance with the terms of this Agreement; provided, however, that any capitalized terms herein that are defined with reference to another agreement, are defined with reference to such other agreement as of the date of this Agreement, without giving effect to any termination of such other agreement or amendments to such capitalized terms in any such other agreement following the date hereof;

(d) unless otherwise specified, all references herein to “Sections” are references to Sections of this Agreement;

(e) the words “herein,” “hereof,” and “hereto” refer to this Agreement in its entirety rather than to any particular portion of this Agreement;

(f) captions and headings to Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of this Agreement;

(g) references to “shareholders,” “directors,” and/or “officers” shall also include “members” and/or “managers,” as applicable, as such terms are defined under the applicable limited liability company Laws;

(h) the use of “include” or “including” is without limitation, whether stated or not; and

(i) the use of “writing,” “written” and comparable terms refer to printing, typing, and other means of reproducing words (including electronic media) in a visible form.

Section 2. Exhibits Incorporated by Reference; Conflicts. Each of the exhibits attached hereto, including, without limitation, the Restructuring Term Sheet, is expressly incorporated herein and made part of this Agreement, and all references to this Agreement, unless specified otherwise, shall include such exhibits, provided, however, that (i) to the extent that there is a conflict between this Agreement (excluding the Restructuring Term Sheet) on the one hand, and the Restructuring Term Sheet on the other hand, the terms and provisions of the Restructuring Term Sheet shall govern and, (ii) to the extent that there is a conflict between the Restructuring Term Sheet, on the one hand, and any of the Definitive Documents on the other hand, the terms and provisions of any of the Definitive Documents shall govern; provided, further, that no such conflict or purported conflict shall in any way impact the Company Parties’ rights pursuant to Sections 9.01 or 9.02 hereof.

Section 3. Effectiveness of this Agreement. This Agreement shall become effective and binding upon each of the Parties as of 11:59 p.m., prevailing Eastern Time, on the Agreement Effective Date, which is the date on which all of the following conditions have been satisfied or waived in accordance with this Agreement:

(a) each of the Company Parties shall have executed and delivered counterpart signature pages of this Agreement to counsel to each of the other Parties;

(b) entities holding at least two-thirds of the aggregate outstanding principal amount of Superpriority Term Loan Claims shall have executed and delivered counterpart signature pages of this Agreement to counsel to the Company Parties;

(c) entities holding at least seventy-eight percent of the aggregate outstanding principal amount of First Lien Term Loan Claims shall have executed and delivered counterpart signature pages of this Agreement to counsel to the Company Parties;

(d) entities holding at least two-thirds of the aggregate outstanding principal amount of First Lien Notes Claims shall have executed and delivered counterpart signature pages of this Agreement to counsel to the Company Parties; and

(e) entities holding at least a majority of the aggregate outstanding principal amount of Second Lien Notes Claims shall have executed and delivered counterpart signature pages of this Agreement to counsel to the Company Parties.

Section 4. Definitive Documents.

4.01. The Definitive Documents governing the Restructuring Transactions shall include the following: (a) the Chapter 11 Plan (and any and all exhibits, annexes, and schedules thereto) and the WHOA Plan (and any and all exhibits, annexes, and schedules thereto); (b) the Chapter 11 Plan Supplement; (c) the U.S. Confirmation Order and the petition for the Dutch Sanction Order; (d) the Disclosure Statement and Solicitation Materials; (e) the Chapter 15 Documents; (f) the DIP Documents; (g) the Exit Facility Documents; (h) the New Corporate Governance Documents; (i) the New Management Incentive Plan; (j) the First Day Pleadings and all orders sought pursuant thereto; (k) any material disclosure documents related to the issuance of the New Common Stock; (l) the Superpriority Guarantee and Lien Release Documents, the First Lien Notes Guarantee and Lien Release Documents; (m) to the extent not included above, all financing documents needed to effectuate the Restructuring Transactions; and (n) any and all other material documents, deeds, agreements, filings, notifications, letters or instruments necessary or desirable to consummate the Restructuring Transactions (including any exhibits, amendments, modifications, or supplements made from time to time thereto).

4.02. The Definitive Documents not executed or in a form attached to this Agreement as of the Execution Date remain subject to good faith negotiation and completion. Upon completion, the Definitive Documents and every other document, deed, agreement, filing, notification, letter, or instrument related to the Restructuring Transactions shall contain terms, conditions, representations, warranties, and covenants consistent with the terms of this Agreement and shall be at all times in form and substance reasonably acceptable in all respects to the Company Parties and the Required Consenting Creditors, including any modifications, amendments or supplements thereto; provided, that (a) the DIP Documents, the Chapter 11 Plan, the WHOA Plan, the Chapter 11 Plan Supplement, the U.S. Confirmation Order and the petition for the Dutch Sanction Order shall at all times be acceptable in all respects to the Company Parties and the Required Consenting Creditors; (b) any Definitive Document that directly affects the recovery of the Second Lien Notes Claims as set forth in the Restructuring Term Sheet shall also be reasonably acceptable to the Required Consenting Second Lien Notes Creditors; and (c) any Definitive Documents that directly affects the recoveries of the Superpriority Term Loan Claims as set forth in the Restructuring Term Sheet shall also be reasonably acceptable to the Required Consenting Superpriority Term Loan Creditors. In the event that a Definitive Document fails to satisfy the requirements of the foregoing sentence, any covenants, commitments or obligations of any Party with respect to supporting or performing obligations under such Definitive Document shall be null and void and of no force and effect until such time as such Definitive Document satisfies such requirements.

4.03. The Company Parties acknowledge and agree that they will provide advance initial draft copies of the Definitive Documents to counsel for the Consenting Creditors (as set forth in Section 16.09) as soon as reasonably practicable and will use commercially reasonable efforts to provide such documents no later than three (3) calendar days prior to the date when any Company Party intends to file the applicable Definitive Document with the U.S. Bankruptcy Court or the Dutch Court or otherwise finalize such document. The Company Parties further acknowledge and agree that they will provide advance initial draft copies of any substantive pleadings other than the Definitive Documents to counsel for the Consenting Creditors (as set forth in Section 16.09) and will use commercially reasonable efforts to provide such documents one (1) Business Day prior to the date when any Debtor or Company Party intends to file the applicable substantive pleadings with the U.S. Bankruptcy Court or the Dutch Court or otherwise finalize such document.

Section 5. Milestones.

5.01. During the Agreement Effective Period, the Company Parties shall implement the Restructuring Transactions in accordance with the following milestones, as applicable, unless extended or waived in writing (which may be electronic mail between applicable counsel) by the Required Consenting Creditors:

(a) no later than 11:59 pm (prevailing Eastern Time) on May 31, 2023, the Company Parties shall have commenced solicitation of the Chapter 11 Plan and the WHOA Plan;

(b) no later than June 1, 2023, the Petition Date shall have occurred;

(c) on the Petition Date, the Company Parties shall have filed the Chapter 11 Plan and the Disclosure Statement with the U.S. Bankruptcy Court;

(d) no later than two (2) days after the Petition Date, the U.S. Bankruptcy Court shall have entered the Interim DIP Order;

(e) no later than five (5) days after the Petition Date, the Company Parties shall have commenced the Dutch Scheme Proceedings with the Dutch Court;

(f) no later than forty-five (45) days after the Petition Date, the U.S. Bankruptcy Court shall have entered the Final DIP Order;

(g) no later than forty-five (45) days after the Petition Date, the U.S. Bankruptcy Court shall have entered the U.S. Confirmation Order;

(h) no later than seventy-five (75) days after the Petition Date, the Dutch Court shall have entered the Dutch Sanction Order; and

(i) no later than eighty (80) days after the Petition Date, the Effective Date shall have occurred.

Section 6. Commitments of the Consenting Creditors.

6.01. General Commitments, Forbearances, and Waivers.

(a) During the Agreement Effective Period, each Consenting Creditor, severally, and not jointly, agrees, in respect of any Company Claims and Interests, to:

(i) support the Restructuring Transactions and, subject to Section 6.02 of this Agreement, vote and use commercially reasonable efforts to exercise any powers or rights available to it (including in any board, or creditors’, or shareholders’ meeting (including any Special Meeting), including by proxy vote or otherwise, or in any other process requiring voting or approval to which they are legally entitled to participate) in each case in favor of any matter requiring approval to the extent reasonably requested or necessary to implement the Restructuring Transactions;

(ii) use commercially reasonable efforts to cooperate with the Company Parties in obtaining additional support for the Restructuring Transactions from the Company Parties’ other stakeholders;

(iii) use commercially reasonable efforts to oppose (or join the Company Parties in opposing) any party or person from taking any actions contemplated in Section 6.01(b);

(iv) give any reasonable notice, order, instruction, or direction to the applicable Agents/Trustees necessary to give effect to the Restructuring Transactions, in each case in form and substance reasonably acceptable to the applicable Consenting Creditors;

(v) negotiate in good faith and execute and effectuate the Definitive Documents that are consistent with this Agreement to which it is required to be a party;

(vi) negotiate in good faith any appropriate additional provisions or agreements to address any legal, financial, or structural impediment that may arise that would prevent, hinder, impede, or delay the consummation of the Restructuring Transactions; provided, for the avoidance of doubt, that no Consenting Creditor shall be required to consent to any provisions or agreements that would result in any change that is inconsistent with such Consenting Creditor’s treatment set forth in the Restructuring Term Sheet;

(vii) use commercially reasonable efforts to support any action by the Company Parties to obtain regulatory approvals required or desirable for the consummation of the Restructuring Transactions; and

(viii) subject to applicable law or regulation, provide any and all information reasonably requested by the Company Parties needed to obtain regulatory approvals required for the consummation of the Restructuring Transactions.

(b) During the Agreement Effective Period, each Consenting Creditor, severally, and not jointly, agrees that it shall not directly or indirectly:

(i) (1) object to, delay, impede, or take any other action to interfere with, acceptance, consummation, or implementation of the Restructuring Transactions or (2) direct any Affiliate or any Agent/Trustee to undertake any such action, including any action to undermine the enforcement of the Prepetition Intercreditor Agreements (except as otherwise provided in accordance with the Restructuring Transactions);

(ii) publicly propose, file, support, or vote for any Alternative Restructuring Proposal;

(iii) file any motion, pleading, or other document with the U.S. Bankruptcy Court, the Dutch Court or any other court (including any modifications or amendments thereof) that, in whole or in part, is materially inconsistent with this Agreement, the Chapter 11 Plan or the WHOA Plan;

(iv) exercise, or direct any other person to exercise, any right or remedy for the enforcement, collection, or recovery of any Claims against or Interests in the Company Parties; provided, however, that nothing herein shall be construed to impede the rights of any Consenting Creditor under any of the DIP Documents or any other order of the U.S. Bankruptcy Court;

(v) object to, delay, impede, or take any other action to interfere with the Company Parties’ ownership and possession of their assets, wherever located, or interfere with the automatic stay arising under section 362 of the U.S. Bankruptcy Code or any moratorium issued in the Dutch Scheme Proceedings except as expressly permitted by this Agreement, the Restructuring Term Sheet or any order of the U.S. Bankruptcy Court; or

(vi) take or fail to take any action (except to the extent expressly contemplated by the Restructuring Term Sheet) if such action or failure to act would be expected to cause, individually or in the aggregate, a material adverse tax consequence to the Company Parties without the prior written consent of the Company Parties, unless required by applicable Law.

(c) For the avoidance of doubt, nothing in this Agreement shall (i) require any Consenting Creditor to consent to, acquiesce in, vote for, support, or not object to any Alternative Restructuring Proposal or (ii) limit the right of any Consenting Creditor hereto to exercise any right or remedy provided under this Agreement, the U.S. Confirmation Order, the Dutch Sanction Order or any other Definitive Document.

6.02. Commitments with Respect to Chapter 11 Cases and Dutch Scheme Proceedings.

(a) During the Agreement Effective Period, each Consenting Creditor that is entitled to vote to accept or reject the Chapter 11 Plan and WHOA Plan pursuant to their terms agrees that it shall, subject to the receipt by such Consenting Creditor of the Solicitation Materials:

(i) vote each of its Company Claims to accept the Chapter 11 Plan and WHOA Plan by delivering its duly executed and completed ballot accepting the Chapter 11 Plan and WHOA Plan on a timely basis following the commencement of the solicitation of the Chapter 11 Plan and WHOA Plan and its actual receipt of the Solicitation Materials and the ballot;

(ii) to the extent it is permitted to elect whether to opt out of the releases set forth in the Chapter 11 Plan, elect not to opt out of the releases set forth in the Chapter 11 Plan by timely delivering its duly executed and completed ballot(s) indicating such election; and

(iii) not change, withdraw, amend, or revoke (or cause to be changed, withdrawn, amended, or revoked) any vote or election referred to in clauses (i) and (ii) above.

(b) Except as expressly set forth in this Agreement and the Restructuring Term Sheet, nothing in this Agreement shall require any Consenting Creditor to incur any material expenses, liabilities or other obligations, or agree to any commitments, undertakings, concessions, indemnities, grants or any liens or security interests, or other arrangements that could result in any material expenses, liabilities or other obligations to any Consenting Creditor or its affiliates.

6.03. Forbearance; Waiver.

(a) During the Agreement Effective Period, each Consenting Creditor (severally and not jointly) agrees to forbear from taking any Enforcement Action or exercising any other rights or remedies in respect of any default or event of default (x) existing in respect of the Prepetition Debt as of the Agreement Effective Date or (y) arising from or related to:

(i) the commencement of the Chapter 11 Cases, the Dutch Scheme Proceedings or any other Restructuring Proceeding commenced by any Company Party or any Affiliate thereof;

(ii) the non-payment of any principal and/or interest and/or fee in respect of the Prepetition Debt (including any amount payable to an Issuing Bank (as defined in the ABL Credit Agreement) in respect of any drawing under any applicable Letter of Credit (under and as defined in the ABL Credit Agreement)) during the Agreement Effective Period (subject to any rights granted to the Consenting Creditors pursuant to the DIP Documents or any other order of the U.S. Bankruptcy Court); and

(iii) the failure to consummate a registered exchange of the 2024 Stub Unsecured Notes for Second Lien Notes.

For the avoidance of doubt, the foregoing forbearance shall not be construed to impair the ability of the Consenting Creditors to take any remedial action, without requirement for any notice, demand or presentment of any kind, at any time after the Termination Date (unless the Termination Date occurs solely as a result of the occurrence of the Effective Date). If the Restructuring Transactions are not consummated or if this Agreement is terminated for any reason (other than termination solely as a result of the occurrence of the Effective Date), the Consenting Creditors fully reserve any and all of their rights.

(b) On or before May 30, 2023:

(i) The Consenting Superpriority Term Loan Creditors shall execute, and deliver to the Superpriority Term Loan Administrative Agent and the Superpriority Term Loan Collateral Agent the Superpriority Term Loan Credit Agreement Consent and Amendment.

(ii) The Consenting First Lien Term Loan Creditors hereby irrevocably (A) instruct and direct the First Lien Term Loan Administrative Agent and the First Lien Term Loan Collateral Agent to refrain from taking any action that would violate Section 6.03(a) if such Consenting First Lien Term Loan Creditors were to take such action and (B) authorize and direct the First Lien Term Loan Administrative Agent and the First Lien Term Loan Collateral Agent to execute and deliver any documents, agreements or instruments evidencing or relating to the foregoing instruction as may be necessary or desirable, including the First Lien Term Loan Forbearance and Amendment Agreement.

(iii) The Consenting First Lien U.S. Notes Creditors agree that, if reasonably requested by the Company Parties, such Consenting First Lien U.S. Notes Creditors will (A) instruct and direct the First Lien U.S. Notes Trustee and the First Lien U.S. Notes Collateral Agent to refrain from taking any action that would violate Section 6.03(a) if such Consenting First Lien U.S. Notes Creditors were to take such action and (B) authorize and direct the First Lien U.S. Notes Trustee and the First Lien U.S. Notes Collateral Agent to execute and deliver any documents, agreements or instruments evidencing or relating to the foregoing instruction as may be reasonably necessary or desirable.

(iv) The Consenting First Lien Euro Notes Creditors agree that, if reasonably requested by the Company Parties, such Consenting First Lien Euro Notes Creditors will (A) instruct and direct the First Lien Euro Notes Trustee and the First Lien Euro Notes Collateral Agent to refrain from taking any action that would violate Section 6.03(a) if such Consenting First Lien Euro Notes Creditors were to take such action and (B) authorize and direct the First Lien Euro Notes Trustee and the First Lien Euro Notes Collateral Agent to execute and deliver any documents, agreements or instruments evidencing or relating to the foregoing instruction as may be necessary or desirable.

(v) The Consenting Second Lien Notes Creditors agree that, if reasonably requested by the Company Parties, such Consenting Second Lien Notes Creditors will (A) instruct and direct the Second Lien Notes Trustee and the Second Lien Notes Collateral Agent to refrain from taking any action that would violate Section 6.03(a) if such Consenting Second Lien Notes Creditors were to take such action and (B) authorize and direct the Second Lien Notes Trustee and the Second Lien Notes Collateral Agent to execute and deliver any documents, agreements or instruments evidencing or relating to the foregoing instruction as may be necessary or desirable.

6.04. Lien and Guarantor Release. On or before May 30, 2023:

(a) The Consenting Superpriority Term Loan Creditors, constituting Superpriority Term Loan Lenders holding in excess of 66 2/3% of the outstanding loans under the Superpriority Credit Agreement, hereby (A) authorize and direct the Superpriority Term Loan Administrative Agent and the Superpriority Term Loan Collateral Agent to execute the Superpriority Guarantee and Lien Release Documents, (B) consent to the release of the guarantees of the obligations under the Superpriority Credit Agreement issued by, and the related liens secured by the assets of, the German-domiciled guarantors under the Superpriority Credit Agreement, which shall take effect and occur automatically upon satisfaction of the conditions set forth in such Superpriority Guarantee and Lien Release Documents, and (C) represent that they have determined in good faith that the release of such guarantees and liens is necessary to avoid material value deterioration of such German-domiciled guarantors;

(b) The Consenting First Lien Term Loan Creditors, constituting First Lien Term Loan Lenders holding in excess of 66 2/3% of the outstanding loans under the First Lien Credit Agreement, hereby (A) authorize and direct the First Lien Term Loan Administrative Agent and the First Lien Term Loan Collateral Agent to execute the First Lien Term Loan Guarantee and Lien Release Documents, (B) consent to the release of the guarantees of the obligations under the First Lien Credit Agreement issued by, and the related liens secured by the assets of, the German-domiciled guarantors under the First Lien Credit Agreement, which shall take effect and occur automatically upon satisfaction of the conditions set forth in such First Lien Guarantee and Lien Release Documents, and (C) represent that they have determined in good faith that the release of such guarantees and liens is necessary to avoid material value deterioration of such German-domiciled guarantors; and

(c) The Consenting First Lien U.S. Notes Creditors and Consenting First Lien Euro Notes Creditors holding, in the aggregate, in excess of 66 2/3% of the issued and outstanding First Lien Notes, agree that, if requested by the Company Parties, such Consenting First Lien U.S. Notes Creditors and Consenting First Lien Euro Notes Creditors shall (A) execute and deliver to the First Lien U.S. Notes Trustee, the First Lien Euro Notes Trustee, the First Lien Euro Notes Collateral Agent and the First Lien U.S. Notes Collateral Agent, as applicable, the First Lien Notes Guarantee and Lien Release Documents, (B) authorize and direct the First Lien U.S. Notes Trustee, First Lien Euro Notes Trustee, the First Lien Euro Notes Collateral Agent and the First Lien U.S. Notes Collateral Agent to execute the First Lien Notes Guarantee and Lien Release Documents (in the event that such First Lien Notes Guarantee and Lien Release Documents are to be executed by the First Lien U.S. Notes Trustee, the First Lien Euro Notes Trustee, the First Lien Euro Notes Collateral Agent, as applicable, and the First Lien U.S. Notes Collateral Agent, as applicable), (C) consent to the release of the guarantees of the obligations under the First Lien Notes Indentures issued by, and the related liens secured by the assets of, the German-domiciled guarantors under the First Lien Notes Indentures, which shall take effect and occur automatically upon satisfaction of the conditions set forth in the applicable First Lien Notes Guarantee and Lien Release Documents, and (D) represent that they have determined in good faith that the release of such guarantees and liens is necessary to avoid material value deterioration of such German-domiciled guarantors.

6.05. DIP Backstop Commitments. (i) Each of the DIP Backstop Parties shall, and (ii) any Consenting Creditor that executes a Joinder on or before the DIP Commitment Outside Date, may, by making the appropriate election on such Joinder, commit to provide (or cause any of its designees to provide) a portion of the DIP Facility in an amount relative to the First Lien Claims beneficially held2 by such Consenting Creditor as of May 19, 2023 (as determined by the Ad Hoc Group Advisors, which determination shall be binding), on the terms and conditions set forth in the DIP Term Sheet, with such changes as are acceptable to the Company Parties and the Required DIP Backstop Parties (any Consenting Creditor that elects to make such a commitment, a “Joining DIP Commitment Party” and, collectively, the “Joining DIP Commitment Parties”). Subject to the termination rights set forth in Section 13.02 and subject to the conditions described herein and in the DIP Term Sheet, each of the DIP Backstop Parties, severally and not jointly, agrees to backstop any portion of the DIP Facility not provided by the DIP Backstop Parties or the Joining DIP Commitment Parties in accordance with the foregoing sentence (or cause any of its designees, including any fronting institution, to backstop) in accordance with its DIP Backstop Commitment as set forth on Exhibit G attached hereto on the terms and conditions substantially as set forth in the DIP Term Sheet, with such changes as are acceptable to the Company Parties and the Required DIP Backstop Parties. In the event that after the Agreement Effective Date or, with respect to a Joining DIP Commitment Party, the date such Joining DIP Commitment Party executes a Joinder, but before the DIP Commitment Outside Date, a DIP Backstop Party or a Joining DIP Commitment Party acquires First Lien Claims from a party that has not executed a Joinder or sells First Lien Claims in accordance with this Agreement, such DIP Backstop Party or Joining DIP Commitment Party shall, with respect to such acquisitions, have the right to provide a portion of the DIP Facility in the same amount that the seller of such First Lien Claims would have had with respect to such First Lien Claims by notifying counsel to the Company Parties and the Ad Hoc Group Advisors in accordance with Section 10.01(b) hereof prior to the DIP Commitment Outside Date and, with respect to sales, no longer be obligated to provide a portion of the DIP Facility in the amount that it was required to provide with respect to the sold First Lien Claims (provided that the transferee in such sale has agreed to be obligated to provide such portion of the DIP Facility). Prior to DIP Closing Date, DIP Backstop Commitments (and any DIP Premiums (as defined in the DIP Term Sheet)) may not be transferred by any DIP Backstop Party except to another DIP Backstop Party, an affiliated designee of such DIP Backstop Party or any other party that executes a Joinder, and upon notice of any such transfer, the Company shall amend Exhibit G attached hereto to reflect such transfer. Upon the earlier of the DIP Closing Date and the termination or expiration of this Agreement in accordance with its terms prior to the closing of the DIP Credit Agreement, the commitment of the DIP Backstop Parties and Joining DIP Commitment Parties to provide their respective portions of the DIP Facility pursuant to this Section 6.05 shall terminate.

[2]

For the avoidance of doubt, purchases that are unsettled as of such date shall be considered to be beneficially held by the purchaser and not the seller for purposes of this Section 6.05 and the DIP Backstop Commitments set forth on Exhibit G shall be allocated on such basis.

Section 7. Additional Provisions Regarding the Consenting Creditors’ Commitments.

7.01. Notwithstanding anything contained in this Agreement, nothing in this Agreement shall: (a) be construed to prohibit any Consenting Creditor from appearing as a party in interest and filing papers in any matter to be adjudicated in the Chapter 11 Cases or the Dutch Scheme Proceedings, in each case to the extent consistent with this Agreement; (b) affect the ability of any Consenting Creditor to consult or negotiate with any other Consenting Creditor, the Company Parties, or any other party in interest in the Chapter 11 Cases (including the United States Trustee and other creditors that are not Consenting Creditors) or the Dutch Scheme Proceedings regarding any aspect of the Restructuring Transactions, including modifications thereto; (c) impair or waive the rights of any Consenting Creditor to assert or raise any objection permitted under this Agreement in connection with the Restructuring Transactions, the Chapter 11 Cases or the Dutch Scheme Proceedings; (d) prevent any Consenting Creditor from enforcing this Agreement or any other Definitive Document, or from contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, such document(s), or exercising its rights or remedies specifically reserved herein or in any of the Definitive Documents; (e) obligate a Consenting Creditor to deliver a vote to support the Chapter 11 Plan or WHOA Plan or prohibit a Consenting Creditor from withdrawing such vote, in each case, from and after the Termination Date (other than a Termination Date as a result of the occurrence of the Effective Date); provided that upon the withdrawal of any such vote after the Termination Date (other than a Termination Date as a result of the occurrence of the Effective Date), such vote shall be deemed void ab initio and such Consenting Creditor shall have the opportunity to change its vote at any time before entry of the U.S. Confirmation Order or the Dutch Sanction Order, as applicable; (f) (i) prevent any Consenting Creditor from taking any action which is required by applicable Law, or (ii) require any Consenting Creditor to take any action that is prohibited by applicable Law or to waive or forego the benefit of any applicable legal privilege (such as attorney-client privilege or common interest privilege); (g) prevent any Consenting Creditor by reason of this Agreement or the Restructuring Transactions from making, seeking, or receiving any regulatory filings, notifications, consents, determinations, authorizations, permits, approvals, licenses, or the like that are required by applicable Law; (h) prevent any Consenting Creditor from enforcing its rights or the Debtors’ obligations under the Interim DIP Order or Final DIP Order (as applicable) or other order of the U.S. Bankruptcy Court; (i) prevent any Consenting Creditor from taking any customary perfection step or other action as is necessary to preserve or defend the validity, existence or priority of its Company Claims (including, without limitation, the filing of a proof of claim against any Company Party); (j) prohibit any Consenting Creditor from taking any action that is not inconsistent with this Agreement; or (k) require any Consenting Creditor to consent to, acquiesce in, vote for, support, or not object to any Alternative Restructuring Proposal or any portion thereof.

Section 8. Commitments of the Company Parties.

8.01. Affirmative Commitments. Except as set forth in Section 9, during the Agreement Effective Period, the Company Parties agree to:

(a) support and take all steps reasonably necessary and desirable to (i) consummate the Restructuring Transactions in accordance with this Agreement (including the Restructuring Term Sheet), (ii) obtain entry of the DIP Orders, (iii) obtain entry of the U.S. Confirmation Order, the Dutch Sanction Order and an order recognizing the Dutch Sanction Order in the Chapter 15 Proceedings, and (iv) prosecute and defend any appeals relating to the U.S. Confirmation Order and the Dutch Sanction Order;

(b) comply with each Milestone;

(c) to the extent any legal, tax, or structural impediment arises that would prevent, hinder, or delay the consummation of the Restructuring Transactions contemplated herein, support and take all steps reasonably necessary and desirable to address any such impediment;

(d) use commercially reasonable efforts to obtain any and all required governmental and/or regulatory approvals for the Restructuring Transactions (including, as applicable, U.S. Bankruptcy Court and Dutch Court approval);

(e) negotiate in good faith and, where applicable, execute and deliver the Definitive Documents and any other agreements required to effectuate and consummate the Restructuring Transactions as contemplated by this Agreement;

(f) actively oppose and object to the efforts of any person seeking to object to, delay, impede, or take any other action to interfere with the acceptance, implementation, or consummation of the Restructuring Transactions (including, if applicable, the filing of timely objections or written responses);

(g) use commercially reasonable efforts to seek additional support for the Restructuring Transactions from other material stakeholders to the extent reasonably prudent;

(h) operate their business in the ordinary course, taking into account the Restructuring Transactions, the Chapter 11 Cases and the Dutch Scheme Proceedings;

(i) timely file a formal objection, after consultation in good faith with the Ad Hoc Group Advisors, to any motion filed with the U.S. Bankruptcy Court by a third party seeking the entry of an order (i) modifying or terminating the Debtors’ exclusive right to file and/or solicit acceptances of a plan of reorganization, as applicable, (ii) directing the appointment of a trustee or examiner (with expanded powers beyond those set forth in sections 1106(a)(3) and (4) of the U.S. Bankruptcy Code), (iii) converting any of the Chapter 11 Cases to cases under chapter 7 of the U.S. Bankruptcy Code, or (iv) dismissing any of the Chapter 11 Cases;

(j) promptly pay or reimburse all reasonable and documented fees and out-of-pocket expenses of the Ad Hoc Group Advisors, in each case, in accordance with any engagement letter or fee letter between the Ad Hoc Group Advisors and the Company Parties, and for which an invoice has been received by the Company Parties;

(k) inform the Ad Hoc Group Advisors as soon as reasonably practicable (but no later than two (2) Business Days) after becoming aware of: (i) any event or circumstance that has occurred that would permit any Party to terminate, or would result in the termination of, this Agreement; (ii) any matter or circumstance which they know to be a material impediment to the implementation or consummation of the Restructuring Transactions; (iii) any notice of any commencement of any material involuntary insolvency proceedings of the Company Parties or their Affiliates; (iv) any notice of any legal suit for payment of debt or securement of security from or by any person in respect of any Company Party, in each case, which they know to be a material impediment to the implementation or consummation of the Restructuring Transactions; (v) a material breach of this Agreement by any Company Party; and (vi) any representation or statement made by them under this Agreement which is or proves to have been materially incorrect or materially misleading in any respect when made;

(l) at the request of the Specified Required Consenting Creditors, appoint a chief restructuring officer, who shall be selected by the Specified Required Consenting Creditors and be reasonably acceptable to the Chief Executive Officer of DNI;

(m) promptly upon receipt, but in all events, no later than 24 hours after such receipt, provide a copy of any Alternative Restructuring Proposal received by any Company Party to the Ad Hoc Group Advisors; and

(n) notify the Ad Hoc Group Advisors of any material governmental or third-party complaints, litigations, inquiries, investigations or hearings that are reasonably likely to materially impede the consummation of the Restructuring Transactions.

8.02. Negative Commitments. Except as set forth in Section 9 or with the prior written consent of the Required Consenting Creditors, during the Agreement Effective Period, each of the Company Parties shall not directly or indirectly, and shall cause their respective subsidiaries not to:

(a) object to, delay, impede, or take any other action to interfere with or that is inconsistent with or is intended or could reasonably be expected to interfere with, delay, or impede the acceptance, approval, implementation, or consummation of the Restructuring Transactions, including any action to undermine the enforcement of the Prepetition Intercreditor Agreements (except as otherwise provided in accordance with the Restructuring Transactions);

(b) withdraw or revoke the Chapter 11 Plan or WHOA Plan or publicly state its intention not to pursue the Chapter 11 Plan or WHOA Plan or to delay in any way the pursuit of confirmation of the Chapter 11 Plan or WHOA Plan in a manner that is inconsistent with the Milestones;

(c) directly or indirectly, through any Entity, seek, solicit, propose, support, assist, or participate in the formulation or preparation of any Alternative Restructuring Proposal;

(d) amend or propose to amend its respective certificate or articles of incorporation, bylaws, or comparable organizational documents in a manner inconsistent with this Agreement, the Chapter 11 Plan or the WHOA Plan;

(e) enter into any separate or additional agreement (including without limitation, support agreements, cooperation agreements or letter agreements) in respect of the Restructuring Transactions with any Party without the consent of the Required Consenting Creditors;

(f) modify the Chapter 11 Plan, WHOA Plan or any Definitive Document, in whole or in part, in a manner that is not consistent with this Agreement in all material respects; or

(g) commence, support, or join any litigation or adversary proceeding relating to the Chapter 11 Cases or the Dutch Scheme Proceedings against any Consenting Creditor.

Section 9. Additional Provisions Regarding Company Parties’ Commitments.

9.01. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall require a Company Party or the board of directors, board of managers, or similar governing body of a Company Party, after consulting with their respective counsel and following the conclusion of any applicable investigation, to take any action or to refrain from taking any action with respect to the Restructuring Transactions, the Chapter 11 Plan, the WHOA Plan or the Chapter 15 Proceedings, to the extent taking or failing to take such action is or would be inconsistent with applicable Law or the exercise of its respective fiduciary obligations under applicable Law, and any such action or inaction pursuant to this Section 9.01 shall not be deemed to constitute a breach of this Agreement; provided, it is agreed that any such action that results in a termination of this Agreement in accordance with the terms hereof shall result in the automatic termination of this Agreement as set forth in Section 13.06.

9.02. Notwithstanding anything to the contrary in this Agreement, each Company Party and their respective directors, officers, employees, investment bankers, attorneys, accountants, consultants, and other advisors or representatives shall have the rights to: (a) consider and respond to Alternative Restructuring Proposals; (b) provide access to non-public information concerning any Company Party to any Entity or enter into Confidentiality Agreements or nondisclosure agreements with any Entity; (c) maintain or continue discussions or negotiations with respect to Alternative Restructuring Proposals; (d) otherwise cooperate with, assist or participate in any inquiries, proposals, discussions, or negotiation of Alternative Restructuring Proposals; and (e) enter into or continue discussions or negotiations with holders of Claims against or Equity Interests in a Company Party (including, but subject to Section 6.01(b)(ii), any Consenting Creditor), any other party in interest in the Chapter 11 Cases (including any official creditors committee and the United States Trustee) or the Dutch Scheme Proceedings, or any other Entity regarding the Restructuring Transactions or Alternative Restructuring Proposals.

9.03. Nothing in this Agreement shall: (a) impair or waive the rights of any Company Party to assert or raise any objection permitted under this Agreement in connection with the Restructuring Transactions; or (b) prevent any Company Party from enforcing this Agreement or contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement.

Section 10. Transfer of Interests.

10.01. During the Agreement Effective Period, no Consenting Creditor shall Transfer any ownership (including any beneficial ownership as defined in the Rule 13d-3 under the Securities Exchange Act) in any Company Claims to any affiliated or unaffiliated party, including any party in which it may hold a direct or indirect beneficial interest, unless:

(a) in the case of any Company Claims, the authorized transferee is either (1) a qualified institutional buyer as defined in Rule 144A under the Securities Act, (2) a non-U.S. person in an offshore transaction as defined under Regulation S under the Securities Act, (3) an institutional “accredited investor” (as defined in the Rules), or (4) another Consenting Creditor; and

(b) either (i) the transferee executes and delivers to counsel to the Company Parties, within five (5) Business Days of the Transfer, a fully executed Transfer Agreement or (ii) the transferee is a Consenting Creditor and the transferee provides notice of such Transfer and the identification of the purchasing Consenting Creditor (including the amount and type of Company Claim Transferred) to counsel to the Company Parties and the Ad Hoc Group Advisors within five (5) Business Days of the Transfer and such transferee agrees in writing prior to, or contemporaneous with, such Transfer to be bound by all terms of the Agreement with respect to any and all Company Claims, including any such Company Claims held prior to or after the Transfer.

10.02. Upon compliance with the requirements of Section 10.01, the transferor shall be deemed to relinquish its rights (and be released from its obligations, with the exception of any obligations arising from any breach occurring prior to such transfer) under this Agreement to the extent of the rights and obligations in respect of such transferred Company Claims. Any Transfer in violation of Section 10.01 shall be void ab initio.

10.03. This Agreement shall in no way be construed to preclude the Consenting Creditors from acquiring additional Company Claims or any ownership (including any beneficial ownership as defined in Rule 13d-3 under the Securities Exchange Act) in any Company Claims; provided that (a) such additional Company Claims shall automatically and immediately upon acquisition by a Consenting Creditor be deemed subject to the terms of this Agreement (regardless of when or whether notice of such acquisition is given to counsel to the Company Parties or counsel to the Consenting Creditors) and (b) such Consenting Creditor must provide notice of such acquisition (including the amount and type of Company Claim acquired) to counsel to the Company Parties and the Ad Hoc Group Advisors within five (5) Business Days of such acquisition.

10.04. This Section 10 shall not impose any obligation on any Company Party to issue any “cleansing letter” or otherwise publicly disclose information for the purpose of enabling a Consenting Creditor to Transfer any of its Company Claims. Notwithstanding anything to the contrary herein, to the extent a Company Party and another Party have entered into a Confidentiality Agreement, the terms of such Confidentiality Agreement that remain in effect following the entry of this Agreement shall continue to apply and remain in full force and effect according to its terms, and this Agreement does not supersede any rights or obligations otherwise arising under such Confidentiality Agreements.

10.05. Notwithstanding Section 10.01, a Qualified Marketmaker that acquires any Company Claims with the purpose and intent of acting as a Qualified Marketmaker for such Company Claims shall not be required to execute and deliver a Transfer Agreement in respect of such Company Claims if (i) such Qualified Marketmaker subsequently transfers such Company Claims (by purchase, sale assignment, participation, or otherwise) within ten (10) Business Days of its acquisition to a transferee that is an Entity that is not an affiliate, affiliated fund, or affiliated Entity with a common investment advisor; (ii) the transferee otherwise is a transfer permitted under Section 10.01; and (iii) the Transfer otherwise is a permitted Transfer under Section 10.01. For the avoidance of doubt, to the extent Section 10.01 is applicable to such Transfer, the ultimate Permitted Transferee must deliver a properly-executed Joinder to the Company Parties in accordance with Section 16.09, unless such Permitted Transferee is a Consenting Creditor as of the date of the Transfer. To the extent that a Consenting Creditor is acting in its capacity as a Qualified Marketmaker, it may Transfer (by purchase, sale, assignment, participation, or otherwise) any right, title or interests in Company Claims that the Qualified Marketmaker acquires from a holder of the Company Claims who is not a Consenting Creditor without complying with the first sentence of this Section 10.05.

10.06. Notwithstanding anything to the contrary in this Section 10, the restrictions on Transfer set forth in this Section 10 shall not apply (i) to the grant of any liens or encumbrances on any claims and interests in favor of a bank or broker-dealer holding custody of such claims and interests in the ordinary course of business and which lien or encumbrance is released upon the Transfer of such claims and interests or (ii) with respect to any Consenting Creditor that is a private equity fund, hedge fund or similar vehicle (including any investment fund or managed account), to any Transfer of general or limited partnership or other similar interest in such Entity, or the change of or change in control of any general partner, manager or similar person of such Entity; provided, that, any such transfer shall not relieve the relevant Consenting Creditor of its obligations under this Agreement.

Section 11. Representations and Warranties of Consenting Creditors. Each Consenting Creditor severally, and not jointly, represents and warrants that, as of the date such Consenting Creditor executes and delivers this Agreement:

(a) (x) it is the beneficial or record owner of the face amount of the Company Claims and Interests as set forth on such Consenting Creditor’s signature page to this Agreement or a Transfer Agreement or (y) solely to the extent set forth on such Consenting Creditor’s signature page to this Agreement or a Transfer Agreement, is the nominee, investment manager, or advisor for beneficial holders of the Company Claims and Interests reflected in such Consenting Creditor’s signature page to this Agreement or a Transfer Agreement, as applicable (as may be updated pursuant to Section 10);

(b) it has the full power and authority to act on behalf of, vote and consent to matters concerning, such Company Claims and Interests;

(c) such Company Claims and Interests are free and clear of any pledge, lien, security interest, charge, Claim, equity, option, proxy, voting restriction, right of first refusal, or other limitation on disposition, transfer, or encumbrances of any kind, that would adversely affect in any way such Consenting Creditor’s ability to perform any of its obligations under this Agreement at the time such obligations are required to be performed;

(d) it has the full power to vote, approve changes to, and transfer all of its Company Claims and Interests referable to it as contemplated by this Agreement subject to applicable Law; and

(e) (i) it is either (A) a qualified institutional buyer as defined in Rule 144A under the Securities Act, (B) not a U.S. person (as defined in Regulation S of the Securities Act), or (C) an institutional accredited investor (as defined in the Rules), and (ii) any Securities acquired by the Consenting Creditor in connection with the Restructuring Transactions will have been acquired for investment and not with a view to distribution or resale in violation of the Securities Act.

Section 12. Mutual Representations, Warranties, and Covenants. Each of the Parties severally, and not jointly, represents, warrants, and covenants to each other Party, as of the date such Party executes and delivers this Agreement:

(a) it is validly existing and in good standing under the Laws of the state of its organization, and this Agreement is a legal, valid, and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable Laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(b) except as expressly provided in this Agreement, the Chapter 11 Plan, the WHOA Plan, the U.S. Bankruptcy Code and the Dutch Restructuring Law, no consent or approval is required by any other person or Entity in order for it to effectuate the Restructuring Transactions contemplated by, and perform its respective obligations under, this Agreement;

(c) the entry into and performance by it of, and the transactions contemplated by, this Agreement do not, and will not, conflict in any material respect with any Law or regulation applicable to it or with any of its articles of association, memorandum of association or other constitutional documents;

(d) except as expressly provided in this Agreement, it has (or will have, at the relevant time) all requisite corporate or other power and authority to enter into, execute, and deliver this Agreement and to effectuate the Restructuring Transactions contemplated by, and perform its respective obligations under, this Agreement; and

(e) except as expressly provided by this Agreement, it is not party to any restructuring support or similar agreements or arrangements with the other Parties to this Agreement concerning the Company Parties that have not been disclosed to all Parties to this Agreement.

Section 13. Termination Events.

13.01. Consenting Creditors’ Termination Events. This Agreement may be terminated as to the Consenting Creditors by the Required Consenting Creditors’ delivery to the Company Parties of a written notice in accordance with Section 16.09 hereof upon the occurrence of the following events:

(a) the breach in any material respect by a Company Party of any of the representations, warranties, or covenants of the Company Parties set forth in this Agreement that (i) is adverse to the Consenting Creditors seeking termination pursuant to this provision and (ii) remains uncured (to the extent curable) for five (5) Business Days after such terminating Required Consenting Creditors transmit a written notice in accordance with Section 16.09 hereof detailing any such breach;

(b) any of the Milestones set forth in Section 5.01 (as may be extended or waived in accordance with this Agreement) has not been achieved by the date specified for such Milestone;

(c) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling or order that (i) enjoins the consummation of a material portion of the Restructuring Transactions and (ii) remains in effect for fifteen (15) Business Days after the Required Consenting Creditors transmit a written notice in accordance with Section 16.09 hereof detailing any such issuance; provided, however, that this termination right may not be exercised by any Party that sought or requested such ruling or order in contravention of any obligation set out in this Agreement;

(d) the U.S. Bankruptcy Court enters an order denying confirmation of the Chapter 11 Plan and such order remains in effect for ten (10) Business Days after entry of such order;

(e) the Dutch Court enters an order denying sanction of the WHOA Plan and such order remains in effect for ten (10) Business Days after entry of such order;

(f) any order approving the Chapter 11 Plan or WHOA Plan is reversed, stayed, dismissed, vacated, or reconsidered without the prior written consent of the Required Consenting Creditors or is modified or amended (i) in a manner that is inconsistent with this Agreement, (ii) adverse to the Consenting Creditors seeking termination pursuant to this provision, provided, however, that the Company Parties shall have fifteen (15) Business Days after the Required Consenting Creditors transmit written notice in accordance with Section 16.09 hereof detailing any such breach to obtain relief that would allow consummation of the Restructuring Transactions in a manner that does not prevent or diminish compliance with the terms of the Restructuring Term Sheet and this Agreement;

(g) the filing of any of the Definitive Documents (or pleading seeking approval of any Definitive Document) by any Company Party that contains terms or conditions that are inconsistent with this Agreement and that have not received the consent of the applicable Consenting Creditors as provided for in Section 4 of this Agreement;

(h) any Company Party (i) withdraws the Chapter 11 Plan or WHOA Plan without the prior written consent of the Required Consenting Creditors, (ii) publicly announces its intention not to support the Restructuring Transactions or (iii) files, publicly announces or executes any definitive agreement with respect to an Alternative Restructuring Proposal;

(i) any of the Company Parties (i) files any motion seeking to avoid, disallow, subordinate, or recharacterize any Claims or any lien or interest held by any Consenting Creditor or (ii) supports any application, adversary proceeding, or cause of action referred to in the immediately preceding clause (i) filed by a third party, or consents to the standing of any such third party to bring such application, adversary proceeding, or cause of action, in each case, in a manner that is materially inconsistent with this Agreement;

(j) the U.S. Bankruptcy Court or the Dutch Court grants relief that is materially inconsistent with this Agreement, the Chapter 11 Plan or WHOA Plan, as applicable (in each case, with such amendments and modifications as have been effected in accordance with the terms hereof) in a manner that would be adverse to the interests of the Consenting Creditors that seek termination pursuant to this provision;

(k) the U.S. Bankruptcy Court enters the Confirmation Order in a form not reasonably acceptable to the Required Consenting Creditors;

(l) other than the Chapter 11 Cases, the Dutch Scheme Proceedings, the Chapter 15 Proceedings and any other Recognition Proceedings, if (x) any Company Party (i) voluntarily commences any case or files any petition seeking bankruptcy, winding up, dissolution, liquidation, administration, moratorium, receivership, reorganization, or other relief under any federal, state, or foreign bankruptcy, insolvency, administrative receivership, or similar law now or hereafter in effect, except as contemplated by this Agreement, (ii) consents to the institution of, or fails to contest in a timely and appropriate manner, any involuntary proceeding or petition described in the preceding subsection (i), (iii) applies for or consents to the appointment of a receiver, administrator, administrative receiver, trustee, custodian, sequestrator, conservator, or similar official with respect to any Company Party or for a substantial part of such Company Party’s assets, (iv) makes a general assignment or arrangement for the benefit of creditors, or (v) takes any corporate action for the purpose of authorizing any of the foregoing and (y) such event as set forth in the foregoing clause (x) would have a materially adverse effect on the Restructuring Transactions;

(m) the entry of an order by the U.S. Bankruptcy Court, or the filing of a motion or application by any Company Party seeking an order (without the prior written consent of the Required Consenting Creditors) (i) converting one or more of the Chapter 11 Cases of a Company Party to a case under chapter 7 of the U.S. Bankruptcy Code, (ii) appointing an examiner with expanded powers beyond those set forth in sections 1106(a)(3) and (4) of the U.S. Bankruptcy Code or a chapter 11 trustee in one or more of the Chapter 11 Cases of a Company Party, (iii) dismissing one or more of the Chapter 11 Cases, or (iv) rejecting this Agreement;

(n) failure of the Company Parties to timely comply with Section 8.01(m) hereof; or

(o) (i) the occurrence of any event that would constitute a default under the DIP Documents or the DIP Orders, as applicable, that has not been cured (if susceptible to cure) or waived by the Required DIP Backstop Parties, as applicable or (ii) the U.S. Bankruptcy Court enters an order vacating a DIP Order.

13.02. DIP Backstop Party Termination Events. The DIP Backstop Commitments of the DIP Backstop Parties may be terminated by the Specified DIP Backstop Parties at any time prior to the DIP Closing Date by delivery to the Company Parties of a written notice in accordance with Section 16.09 hereof upon the occurrence and during the continuance of the following events:

(a) the breach in any material respect by a Company Party of any of the representations, warranties, or covenants of the Company Parties set forth in this Agreement that (i) would be materially or economically adverse to the interests of the DIP Backstop Parties in their respective capacities as DIP Lenders (as defined in the DIP Term Sheet), lenders under the Exit Facility or as holders of New Common Stock, as applicable, seeking termination pursuant to this provision and (ii) remains uncured (to the extent curable) for five (5) Business Days after the Specified DIP Backstop Parties transmit a written notice in accordance with Section 16.09 hereof detailing any such breach;

(b) any of the Milestones set forth in Section 5.01 (as may be extended or waived in accordance with this Agreement) has not been achieved by the date specified for such Milestone;

(c) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling or order that (i) enjoins the consummation of a material portion of the Restructuring Transactions and (ii) remains in effect for fifteen (15) Business Days after the Specified DIP Backstop Parties transmit a written notice in accordance with Section 16.09 hereof detailing any such issuance; provided, however, that this termination right may not be exercised by any Party that sought or requested such ruling or order in contravention of any obligation set out in this Agreement;

(d) the filing of any of the Definitive Documents (or pleading seeking approval of any Definitive Document) by any Company Party that contains terms or conditions that are inconsistent with this Agreement and that have not received the consent of the Required DIP Backstop Parties as required in Section 4 of this Agreement;

(e) the entry of an order by the U.S. Bankruptcy Court, or the filing of a motion or application by any Company Party seeking an order (without the prior written consent of the Required DIP Backstop Parties) (i) converting one or more of the Chapter 11 Cases of a Company Party to a case under chapter 7 of the U.S. Bankruptcy Code, (ii) appointing an examiner with expanded powers beyond those set forth in sections 1106(a)(3) and (4) of the U.S. Bankruptcy Code or a chapter 11 trustee in one or more of the Chapter 11 Cases of a Company Party, (iii) dismissing one or more of the Chapter 11 Cases, or (iv) rejecting this Agreement;

(f) the U.S. Bankruptcy Court or the Dutch Court grants relief that is materially inconsistent with this Agreement (with such amendments and modifications as have been effected in accordance with the terms hereof) in a manner that would be materially adverse to the interests of the DIP Backstop Parties under the DIP Credit Agreement;

(g) other than the Chapter 11 Cases, the Dutch Scheme Proceedings, the Chapter 15 Proceedings and any other Recognition Proceeding, if (x) any Company Party (i) voluntarily commences any case or files any petition seeking bankruptcy, winding up, dissolution, liquidation, administration, moratorium, receivership, reorganization, or other relief under any federal, state, or foreign bankruptcy, insolvency, administrative receivership, or similar law now or hereafter in effect, except as contemplated by this Agreement, (ii) consents to the institution of, or fails to contest in a timely and appropriate manner, any involuntary proceeding or petition described in the preceding subsection (i), (iii) applies for or consents to the appointment of a receiver, administrator, administrative receiver, trustee, custodian, sequestrator, conservator, or similar official with respect to any Company Party or for a substantial part of such Company Party’s assets, (iv) makes a general assignment or arrangement for the benefit of creditors, or (v) takes any corporate action for the purpose of authorizing any of the foregoing and (y) such event as set forth in the foregoing clause (x) would have a materially adverse effect on the Restructuring Transactions;

(h) any of the Company Parties (i) files any motion seeking to avoid, disallow, subordinate, or recharacterize any Claims or any lien or interest held by any DIP Backstop Party or (ii) supports any application, adversary proceeding, or cause of action referred to in the immediately preceding clause (i) filed by a third party, or consents to the standing of any such third party to bring such application, adversary proceeding, or cause of action, in each case, in a manner that is materially inconsistent with this Agreement;

(i) any Company Party (i) withdraws the Chapter 11 Plan or WHOA Plan without the prior written consent of the Required Consenting Creditors, (ii) publicly announces its intention not to support the Restructuring Transactions or (iii) files, publicly announces or executes any definitive agreement with respect to an Alternative Restructuring Proposal;

(j) the entry of an order by the U.S. Bankruptcy Court, or the filing of a motion or application by any Company Party seeking an order (without the prior written consent of the Required Consenting Creditors) (i) converting one or more of the Chapter 11 Cases of a Company Party to a case under chapter 7 of the U.S. Bankruptcy Code, (ii) appointing an examiner with expanded powers beyond those set forth in sections 1106(a)(3) and (4) of the U.S. Bankruptcy Code or a chapter 11 trustee in one or more of the Chapter 11 Cases of a Company Party, (iii) dismissing one or more of the Chapter 11 Cases, or (iv) rejecting this Agreement; or

(k) (i) the occurrence of any event that would constitute a default under the DIP Documents or the DIP Orders, as applicable, that has not been cured (if susceptible to cure) or waived by the Required DIP Backstop Parties, as applicable or (ii) the U.S. Bankruptcy Court enters an order vacating a DIP Order.

13.03. Company Party Termination Events. Any Company Party may terminate this Agreement as to such Company Party upon prior written notice to all Parties in accordance with Section 16.09 hereof upon the occurrence of any of the following events:

(a) the breach in any material respect by any Consenting Creditor with respect to any of the representations, warranties, or covenants of such Consenting Creditor set forth in this Agreement, and which breach remains uncured for a period of five (5) Business Days after the receipt by the applicable Consenting Creditor from the Company Parties of written notice of such breach in accordance with Section 16.09 hereof, which written notice will set forth the alleged breach; provided, that a Company Party shall not be entitled to terminate this Agreement pursuant to this subsection (a) if non-breaching Consenting Creditors hold: (x) at least two-thirds of the aggregate outstanding principal amount of Superpriority Term Loan Claims; (y) at least two-thirds of the aggregate outstanding principal amount of First Lien Claims; and (z) at least two-thirds of the aggregate outstanding principal amount of Second Lien Notes Claims;

(b) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling or order that (i) enjoins the consummation of a material portion of the Restructuring Transactions and (ii) remains in effect for fifteen (15) Business Days after such terminating Company Party transmits a written notice in accordance with Section 16.09 hereof detailing any such issuance; provided, that this termination right shall not apply to or be exercised by any Company Party that sought or requested such ruling or order in contravention of any obligation or restriction set out in this Agreement;

(c) the U.S. Bankruptcy Court enters an order denying confirmation of the Chapter 11 Plan and such order remains in effect for ten (10) Business Days after entry of such order;

(d) the Dutch Court enters an order denying sanction of the WHOA Plan and such order remains in effect for ten (10) Business Days after entry of such order;

(e) the U.S. Bankruptcy Court enters an order denying recognition of the Dutch Scheme Proceedings in the Chapter 15 Proceedings and such order remains in effect for ten (10) Business Days after entry of such order; or

(f) the termination of this Agreement by a Consenting Creditor pursuant to Section 13.05, provided, that a Company Party shall not be entitled to terminate this Agreement pursuant to this subsection (f) if non-terminating Consenting Creditors hold: (x) at least two-thirds of the aggregate outstanding principal amount of Superpriority Term Loan Claims, unless the Superpriority Term Loans have been indefeasibly paid in full in cash prior to such termination; (y) at least two-thirds of the aggregate outstanding principal amount of First Lien Claims; and (z) at least a majority of the aggregate outstanding principal amount of Second Lien Notes Claims.

13.04. Mutual Termination. This Agreement, and the obligations of all Parties hereunder, may be terminated by mutual written agreement among all of the following: (a) the Required Consenting Creditors; and (b) each Company Party.

13.05. Individual Consenting Creditor Termination. This Agreement may be terminated as to any Consenting Creditor, by such Consenting Creditor’s delivery to the Company Parties of a written notice in accordance with Section 16.09 hereof, upon the date that is 180 days after the Petition Date (the “Outside Date”).

13.06. Automatic Termination. This Agreement shall terminate automatically without any further required action or notice immediately upon the earlier of (a) the Effective Date; (b) the date that the Company Parties (i) notify the Consenting Creditors and/or make a public announcement that they intend to pursue an Alternative Restructuring Proposal or (ii) enter into a definitive agreement with respect to an Alternative Restructuring Proposal; or (c) the board of directors, board of managers, or such similar governing body of any Company Party determines, after consulting with counsel, (i) that proceeding with any of the Restructuring Transactions would be inconsistent with the exercise of its fiduciary duties or applicable Law or (ii) in the exercise of its fiduciary duties, to pursue an Alternative Restructuring Proposal in accordance with Section 9.

13.07. Effect of Termination. Upon the occurrence of a Termination Date as to a Party, this Agreement shall be of no further force and effect as to such Party and each Party subject to such termination shall be released from its commitments, undertakings, and agreements under or related to this Agreement and shall have the rights and remedies that it would have had, had it not entered into this Agreement, and shall be entitled to take all actions, whether with respect to the Restructuring Transactions or otherwise, that it would have been entitled to take had it not entered into this Agreement, including with respect to any and all Claims, Interests or Causes of Action (including challenging any proposed classification, treatment, or impaired/unimpaired status of any and all Claims and Interests); provided that in no event shall any such termination relieve a Party from (i) liability for its breach or non-performance of its obligations hereunder before the Termination Date and (ii) obligations under this Agreement which expressly survive such termination pursuant to Section 15 hereof. Upon the occurrence of a Termination Date as to a Party prior to the U.S. Confirmation Order being entered by the U.S. Bankruptcy Court and the Dutch Sanction Order being entered by the Dutch Court, any and all consents, agreements, undertakings, waivers, forbearances, votes, or ballots tendered by such Party subject to such termination before such Termination Date shall be deemed, for all purposes, to be null and void from the first instance, without regard to any impact of the automatic stay under section 362 of the U.S. Bankruptcy Code or any moratorium issued in the Dutch Scheme Proceedings, and shall not be considered or otherwise used in any manner by the Parties in connection with the Restructuring Transactions and this Agreement or otherwise and such consents or ballots may be changed or resubmitted by such terminating Party prior to the applicable voting deadline. Nothing in this Agreement shall be construed as prohibiting any Party from contesting whether any such termination is in accordance with this Agreement’s terms or to seek enforcement of any rights under this Agreement that arose or existed before a Termination Date. No purported termination of this Agreement shall be effective under this Section 13.07 or otherwise if the Party seeking to terminate this Agreement is in material breach of this Agreement except a termination pursuant to Section 13.03(b), Section 13.03(c), Section 13.03(d), Section 13.03(e), or Section 13.03(f). Nothing in this Section 13.07 shall restrict the automatic termination of this Agreement pursuant to Section 13.06. No termination of this Agreement shall unwind, reverse or otherwise render unenforceable (a) the waiver of rights set forth in Sections 6.03(a)(ii) and (b)(i) or (b) the release of the guarantees and liens set forth in Section 6.04.

13.08. Limitations. No Party may terminate this Agreement on account of a Termination Event if the occurrence of such Termination Event was primarily caused by, or primarily resulted from, such Party’s own actions (or failure to act) in breach of the terms of this Agreement, provided that an individual Consenting Creditor’s action (or failure to act) shall not be imputed to the Consenting Creditors as a group or any other individual Consenting Creditor.

Section 14. Amendments and Waivers.

(a) This Agreement (including as to the required content of and consent rights with respect to any Definitive Document) may not be modified, amended, or supplemented, and no condition, rights, or requirement of this Agreement may be waived, in any manner except in accordance with this Section 14.

(b) This Agreement may be modified, amended, or supplemented, or a condition, a right or requirement of this Agreement may be waived, in a writing signed by (i) each Company Party and (ii) the Required Consenting Creditors; provided, that (a) solely with respect to any modification, amendment, waiver, or supplement that materially, adversely and disproportionately affects the rights of the Company Claims/Interests held by a Consenting Creditor, such modification, amendment waiver or supplement must be acceptable to the affected Consenting Creditor; (b) solely with respect to any modification, amendment, wavier, or supplement that directly or adversely affects the recovery of the Second Lien Notes Claims as set forth in the Restructuring Term Sheet, such modification, amendment waiver or supplement must be acceptable to the Required Consenting Second Lien Notes Creditors; and (c) solely with respect to any modification, amendment, waiver, or supplement that directly or adversely affects the recoveries of the Superpriority Term Loan Claims as set forth in the Restructuring Term Sheet, such modification, amendment waiver or supplement must be acceptable to the Required Consenting Superpriority Term Loan Creditors; provided, further, that (x) any amendment to the definition of “Required Consenting Creditors”, “Required Consenting Superpriority Term Loan Creditors,” “Initial Consenting Superpriority Term Loan Creditors,” “Consenting Superpriority Term Loan Creditors,” “Required Consenting First Lien Creditors,” “Initial Consenting First Lien Creditors,” “Required Consenting Second Lien Notes Creditors,” “Initial Consenting Second Lien Notes Creditors,” “Consenting 2023 Stub First Lien Term Loan Creditors,” “Specified Required Consenting Creditors,” “Specified DIP Backstop Parties” or “Required DIP Backstop Parties;” (y) any extension of the Outside Date, and (z) any amendment or modification to this Section 14 and shall require consent of each Party. Any consent required to be provided pursuant to this Section 14 may be delivered by email from counsel. All Parties who have consent rights with respect to amendments, modifications, waivers or supplements hereunder shall be provided with no less than three (3) Business Days’ prior written notice of any proposed amendments, modifications, waivers or supplements, absent exigent circumstances, in which case such Parties shall be provided as much advance notice as practicable.

(c) Notwithstanding the foregoing, and except as set forth in Section 6.05 hereof, prior to the closing of the DIP Facility, any change, modification or amendment to this Agreement that adversely affects the rights of the DIP Backstop Parties as a group in their capacity as DIP Backstop Parties shall require the consent of the Specified DIP Backstop Parties; provided, that, in addition to the Specified DIP Backstop Parties, (i) any change, modification, or amendment to Exhibit G hereto that materially and adversely affects the rights of any DIP Backstop Party shall require the consent of such DIP Backstop Party and (ii) any adverse change, modification, or amendment of the interest rate and other economic terms for the DIP Facility set forth in the DIP Term Sheet shall require the consent of each DIP Backstop Party, provided, further, that, in the case of the foregoing proviso, if the consent of the Specified DIP Backstop Parties is obtained but consent is withheld by any DIP Backstop Party or affected DIP Backstop Party, as applicable, such DIP Backstop Party shall (1) have the right to terminate its commitment to provide (or cause to be provided) its portion of the DIP Facility, which commitment, if terminated, will be reallocated to the other DIP Backstop Parties that agree to assume such commitment and (2) have no further obligations with respect to the DIP Facility.

(d) Any proposed modification, amendment, waiver or supplement that does not comply with this Section 14 shall be ineffective and void ab initio.

(e) The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy under this Agreement shall operate as a waiver of any such right, power or remedy or any provision of this Agreement, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy. All remedies under this Agreement are cumulative and are not exclusive of any other remedies provided by Law.

(f) Any consent or waiver contemplated in this Agreement may be provided by electronic mail from counsel to the relevant Parties.

Section 15. Survival. Notwithstanding the termination of this Agreement pursuant to Section 13, the agreements and obligations of the Parties set forth in Sections 13.07 and 16 (and any defined terms used in any such Sections) and, if earned prior to the termination of this Agreement in accordance with the DIP Term Sheet, the right of the DIP Backstop Parties to receive the Additional New Common Stock, shall survive such termination and shall continue in full force and effect for the benefit of the Consenting Creditors and Company Parties in accordance with the terms hereof; provided, that any liability of a Party for failure to comply with the terms of this Agreement shall survive such termination.

Section 16. Miscellaneous.

16.01. Acknowledgement. Notwithstanding any other provision herein, this Agreement is not and shall not be deemed to be an offer with respect to any securities or solicitation of votes for the acceptance of a plan of reorganization or scheme of arrangement for purposes of sections 1125 and 1126 of the U.S. Bankruptcy Code, the Dutch Restructuring Law or under any non-U.S. law or otherwise. Any such offer or solicitation will be made only in compliance with all applicable securities Laws, provisions of the U.S. Bankruptcy Code, the Dutch Restructuring Law, and/or other applicable Law. The Parties understand and acknowledge that this Agreement may be disclosed and filed with the U.S. Securities and Exchange Commission; provided that such filing shall not include any signature pages hereto.

16.02. Further Assurances. Subject to the other terms of this Agreement, the Parties agree to use commercially reasonable efforts to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be reasonably appropriate or necessary and not inconsistent with this Agreement or any of the Definitive Documents, or as may be required by order of the U.S. Bankruptcy Court or the Dutch Court, from time to time, to effectuate the Restructuring Transactions in accordance with the Definitive Documents, as applicable.

16.03. Complete Agreement. Except as otherwise explicitly provided herein, this Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, among the Parties, or any subset thereof, with respect thereto, other than any Confidentiality Agreement.

16.04. GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM. THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. By its execution and delivery of this Agreement, each of the Parties hereto hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in either a state or federal court of competent jurisdiction in the State and County of New York. By execution and delivery of this Agreement, each of the Parties hereto hereby irrevocably accepts and submits itself to the exclusive jurisdiction of each such court, generally and unconditionally, with respect to any such action, suit or proceeding. Notwithstanding the foregoing, each of the Parties hereto hereby agrees that, if the Chapter 11 Cases have been commenced and are pending, the U.S. Bankruptcy Court shall have exclusive jurisdiction over all matters arising out of or in connection with this Agreement. By executing and delivering this Agreement, and upon commencement of the Chapter 11 Cases, each of the Parties irrevocably and unconditionally submits to the personal jurisdiction of the U.S. Bankruptcy Court solely for purposes of any action, suit, proceeding or other contested matter arising out of or relating to this Agreement, or for recognition or enforcement of any judgment rendered or order entered in any such action, suit, proceeding, or other contested matter.

16.05. TRIAL BY JURY WAIVER. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

16.06. Execution of Agreement. This Agreement may be executed and delivered in any number of counterparts and by way of electronic signature and delivery, each such counterpart, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement. Except as expressly provided in this Agreement, each individual executing this Agreement on behalf of a Party has been duly authorized and empowered to execute and deliver this Agreement on behalf of said Party.

16.07. Rules of Construction. This Agreement is the product of negotiations among the Company Parties and the Consenting Creditors, and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof. The Company Parties and the Consenting Creditors were each represented by counsel during the negotiations and drafting of this Agreement and continue to be represented by counsel.

16.08. Successors and Assigns; Third Parties. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors and permitted assigns, as applicable. There are no third party beneficiaries under this Agreement, and the rights or obligations of any Party under this Agreement may not be assigned, delegated, or transferred to any other person or Entity, except as expressly permitted in Section 10 hereof, and any such attempted assignment, delegation, or transfer shall be void ab initio.

16.09. Notices. All notices and deliveries hereunder shall be deemed given if in writing and delivered, by electronic mail, courier, or registered or certified mail (return receipt requested), to the following addresses (or at such other addresses as shall be specified by like notice):

(a)	if to a Company Party, to:

Diebold Nixdorf, Incorporated

50 Executive Pkwy

Hudson, OH 44236

Attn: Jonathan Leiken

Email: Jonathan.Leiken@dieboldnixdorf.com

with copies to:

Jones Day

250 Vesey Street

New York, NY 10281-1047

Attn: Heather Lennox; Dan Moss; Nicholas Morin

Email: hlennox@JonesDay.com; dtmoss@JonesDay.com; nmorin@jonesday.com

(b)	if to a Consenting Creditor, to:

the Consenting Creditor’s address, as set forth on such Consenting Creditor’s signature page to this Agreement with copies to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attn: Damian S. Schaible; Adam L. Shpeen and Dylan A. Consla; Amber Leary

Email: damian.schaible@davispolk.com; adam.shpeen@davispolk.com; dylan.consla@davispolk.com; amber.leary@davispolk.com

Any notice given by delivery, mail, or courier shall be effective when received.

16.10. Independent Due Diligence and Decision Making. Each Consenting Creditor hereby confirms that its decision to execute this Agreement has been based upon its independent investigation of the operations, businesses, financial and other conditions, and prospects of the Company Parties.

16.11. Waiver. If the Restructuring Transactions are not consummated, or if this Agreement is terminated for any reason, the Parties fully reserve any and all of their rights. Pursuant to Federal Rule of Evidence 408 and any other applicable rules of evidence, this Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms or the payment of damages to which a Party may be entitled under this Agreement.

16.12. Specific Performance. It is understood and agreed by the Parties that money damages would be an insufficient remedy for any breach of this Agreement by any Consenting Creditor, and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief (without the posting of any bond and without proof of actual damages) as a remedy of any such breach, including an order of the U.S. Bankruptcy Court or other court of competent jurisdiction requiring any Consenting Creditor to comply promptly with any of its obligations hereunder. Notwithstanding anything to the contrary in this Agreement, none of the Parties will be liable for, and none of the Parties shall claim or seek to recover, any punitive, special, indirect or consequential damages for lost profits.

16.13. Several, Not Joint, Claims. Except where otherwise specified, the agreements, representations, warranties, and obligations of the Parties under this Agreement are, in all respects, several and not joint.

16.14. Severability and Construction. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the remaining provisions shall remain in full force and effect if essential terms and conditions of this Agreement for each Party remain valid, binding, and enforceable.

16.15. Remedies Cumulative. All rights, powers, and remedies provided under this Agreement or otherwise available in respect hereof at Law or in equity shall be cumulative and not alternative, and the exercise of any right, power, or remedy thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power, or remedy by such Party.

16.16. Capacities of Consenting Creditors. Each Consenting Creditor has entered into this Agreement on account of the Company Claims and Equity Interests listed on its signature page to this Agreement (directly or through discretionary accounts that it manages or advises) and, except where otherwise specified in this Agreement, shall take or refrain from taking all actions that it is obligated to take or refrain from taking under this Agreement with respect to all such Company Claims and Equity Interests.

16.17. Email Consents. Where a written consent, acceptance, approval, or waiver is required pursuant to or contemplated by this Agreement, pursuant to Section 4.02, Section 14, or otherwise, including a written approval by the Company Parties or the Required Consenting Creditors, such written consent, acceptance, approval, or waiver shall be deemed to have occurred if, by agreement between counsel to the Parties submitting and receiving such consent, acceptance, approval, or waiver, it is conveyed in writing (including electronic mail) between each such counsel without representations or warranties of any kind on behalf of such counsel.

16.18. Relationship Among Parties. Notwithstanding anything to the contrary herein, the duties and obligations of the Consenting Creditors under this Agreement shall be several, not joint. None of the Consenting Creditors shall have by virtue of this Agreement any fiduciary duty, any duty of trust or confidence in any form, or other duties or responsibilities to each other, any Consenting Creditor, any Company Party, or any of the Company Party’s respective creditors or other stakeholders, and there are no commitments among or between the Consenting Creditors, except as expressly set forth in this Agreement. It is understood and agreed that any Consenting Creditor may trade in any debt or equity Securities of any Company Parties without the consent of the Company Parties or any Consenting Creditor, subject to compliance with Section 10 of this Agreement and applicable securities Laws. No prior history, pattern or practice of sharing confidence among or between any of the Consenting Creditors, DIP Backstop Parties and/or the Company Parties shall in any way affect or negate this understanding and agreement. The Parties acknowledge that this Agreement does not constitute an agreement, arrangement, or understanding with respect to acting together for the purpose of acquiring, holding, voting, or disposing of any securities of any of the Company Parties and shall not be deemed, as a result of its entering into and performing its obligations under this Agreement, to constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act or Rule 13d-5 promulgated thereunder. For the avoidance of doubt: (1) each Consenting Creditor is entering into this Agreement directly with the Company Parties and not with any other Consenting Creditor, (2) no other Consenting Creditor shall have any right to bring any action against any other Consenting Creditor with respect this Agreement (or any breach thereof), other than in accordance with this Agreement, and (3) no Consenting Creditor shall, nor shall any action taken by a Consenting Creditor pursuant to this Agreement, be deemed to be acting in concert or as any group with any other Consenting Creditor with respect to the obligations under this Agreement, nor shall this Agreement create a presumption that the Consenting Creditors are in any way acting as a group. All rights under this Agreement are separately granted to each Consenting Creditor by the Company Parties and vice versa, and the use of a single document is for the convenience of the Parties. Each Party’s decision to commit to enter into the transactions contemplated by this Agreement has been made independently and is based upon its own business judgment with the understanding that no Company Party has made any representations or warranties as to the success of the Restructuring Transactions or, ultimately, the confirmation of the Chapter 11 Plan or sanction of the WHOA Plan.

16.19. No Recourse. This Agreement may only be enforced against the named parties hereto (and then only to the extent of the specific obligations undertaken by such parties in this Agreement). All claims or Causes of Action (whether in contract, tort, equity, or any other theory) that may be based upon, arise out of, or relate to this Agreement, or the negotiation, execution, or performance of this Agreement, may be made only against the Entities that are expressly identified as parties hereto (and then only to the extent of the specific obligations undertaken by such parties herein). No past, present or future direct or indirect director, manager, officer, employee, incorporator, member, partner, stockholder, equity holder, trustee, affiliate, controlling person, agent, attorney, or other representative of any party hereto (including any person negotiating or executing this Agreement on behalf of a party hereto), nor any past, present, or future direct or indirect director, manager, officer, employee, incorporator, member, partner, stockholder, equity holder, trustee, affiliate, controlling person, agent, attorney, or other representative of any of the foregoing (other than any of the foregoing that is a party hereto) (any such Person, a “No Recourse Party”), shall have any liability with respect to this Agreement or with respect to any proceeding (whether in contract, tort, equity, or any other theory that seeks to “pierce the corporate veil” or impose liability of an Entity against its owners or affiliates or otherwise) that may arise out of or relate to this Agreement, or the negotiation, execution, or performance of this Agreement.

16.20. Identification of Consenting Creditors. Except as required by applicable Law, no Company Party or Ad Hoc Group Advisor shall divulge the amount of Company Claims held by any specific Consenting Creditor in any public manner without such Consenting Creditor’s prior written consent; provided, however, that (a) if such disclosure is required by Law, subpoena or other legal process or regulation, the disclosing Party shall afford the relevant Consenting Creditor a reasonable opportunity to review and comment before such disclosure and shall take all reasonable measures to limit such disclosure, (b) the foregoing shall not prohibit the public disclosure of the aggregate percentage or aggregate principal amount of Company Claims held by all Consenting Creditors collectively, or with respect to any particular ad hoc group, and (c) any Company Party may disclose information requested by a governmental regulatory authority (including U.S. and non-U.S. regulators) with jurisdiction over its operations to such authority without limitation or notice to any Party or other person or Entity. Any public filing or other disclosure of this Agreement which includes executed signature pages to this Agreement shall include such signature pages only in redacted form with respect to the holdings and identity of each Consenting Creditor.

16.21. Publicity. Unless otherwise required by Law, the Company Parties shall submit drafts to the Ad Hoc Group Advisors of any press releases and public documents that constitute disclosure of the existence or terms of this Agreement or any amendment to the terms of this Agreement prior to making any such disclosure, and shall afford them a reasonable opportunity under the circumstances to comment on such documents and disclosures and shall considering incorporating any such reasonable comments in good faith. Except as required by Law, no Party or its advisors shall (a) use the name of any Consenting Creditors in any public manner (including in any press release) with respect to this Agreement, the Restructuring Transactions, or any of the Definitive Documents or (b) disclose to any Entity (including, for the avoidance of doubt, any other Consenting Creditor), other than advisors to the Company Parties, the principal amount or percentage of any Company Claims/Interests held by any Consenting Creditors without such Consenting Creditor’s prior written consent (it being understood and agreed that each Consenting Creditor’s signature page to this Agreement shall be redacted to remove the name of such Consenting Creditor and the amount and/or percentage of Company Claims/Interests held by such Consenting Creditor to the extent this Agreement with signature pages is filed on the docket maintained in the Chapter 11 Cases or otherwise made publicly available); provided, however, that (x) if such disclosure is required by Law, and to the extent reasonably practicable and not otherwise prohibited by Law, the disclosing Party shall afford the relevant Consenting Creditor a reasonable opportunity to review and comment in advance of such disclosure and such Party shall take all reasonable measures to limit such disclosure and (y) the foregoing shall not prohibit the disclosure of the aggregate percentage or aggregate principal amount of Company Claims/Interests held by the Consenting Creditors of the same class, collectively. Notwithstanding the provisions in this Section 16.20, (1) any Party may disclose the identities of the other Parties in any action to enforce this Agreement as a result of any breaches hereof and (2) any Party may disclose, to the extent expressly consented to in writing in advance by a Consenting Creditor, such Consenting Creditor’s identity and individual holdings.

16.22. Tax.

(a) To the extent practicable, and subject to the consent of the Required Consenting Creditors (which shall not be unreasonably withheld, conditioned or delayed), the Restructuring Transactions will be structured in a tax-efficient manner, so as to minimize tax impacts of cancellation-of-debt income of the Debtors and Company Parties and their direct and indirect subsidiaries, preserve or otherwise maximize favorable tax attributes (including tax basis) of the Debtors and Company Parties and their direct and indirect subsidiaries and to otherwise obtain the most beneficial structure for the Company Parties or the Reorganized Company Parties, the Consenting Creditors and the holders of New Common Stock post-Effective Date. The Company Parties and the Consenting Creditors will cooperate on a reasonable basis in connection with such structuring, including by providing each other with any reasonably requested information.

(b) At the request of a Consenting Creditor, Reorganized DNI shall use reasonable best efforts to deliver or cause to be delivered to such Consenting Creditor a duly executed certificate from Reorganized DNI prepared in accordance with Treasury Regulation Section 1.897-2(h)(1) informing such Consenting Creditor whether such Consenting Creditor’s interest in Reorganized DNI constitutes a United States real property interest and a notice to the Internal Revenue Service in accordance with U.S. Treasury Regulation Section 1.897-2(h)(2).

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first above written.

DIEBOLD NIXDORF, INCORPORATED

By:	/s/ Jonathan Leiken

Name:	Jonathan Leiken
Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary

DIEBOLD NIXDORF TECHNOLOGY FINANCE, LLC

By:	/s/ Jonathan Leiken

Name:	Jonathan Leiken
Title:	President

GRIFFIN TECHNOLOGY INCORPORATED

By:	/s/ Jonathan Leiken

Name:	Jonathan Leiken
Title:	President

DIEBOLD SST HOLDING COMPANY, LLC

By:	/s/ Jonathan Leiken

Name:	Jonathan Leiken
Title:	President

DIEBOLD HOLDING COMPANY, LLC

By:	/s/ Jonathan Leiken

Name: Jonathan Leiken
Title: President

DIEBOLD SELF-SERVICE SYSTEMS

By:	/s/ Jonathan Leiken

Name: Jonathan Leiken
Title: President

DIEBOLD GLOBAL FINANCE CORPORATION

By:	/s/ Jonathan Leiken

Name: Jonathan Leiken
Title: President

DIEBOLD NIXDORF HOLDING GERMANY GMBH

By:	/s/ Olaf Heyden

Name: Olaf Heyden
Title: Managing Director

WINCOR NIXDORF INTERNATIONAL GMBH

By:	/s/ Jörn Förster
	Name:	Jörn Förster
	Title:	Managing Director

DIEBOLD NIXDORF DEUTSCHLAND GMBH

By:	/s/ Frank Johann
	Name:	Frank Johann
	Title:	Managing Director

DIEBOLD NIXDORF SYSTEMS GMBH

By:	/s/ Jörn Förster
	Name:	Jörn Förster
	Title:	Managing Director

DIEBOLD NIXDORF OPERATIONS GMBH

By:	/s/ Michael Schuett
	Name:	Michael Schuett
	Title:	Managing Director

DIEBOLD NIXDORF VERMÖGENSVERWALTUNGS GMBH

By:	/s/ Olaf Heyden
	Name:	Olaf Heyden
	Title:	Managing Director

DIEBOLD NIXDORF FINANCE GERMANY GMBH

By:	/s/ Jörn Förster
	Name:	Jörn Förster
	Title:	Managing Director

DIEBOLD NIXDORF LOGISTICS GMBH

By:	/s/ Christina Wieber
	Name:	Christina Wieber
	Title:	Managing Director

DIEBOLD NIXDORF BUSINESS ADMINISTRATION CENTER GMBH

By:	/s/ Jörg Kleinschmidt
	Name:	Jörg Kleinschmidt
	Title:	Managing Director

DIEBOLD NIXDORF GLOBAL LOGISTICS GMBH

By:	/s/ Christina Wieber
	Name:	Christina Wieber
	Title:	Managing Director

IP MANAGEMENT GMBH

By:	/s/ Olaf Heyden
	Name:	Olaf Heyden
	Title:	Managing Director

DIEBOLD NIXDORF SECURITY GMBH

By:	/s/ Jörn Förster
	Name:	Jörn Förster
	Title:	Managing Director

WINCOR NIXDORF FACILITY GMBH

By:	/s/ Jörn Förster
	Name:	Jörn Förster
	Title:	Managing Director

DIEBOLD NIXDORF REAL ESTATE GMBH & CO. KG

By:	/s/ Jörn Förster
	Name:	Jörn Förster
	Title:	Managing Director

DIEBOLD NIXDORF DUTCH HOLDING B.V.

By:	/s/ Elizabeth Christine Radigan
	Name:	Elizabeth Christine Radigan
	Title:	Managing Director A

By:	/s/ Hendrik Roelof Schouten
	Name:	Hendrik Roelof Schouten
	Title:	Managing Director B

DIEBOLD NIXDORF GLOBAL HOLDING B.V.

By:	/s/ Elizabeth Christine Radigan
	Name:	Elizabeth Christine Radigan
	Title:	Managing Director A

By:	/s/ Hendrik Roelof Schouten
	Name:	Hendrik Roelof Schouten
	Title:	Managing Director B

DIEBOLD NIXDORF SOFTWARE PARTNER B.V.

By:	/s/ Michael Engel

Name:	Michael Engel
Title:	Managing Director

DIEBOLD NIXDORF SOFTWARE CV

By:	/s/ Hendrik Roelof Schouten
	Name:	Hendrik Roelof Schouten
	Title:	Authorized Signatory

DIEBOLD NIXDORF GLOBAL SOLUTIONS B.V.

By:	/s/ Hendrik Roelof Schouten
	Name:	Hendrik Roelof Schouten
	Title:	Managing Director

DIEBOLD NIXDORF B.V.

By:	/s/ Hendrik Roelof Schouten
	Name:	Hendrik Roelof Schouten
	Title:	Managing Director

By:	/s/ Michael Engel
	Name:	Michael Engel
	Title:	Managing Director

DIEBOLD NIXDORF SP. Z O. O.

By:	/s/ Stanislav Zrcek
	Name:	Stanislav Zrcek
	Title:	Member of the Management Board

DIEBOLD NIXDORF BPO SP. Z O. O.

By:	/s/ Adrian Gawrys
	Name:	Adrian Gawrys
	Title:	Director

DIEBOLD CANADA HOLDING COMPANY INC.

By:	/s/ Jonathan Leiken
	Name:	Jonathan Leiken
	Title:	Vice President and Secretary

DIEBOLD NIXDORF CANADA, LIMITED

By:	/s/ Jonathan Leiken
	Name:	Jonathan Leiken
	Title:	Vice President and Secretary

DIEBOLD NIXDORF S.L.

By:	/s/ Antonio Albarrán Rodriguez
	Name:	Antonio Albarrán Rodriguez
	Title:	Director

DIEBOLD SELF-SERVICE SOLUTIONS S. AR. L.

By:	/s/ James Barna
	Name:	James Barna
	Title:	Manager

DIEBOLD NIXDORF BV

By:	/s/ Nancy De Troyer
	Name:	Nancy De Troyer
	Title:	Finance Director

DIEBOLD NIXDORF S.A.S.

By:	/s/ Octavio Marquez
	Name:	Octavio Marquez
	Title:	President

DIEBOLD NIXDORF AB

By:	/s/ René Lauxtermann
Name: René Lauxtermann
Title: Director

DIEBOLD NIXDORF (UK) LIMITED

By:	/s/ Paul Young
Name: Paul Young
Title: Director

DIEBOLD NIXDORF S.R.L.

By:	/s/ Ewa Porebska
Name: Ewa Porebska
Title: Director

IMPEXA, LLC

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

Consenting Creditor Signature Page to

the Restructuring Support Agreement

[Consenting Creditor Signature Pages Redacted]

EXHIBIT A-1

Company Parties

•	Diebold Nixdorf, Incorporated

•	Diebold Nixdorf Technology Finance, LLC

•	Griffin Technology Incorporated

•	Diebold SST Holding Company, LLC

•	Diebold Holding Company, LLC

•	Diebold Self-Service Systems

•	Diebold Global Finance Corporation

•	Impexa, LLC

•	Diebold Nixdorf Holding Germany GmbH

•	WINCOR NIXDORF International GmbH

•	Diebold Nixdorf Deutschland GmbH

•	Diebold Nixdorf Systems GmbH

•	Diebold Nixdorf Operations GmbH

•	Diebold Nixdorf Vermogensverwaltungs GmbH

•	Diebold Nixdorf Finance Germany GmbH

•	Diebold Nixdorf Logistics GmbH

•	Diebold Nixdorf Business Administration Center GmbH

•	Diebold Nixdorf Global Logistics GmbH

•	IP Management GmbH

•	Diebold Nixdorf Security GmbH

•	WINCOR NIXDORF Facility GmbH

•	Diebold Nixdorf Real Estate GmbH & Co. KG

•	Diebold Nixdorf Dutch Holding B.V.

•	Diebold Nixdorf Global Holding, B.V.

•	Diebold Nixdorf Software Partner B.V.

•	Diebold Nixdorf Software CV

•	Diebold Nixdorf Global Solutions B.V.

•	Diebold Nixdorf B.V., an entity organized in the Netherlands

•	Diebold Nixdorf Sp. z o. o.

•	Diebold Nixdorf BPO Sp. z o. o.

•	Diebold Canada Holding Company Inc.

•	Diebold Nixdorf Canada, Limited

•	Diebold Nixdorf S.L.

•	Diebold Self-Service Solutions S. ar. l.

•	Diebold Nixdorf B.V., an entity organized in Belgium

•	Diebold Nixdorf S.A.S.

•	Diebold Nixdorf AB

•	Diebold Nixdorf (UK) Limited

•	Diebold Nixdorf S.r.l.

EXHIBIT A-2

Debtors

•	Diebold Nixdorf, Incorporated

•	Diebold Nixdorf Technology Finance, LLC

•	Griffin Technology Incorporated

•	Diebold SST Holding Company, LLC

•	Diebold Holding Company, LLC

•	Diebold Self-Service Systems

•	Diebold Global Finance Corporation

•	Impexa, LLC

•	Diebold Canada Holding Company Inc.

•	Diebold Nixdorf Canada, Limited

EXHIBIT B

Restructuring Term Sheet

Execution Version

THIS RESTRUCTURING TERM SHEET IS NOT AND SHALL NOT BE CONSTRUED AS AN OFFER OR ACCEPTANCE WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN, A WHOA PLAN OR ANY OTHER RESTRUCTURING PLAN WITHIN THE MEANING OF SECTION 1125 OF THE BANKRUPTCY CODE OR ANY OTHER LAW. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE, THE DUTCH RESTRUCTURING LAW AND OTHER APPLICABLE LAW. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NOTHING CONTAINED IN THIS RESTRUCTURING TERM SHEET SHALL BE, OR BE CONSTRUED AS, AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE EFFECTIVE DATE OF THE RESTRUCTURING SUPPORT AGREEMENT ON THE TERMS DESCRIBED HEREIN AND IN THE RESTRUCTURING SUPPORT AGREEMENT, DEEMED BINDING ON ANY OF THE PARTIES HERETO. THE TERMS SET FORTH HEREIN ARE SUBJECT TO THE EXECUTION AND DELIVERY OF DEFINITIVE DOCUMENTATION BY THE PARTIES AND CONFIRMATION BY THE U.S. BANKRUPTCY COURT AND SANCTION BY THE DUTCH COURT.

THIS RESTRUCTURING TERM SHEET HAS BEEN PRODUCED FOR DISCUSSION AND SETTLEMENT PURPOSES ONLY AND IS SUBJECT TO RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND OTHER SIMILAR APPLICABLE STATE, FEDERAL AND OTHER STATUTES, RULES, AND LAWS. THIS RESTRUCTURING TERM SHEET AND THE INFORMATION CONTAINED HEREIN ARE SUBJECT TO THE TERMS OF ANY CONFIDENTIALITY AGREEMENTS (AS DEFINED IN THE RESTRUCTURING SUPPORT AGREEMENT).

RESTRUCTURING TERM SHEET

INTRODUCTION

This Restructuring Term Sheet describes proposed financial restructurings for each of the Debtors and other Company Parties.1 This Restructuring Term Sheet is being agreed to in connection with the Company Parties’ and the Consenting Creditors’ entry into that certain Restructuring Support Agreement, dated as of May 30, 2023, to which this Restructuring Term Sheet is attached as Exhibit B. Pursuant to the Restructuring Support Agreement, the Company Parties and the Consenting Creditors have agreed to support the transactions contemplated therein and herein.

This Restructuring Term Sheet does not include a description of all of the terms, conditions, and other provisions that are to be contained in the Definitive Documents, which remain subject to negotiation and completion. The Definitive Documents shall not contain any terms or conditions that are inconsistent with this Restructuring Term Sheet or the Restructuring Support Agreement. This Restructuring Term Sheet incorporates the rules of construction as set forth in section 102 of the U.S. Bankruptcy Code. All allocations of all distributions, consideration, fees and commitments pursuant to this Restructuring Term Sheet (including all attachments hereto) shall give effect to any trades of Claims among the Consenting Creditors that remain open, pending or otherwise unsettled as of May 19, 2023, as if such trades had been settled as of such date.

[1]	Capitalized terms used but not defined in this Restructuring Term Sheet have the meanings given to such terms in the Restructuring Support Agreement.

GLOBAL RESTRUCTURING

Global Restructuring

The restructuring of the Prepetition Debt and other Company Claims/Interests contemplated by the Restructuring Support Agreement and this Restructuring Term Sheet shall be effectuated pursuant to, among other things, the following:

•  The Chapter 11 Plan to be filed by the Debtors, which shall, at a minimum, contain a discharge and/or release of the Debtors’ Prepetition Debt obligations as set forth herein;

•  The WHOA Plan to be filed by Diebold Dutch Holding, which shall, at a minimum, contain a discharge and/or release of (a) the obligations of Diebold Dutch Holding under the First Lien Euro Notes Indenture and (b) the Dutch Scheme Parties’ Prepetition Debt obligations as set forth herein.

The Dutch Scheme Proceedings and Dutch Sanction Order shall be recognized, at a minimum, in the United States pursuant to the Chapter 15 Proceedings.

MATERIAL TERMS OF CREDIT FACILITIES IMPLEMENTED AS PART OF RESTRUCTURING

Debtor in Possession Financing

The Debtors shall seek approval of the DIP Facility on the terms set forth in the DIP Term Sheet attached as Exhibit 1 to this Restructuring Term Sheet and such other terms that are acceptable to the Debtors and the Required DIP Lenders.

The proceeds of the DIP Facility shall be used as follows:

•  to repay in full the Superpriority Term Loan Claims (including, for the avoidance of doubt, the Make Whole Amount (as defined in the Superpriority Credit Agreement));

•  to repay in full the ABL Facility (including repayment in cash any and all Obligations (as defined in the ABL Credit Agreement) and FILO Obligations (as defined in the ABL Credit Agreement) under the ABL Credit Agreement and any fees and costs of the administrative agent’s counsel and other advisors; provided that in the case of any Letters of Credit (as defined in the ABL Credit Agreement) the Debtors shall cash collateralize, backstop or cancel such Letters of Credit in a manner reasonably satisfactory to the Issuing Banks (as defined in the ABL Credit Agreement));

•  made available to the Debtors and their Affiliates for incremental liquidity / general corporate purposes.

Consistent with Section 16.22 of the Restructuring Support Agreement, the Debtors and the Consenting Creditors shall cooperate in good faith to ensure repayment of the Superpriority Term Loan and ABL Facility is structured in a tax-efficient manner.

3

MATERIAL TERMS OF CREDIT FACILITIES IMPLEMENTED AS PART OF RESTRUCTURING

Exit Facility	On the Effective Date, the DIP Lenders shall provide the Exit Facility to the Debtors and Company Parties pursuant to the Exit Facility Credit Agreement. The interest rates, maturity dates and other terms of the Exit Facility shall be consistent with the Exit Facility Term Sheet attached hereto as Exhibit 2 in all material respects and otherwise acceptable to the Company Parties and the Required DIP Lenders. Definitive Documentation for the Exit Facility shall be included in the Plan Supplement.

GENERAL PROVISIONS REGARDING THE RESTRUCTURING

New Common Stock

Subject to the consent rights set forth in the Restructuring Support Agreement, on the Effective Date, Reorganized DNI will issue the New Common Stock as follows:

•  100% of the New Common Stock shall be received by the holders of Allowed First Lien Claims and Allowed Second Lien Notes Claims in exchange for their Claims in accordance with this Restructuring Term Sheet, subject to dilution on account of the Additional New Common Stock and the New Management Incentive Plan; provided, that, the New Common Stock to be received by holders of Second Lien Notes Claims as set forth herein shall not be subject to dilution by the Participation Premium (as defined in the DIP Term Sheet).

•  The Additional New Common Stock shall be issued by Reorganized DNI as set forth in the DIP Term Sheet. The Additional New Common Stock shall be subject to dilution on account of the New Management Incentive Plan.

Section 1145	To the fullest extent permitted by law, the issuance of the New Common Stock will be exempt from registration under the Securities Act of 1933 (the “Securities Act”) pursuant to section 1145 of the U.S. Bankruptcy Code. To the extent that such exemption under section 1145 of the U.S. Bankruptcy Code is unavailable, the issuance of other shares of New Common Stock will be made pursuant to any other available exemptions from registration, as applicable, including Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated under the Securities Act. Good faith efforts shall be made to make the New Common Stock DTC eligible.

4

GENERAL PROVISIONS REGARDING THE RESTRUCTURING

Tax Matters	To the extent practicable, and subject to the consent of the Required Consenting Creditors (which shall not be unreasonably withheld), the Restructuring Transactions will be structured in a tax-efficient manner, so as to minimize tax impacts of cancellation-of-debt income of the Debtors and Company Parties and their direct and indirect subsidiaries, preserve or otherwise maximize favorable tax attributes (including tax basis) of the Debtors and Company Parties and their direct and indirect subsidiaries and to otherwise obtain the most beneficial structure for the Company Parties or the Reorganized Company Parties, the Consenting Creditors and the holders of New Common Stock post-Effective Date.

Distributions

Each holder of an Allowed Claim or Interest, as applicable, shall receive under the Chapter 11 Plan the treatment described below (or less favorable treatment that may be agreed by the Debtors and the holder of such Allowed Claim or Interest) in exchange for such holder’s Allowed Claim or Interest.

At the request of a Consenting Creditor, Reorganized DNI shall use reasonable best efforts to deliver or cause to be delivered to such Consenting Creditor a duly executed certificate from Reorganized DNI prepared in accordance with Treasury Regulation Section 1.897-2(h)(1) informing such Consenting Creditor whether such Consenting Creditor’s interest in Reorganized DNI constitutes a United States real property interest and a notice to the Internal Revenue Service in accordance with U.S. Treasury Regulation Section 1.897-2(h)(2).

Restructuring Transactions

The U.S. Confirmation Order and Dutch Sanction Order, as applicable, shall be deemed to authorize, among other things, all actions as may be necessary or appropriate to effectuate any transaction described in, approved by, contemplated by, or necessary to consummate the Chapter 11 Plan, the WHOA Plan and the Restructuring Transactions, including, for the avoidance of doubt, any and all actions required to implement the Restructuring Transactions in the United States and any foreign jurisdiction.

On the Effective Date, each of the Debtors, the Company Parties and their Affiliates, as applicable, shall issue all securities, notes, instruments, certificates, and other documents required to be issued pursuant to the Restructuring Transactions.

Rule 9019 Settlement	The Chapter 11 Plan will be treated as a global and integrated compromise and settlement of all actual and potential disputes between and among the Company Parties and all holders of Claims pursuant to U.S. Bankruptcy Rule 9019.

5

ALLOWANCE AND TREATMENT OF CLAIMS AND INTERESTS UNDER THE CHAPTER 11 PLAN
Class No.	Type of Claim	Treatment	Impairment / Voting
Unclassified Non-Voting Claims

N/A	DIP Claims	On the Effective Date, in full and final satisfaction of the Allowed DIP Claims: (a) the principal amount of the Allowed DIP Claims shall be converted into the Exit Facility, and (b) Allowed DIP Claims that constitute accrued but unpaid interest, premiums or fees on the DIP Facility shall be paid in cash or Additional New Common Stock as set forth in the DIP Term Sheet.	N/A

N/A	Administrative Claims	On or as soon as reasonably practicable after the Effective Date, each holder of an Allowed Administrative Claim shall receive, in full and final satisfaction, compromise, settlement, release and discharge of such Claim, payment in full in cash; provided, that if such Allowed Administrative Claim is based on liabilities incurred by the Debtors in the ordinary course of their business after the Petition Date, the holder of such Allowed Administrative Claim shall receive payment in accordance with the terms and conditions of the particular transaction giving rise to such Allowed Administrative Claim without any further action by the holders of such Allowed Administrative Claim.	N/A

N/A	Priority Tax Claims	On or as soon as reasonably practicable after the Effective Date, each holder of an Allowed Priority Tax Claim shall receive, in full and final satisfaction, compromise, settlement, release and discharge of such Claim, treatment in a manner consistent with section 1129(a)(9)(C) of the U.S. Bankruptcy Code.	N/A

6

ALLOWANCE AND TREATMENT OF CLAIMS AND INTERESTS UNDER THE CHAPTER 11 PLAN
Class No.	Type of Claim	Treatment	Impairment / Voting
Classified Claims and Interests

1	Other Secured Claims	On or as soon as reasonably practicable after the Effective Date, each holder of an Allowed Other Secured Claim shall receive, in full and final satisfaction, compromise, settlement, release and discharge of such Claim, at the Debtors’ option (with the consent of the Required Consenting Creditors, not to be unreasonably withheld, conditioned or delayed): (a) payment in full in cash; (b) delivery of the collateral securing its Allowed Other Secured Claim and payment of any interest required under section 506(b) of the U.S. Bankruptcy Code; (c) Reinstatement of its Allowed Other Secured Claim; or (d) such other treatment rendering its Allowed Other Secured Claim Unimpaired in accordance with section 1124 of the U.S. Bankruptcy Code.	Unimpaired / Presumed to Accept

2	Other Priority Claims	On or as soon as reasonably practicable after the Effective Date, each holder of an Allowed Other Priority Claim shall receive, in full and final satisfaction, compromise, settlement, release and discharge of such Claim, at the Debtors’ option (with the consent of the Required Consenting Creditors, not to be unreasonably withheld, conditioned or delayed): (a) payment in full in cash; or (b) such other treatment rendering its Allowed Other Priority Claim Unimpaired in accordance with section 1124 of the U.S. Bankruptcy Code.	Unimpaired / Presumed to Accept

3	ABL Facility Claims	ABL Facility Claims shall be paid in full on or before the Effective Date and, if prior to the Effective Date, pursuant to an order of the U.S. Bankruptcy Court. Each Allowed ABL Facility Claim shall be provided such treatment to render it Unimpaired.	Unimpaired / Presumed to Accept

4	Superpriority Term Loan Claims	Superpriority Term Loan Claims shall be paid in full on or before the Effective Date and, if prior to the Effective Date, pursuant to an order of the U.S. Bankruptcy Court. Each Allowed Superpriority Term Loan Claim shall be provided such treatment to render it Unimpaired.	Unimpaired / Presumed to Accept

7

ALLOWANCE AND TREATMENT OF CLAIMS AND INTERESTS UNDER THE CHAPTER 11 PLAN
Class No.	Type of Claim	Treatment	Impairment / Voting
5	First Lien Claims	On or as soon as reasonably practicable after the Effective Date, each holder of an Allowed First Lien Claim shall receive, in full and final satisfaction, compromise, settlement, release and discharge of such Claim, its pro rata share of 98% of the New Common Stock, subject to dilution on account of the New Management Incentive Plan and the Additional New Common Stock.	Impaired / Entitled to Vote

6	Second Lien Notes Claims	On or as soon as reasonably practicable after the Effective Date, each holder of an Allowed Second Lien Notes Claim shall receive, in full and final satisfaction, compromise, settlement, release and discharge of such Claim, its pro rata share of 2% of the New Common Stock, subject to dilution on account of the New Management Incentive Plan and the Additional New Common Stock (other than the Participation Premium (as defined in the DIP Term Sheet)).	Impaired / Entitled to Vote

7	2024 Stub Unsecured Notes Claims	On or as soon as reasonably practicable after the Effective Date, each holder of an Allowed 2024 Stub Unsecured Notes Claims shall receive, in full and final satisfaction, compromise, settlement, release and discharge of such Claim, its pro rata share of an amount of cash that would provide such holder with the same percentage recovery on its Allowed 2024 Stub Unsecured Notes Claim that a holder of an Allowed Second Lien Notes Claim is receiving in respect of its Allowed Second Lien Notes Claim (taking into account dilution on account of the Additional New Common Stock, as applicable) under the Chapter 11 Plan based upon the midpoint of the equity value of the New Common Stock as set forth in the Disclosure Statement filed in the Chapter 11 Cases.	Impaired / Entitled to Vote

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ALLOWANCE AND TREATMENT OF CLAIMS AND INTERESTS UNDER THE CHAPTER 11 PLAN
Class No.	Type of Claim	Treatment	Impairment / Voting
8	General Unsecured Claims	On or as soon as reasonably practicable after the Effective Date, each Allowed General Unsecured Claim shall be Reinstated and paid in the ordinary course of business in accordance with the terms and conditions of the particular transaction or agreement giving rise to such Allowed General Unsecured Claim, or otherwise provided such treatment to render it Unimpaired.	Unimpaired / Presumed to Accept

9	Section 510(b) Claims	On the Effective Date, each Section 510(b) Claim, if any, shall be extinguished, cancelled and discharged, and holders thereof shall receive no distributions from the Debtors in respect of their Claims.	Impaired / Deemed to Reject

10	Debtor Intercompany Claims	On or as soon as reasonably practicable after the Effective Date, each Allowed Debtor Intercompany Claim shall be Reinstated, distributed, contributed, set off, settled, canceled and released, or otherwise addressed at the option of the Debtors with the consent of the Required Consenting Creditors (not to be unreasonably delayed, withheld or conditioned).	Unimpaired / Presumed to Accept

11	Non-Debtor Intercompany Claims	On or as soon as reasonably practicable after the Effective Date, each Allowed Non-Debtor Intercompany Claim shall be Reinstated, distributed, contributed, set off, settled, canceled and released, or otherwise addressed at the option of the Debtors with the consent of the Required Consenting Creditors (not to be unreasonably delayed, withheld or conditioned).	Unimpaired / Presumed to Accept

12	Intercompany Interests	Subject to any alternative treatment set forth in the Chapter 11 Plan Supplement, Intercompany Interests shall be either Reinstated or canceled without any distribution on account of such Intercompany Interests at the option of the Debtors with the consent of the Required Consenting Creditors (not to be unreasonably delayed, withheld or conditioned).	Unimpaired / Presumed to Accept

13	DNI Interests	On the Effective Date, each DNI Interest shall be extinguished, cancelled and discharged, and holders thereof shall receive no distributions from the Debtors in respect of their Interests.	Impaired / Deemed to Reject

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TREATMENT OF CLAIMS AND INTERESTS UNDER THE WHOA PLAN

WHOA Plan Treatment

The WHOA Plan shall include treatment in respect Classes 5, 6 and 7 consistent with the treatment set forth above, with the following modifications:

•  The 2023 Stub First Lien Term Loan Claims, which hold unsecured Claims against the Dutch Scheme Parties, shall be classified in a separate Class and shall receive no additional consideration under the WHOA Plan; such Class shall be entitled to vote to accept or reject the WHOA Plan; and

•  The Second Lien Notes Claims and 2024 Stub Unsecured Notes Claims shall receive no additional consideration under the WHOA Plan; such Classes shall be entitled to vote to accept or reject the WHOA Plan.

The WHOA Plan only compromises the Claims referenced above and as expressly set forth in this Restructuring Term Sheet. For the avoidance of doubt, the WHOA Plan shall not propose any compromise or impairment of any trade vendor or customer of the Dutch Scheme Parties, or any claims between or among Company Parties.

GENERAL PROVISIONS REGARDING THE CHAPTER 11 PLAN AND WHOA PLAN

Discharge of Claims and Termination of Interests

The Chapter 11 Plan and WHOA Plan shall contain discharge and termination provisions acceptable to the Company Parties and Required Consenting Creditors.

The WHOA Plan shall, at a minimum, contain provisions discharging and/or releasing the Prepetition Debt obligations of the Dutch Scheme Parties, and enjoining such discharged and released obligations, as set forth herein.

Extinguishment of Notes, Instruments, Certificates, and Other Documents

The Chapter 11 Plan and WHOA Plan shall contain debt extinguishment provisions acceptable to the Company Parties and Required Consenting Creditors.

The DNI Interests shall be deemed canceled and of no further force and effect on the Effective Date. The holders of, or parties to, such canceled Securities and other documentation will have no rights arising from or relating to such Securities and other documentation or the cancellation thereof.

Executory Contracts and Unexpired Leases

The Chapter 11 Plan will provide that the executory contracts and unexpired leases that are not rejected by the Debtors as of the Effective Date (either pursuant to the Chapter 11 Plan or a separate motion) will be deemed assumed by the Debtors or Reorganized Debtors, as applicable, pursuant to section 365 of the U.S. Bankruptcy Code.

The WHOA Plan will not propose any compromise or rejection of any trade or customer contract of the Dutch Scheme Parties.

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GENERAL PROVISIONS REGARDING THE CHAPTER 11 PLAN AND WHOA PLAN

Retention of Jurisdiction

The Chapter 11 Plan will provide that the U.S. Bankruptcy Court shall retain jurisdiction for usual and customary matters.

The WHOA Plan will provide that the Dutch Court shall retain jurisdiction for usual and customary matters.

The recognition order pursuant to the Chapter 15 Proceedings will provide that the U.S. Bankruptcy Court shall retain concurrent jurisdiction over Diebold Dutch Holding for usual and customary matters.

Releases by the Debtors	The Chapter 11 Plan and WHOA Plan shall contain Debtor release provisions acceptable to the Company Parties and Required Consenting Creditors.

Releases by Holders of Claims and Interests

The Chapter 11 Plan and WHOA Plan shall contain third-party release provisions acceptable to the Company Parties and Required Consenting Creditors.

The WHOA Plan shall, at a minimum, contain provisions discharging and/or releasing the Prepetition Debt obligations of the Dutch Scheme Parties, and enjoining such discharged and released obligations, as set forth herein.

Exculpation	The Chapter 11 Plan and WHOA Plan shall contain exculpation provisions acceptable to the Company Parties and Required Consenting Creditors.

Injunction	The Chapter 11 Plan and WHOA Plan shall contain injunction provisions acceptable to the Company Parties and Required Consenting Creditors.

OTHER MATERIAL PROVISIONS REGARDING THE RESTRUCTURING

Governance

The Reorganized DNI Board on the Effective Date shall be comprised of seven (7) directors, which shall include Reorganized DNI’s Chief Executive Officer, and six (6) independent directors selected by the Specified Required Consenting Creditors, provided, that the Specified Required Consenting Creditors shall select the new directors in good faith consultation with Reorganized DNI’s Chief Executive Officer.

Reorganized DNI shall execute a registration rights agreement on terms reasonably acceptable to Reorganized DNI and the Specified Required Consenting Creditors.

Reorganized DNI Common Stock

The New Common Stock will be registered under the Securities Exchange Act of 1934 on the Effective Date.

Reorganized DNI shall use commercially reasonable efforts to cause the New Common Stock to be listed for trading on the New York Stock Exchange as soon as practicable after the Effective Date.

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OTHER MATERIAL PROVISIONS REGARDING THE RESTRUCTURING

Indemnification Obligations	The Chapter 11 Plan and WHOA Plan shall contain provisions relating to the continuation of the Company Parties’ indemnity obligations set forth in the Company Parties’ organizational documents in a form acceptable to the Company Parties and the Required Consenting Creditors.

New Management Incentive Plan	The Chapter 11 Plan will provide that the Reorganized DNI Board shall, within 90 days of the Effective Date, implement the New Management Incentive Plan or as soon as reasonably practicable thereafter, provided, that 6% of the New Common Stock, on a fully diluted basis, shall be reserved for issuance in connection with the New Management Incentive Plan.

Retained Causes of Action	The Chapter 11 Plan and WHOA Plan shall contain provisions relating to the Company Parties’ retention of causes of action acceptable to the Company Parties and Required Consenting Creditors.

Conditions Precedent to Restructuring

Unless waived in accordance with the provisions of the Chapter 11 Plan and the WHOA Plan, the following shall be conditions to the Effective Date:

(a)   (x) the U.S. Bankruptcy Court shall have entered the U.S. Confirmation Order and (y) the Dutch Court shall have entered the Dutch Sanction Order, which U.S. Confirmation Order and Dutch Sanction Order shall:

(i) be in form and substance consistent with the Restructuring Support Agreement;

(ii)  authorize the Debtors and Company Parties to take all actions necessary to enter into, implement, and consummate the contracts, instruments, releases, leases, indentures, and other agreements or documents created in connection with the Chapter 11 Plan and WHOA Plan;

(iii)  authorize the Debtors and Company Parties, as applicable/necessary, to: (a) implement the Restructuring Transactions; (b) make all distributions and issuances as required under the Chapter 11 Plan and the WHOA Plan; and (c) enter into any agreements, transactions, and sales of property contemplated by the Restructuring Support Agreement, including the Exit Facility; and

(iv) authorize the implementation of the Chapter 11 Plan and WHOA Plan in accordance with their terms;

(b)   the U.S. Bankruptcy Court shall have entered an order recognizing the Dutch Scheme Proceedings and Dutch Sanction Order under chapter 15 of the U.S. Bankruptcy Code;

(c)   the Debtors shall have obtained all authorizations, consents, regulatory approvals, rulings, or documents that are necessary to implement and effectuate the Chapter 11 Plan and WHOA Plan;

(d)   the final version of the Chapter 11 Plan Supplement and all of the schedules, documents, and exhibits contained therein shall have been filed in a manner consistent in all material respects with the Restructuring Support Agreement and the Chapter 11 Plan and WHOA Plan;

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(e)   the documentation related to the Exit Facility shall have been duly executed and delivered by all of the Entities that are parties thereto and all conditions precedent (other than any conditions related to the occurrence of the Effective Date) to the effectiveness of the Exit Facility shall have been satisfied or duly waived in writing in accordance with the terms of the Exit Facility Documents;

(f)   all Definitive Documents shall have been (or shall, contemporaneously with the occurrence of the Effective Date, be) executed and in full force and effect, and shall be in form and substance consistent with the Restructuring Support Agreement in all material respects, and all conditions precedent contained in the Definitive Documents shall have been satisfied or waived in accordance with the terms thereof, except with respect to such conditions that by their terms shall be satisfied substantially contemporaneously with or after Consummation of the Chapter 11 Plan and WHOA Plan;

(g)   the closing of the Exit Facility and issuance of debt in respect thereof shall have occurred;

(h)   Reorganized DNI shall amend and restate its charter and bylaws in the manner contemplated by the Chapter 11 Plan Supplement;

(i) all actions, documents, certificates, and agreements necessary to implement the Chapter 11 Plan (including any documents contained in the Chapter 11 Plan Supplement) and WHOA Plan (including any documents contained in the Chapter 11 Plan Supplement) shall have been effected or executed and delivered to the required parties and, to the extent required, filed with the applicable governmental units (as defined in section 101(27) the U.S. Bankruptcy Code), in accordance with applicable laws;

(j) the Company Parties or the Reorganized Company Parties, as applicable, shall have obtained directors’ and officers’ insurance policies and entered into indemnification agreements or similar arrangements for the Reorganized DNI Board, which shall be, in each case, effective on or by the Effective Date;

(k)   all reasonable, documented and invoiced professional fees and expenses of the Ad Hoc Group Advisors, which the Company Parties are obligated to pay under the Restructuring Support Agreement and for which the Company Parties have received an invoice, shall have been paid in full; and

(l) all reasonable, documented and invoiced professional fees and expenses of retained professionals that require the U.S. Bankruptcy Court’s approval shall have been paid in full or amounts sufficient to pay such fees and expenses after the Effective Date shall have been placed in a professional fee escrow account pending the U.S. Bankruptcy Court’s approval of such fees and expenses.

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OTHER MATERIAL PROVISIONS REGARDING THE RESTRUCTURING

For the avoidance of doubt, unless otherwise specified herein, the conditions precedent to the Restructuring Transactions enumerated above shall apply to each Company Party on an individual basis, and the Effective Date for any individual Company Party may occur prior to the Effective Date of any other individual Company Party, provided that doing so is not otherwise inconsistent with the terms and conditions of this Restructuring Term Sheet or the Restructuring Support Agreement.

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Exhibit 1

DIP Term Sheet

EXECUTION VERSION

DIEBOLD NIXDORF, INCORPORATED

$1,250 MILLION SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION TERM LOAN FACILITY

TERM SHEET

This term sheet (this “DIP Term Sheet”) sets forth the principal terms of a senior secured superpriority debtor-in-possession facility (the “DIP Facility”; the credit agreement evidencing the DIP Facility, the “DIP Credit Agreement” and, together with the other definitive documents governing the DIP Facility, including the DIP Orders (as herein defined), the “DIP Documents”; each of which shall be in form and substance consistent with this DIP Term Sheet and otherwise acceptable to the Required DIP Backstop Parties in their sole discretion) to be entered into by the Borrowers and each of the DIP Guarantors (each as defined herein) in connection with their respective cases (the “Chapter 11 Cases”; the debtors and debtors-in-possession thereunder, the “Debtors” and each, a “Debtor”) under chapter 11 of title 11 of the United States Code (the “U.S. Bankruptcy Code”). The DIP Facility will be subject to the approval of the United States Bankruptcy Court in the Southern District of Texas (the “U.S. Bankruptcy Court”) and consummated in the Chapter 11 Cases in accordance with (i) the DIP Orders and (ii) the other DIP Documents. Capitalized terms used and not defined herein have the meanings as defined in the Restructuring Support Agreement (including the Restructuring Term Sheet) to which this DIP Term Sheet is attached as Exhibit 1.

SUMMARY OF PRINCIPAL TERMS AND CONDITIONS

Borrowers:	Diebold Nixdorf, Incorporated, an Ohio corporation, as a debtor and debtor-in-possession under the Chapter 11 Cases (the “Parent Borrower” or the “Company”), and, at the election of the Company and with the consent of the Required DIP Backstop Parties (not to be unreasonably withheld, delayed or conditioned), solely with respect to the Tranche B DIP Term Loans (as defined below), one or more Non-Debtor DIP Guarantors (as defined below) (if any, each a “Subsidiary Borrower” and together with the Parent Borrower, each a “Borrower”, and collectively the “Borrowers”).

Guarantors:

Each of (i) the Company’s direct and indirect subsidiaries that are Debtors under the Chapter 11 Cases (the “Debtor DIP Guarantors”) and (ii) with respect to the obligations under the Tranche B DIP Term Loans, each other direct or indirect subsidiary of the Company, other than any German-domiciled subsidiary, that is a grantor or guarantor under the Superpriority Credit Agreement (collectively, the “Non-Debtor DIP Guarantors” and, collectively with the Debtor DIP Guarantors, the “DIP Guarantors”); provided, however, that (x) the guarantee and security provisions and documentation entered into by the Non-Debtor DIP Guarantors will be subject to substantially the same limitations as set forth in the Superpriority Credit Agreement and the related documentation, (y) no subsidiary shall be required to be a Non-Debtor DIP Guarantor to the extent the granting of a security interest or a guarantee would not provide a corporate benefit to such subsidiary or would cause such subsidiary to be insolvent or financial distressed, in each case, as determined in good faith by such subsidiary or the governing body of such subsidiary, and (z) any local law limitations, applied in a manner consistent with their application under the Superpriority Credit Agreement and the related documentation (the “Foreign Guarantee and Collateral Exception”). The Borrowers and the DIP Guarantors are referred to herein as “DIP Obligors” and each, a “Loan Party”.

Notwithstanding the foregoing, Diebold Nixdorf S.A.S. shall not be a Non-Debtor DIP Guarantor, DIP Obligor or Loan Party.

All obligations of the Borrowers under the DIP Facility (i) under the Tranche A DIP Term Loans (as defined below) will be unconditionally guaranteed on a joint and several basis by the Debtor DIP Guarantors and (ii) under the Tranche B DIP Term Loans will be unconditionally guaranteed on a joint a several basis by all DIP Guarantors.

No DIP Guarantor shall be released from its guarantee obligations by virtue of becoming a non-wholly owned subsidiary unless such DIP Guarantor became non-wholly owned as a result of a bona fide commercial transaction with a third party in which the primary intent was not to cause the release of the guarantee obligations.

Administrative Agent:	GLAS Americas LLC, or any other entity acceptable to the Loan Parties and the Required Lenders (in such capacity, the “DIP Agent”).

Fronting Lender:	Jefferies Capital Services LLC (in such capacity, the “Fronting Lender”).

Backstop:	As set forth in the Restructuring Support Agreement.

DIP Lenders:	Each of the DIP Backstop Parties and the Joining DIP Commitment Parties (or any affiliated, managed or co-managed or related fund or institution) (in their capacity as lenders under the DIP Facility, together with their respective successors and permitted assigns, collectively, the “DIP Lenders”); provided, that, on the Closing Date, the Fronting Lender will make the DIP Term Loans pursuant to arrangements agreed by the Company, the Fronting Lender and the Required DIP Backstop Parties. The Debtors will pay all fronting fees, costs, and expenses of the Fronting Lender.

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DIP Facility:

A senior secured superpriority debtor-in-possession facility in an aggregate principal amount of $1,250,000,000 consisting of term loans, to be provided or caused to be provided by the DIP Lenders on the Closing Date (“DIP Term Loans”) and the commitments with respect to the DIP Term Loans shall be referred to as the “DIP Term Commitments.” The borrowing of DIP Term Loans shall automatically and permanently decrease the DIP Term Commitments on a dollar-for-dollar basis, and all DIP Term Loans repaid or prepaid may not be reborrowed. Voluntary and mandatory prepayments of DIP Term Loans shall be made on a pro rata basis to outstanding DIP Term Loans and reductions or terminations of DIP Term Commitments shall be made on a pro rata basis. The DIP Obligors or their subsidiaries will not be permitted to repurchase DIP Term Loans in the open market or otherwise.

Each of the DIP Lenders shall (on a several but not joint basis) on the date on which the conditions precedent under “Conditions Precedent to the Closing Date” are satisfied (or waived by the Required DIP Backstop Parties) (such date, the “Closing Date”) make (or caused to be made) its ratable portion of the DIP Term Loans in an aggregate principal amount of $1,250 million available to the Borrowers in a single draw of DIP Term Loans, consisting of (i) DIP Term Loans (the “Tranche B DIP Term Loans”) in a principal amount equal to the amount of all Superpriority Term Loan Claims (which, for the avoidance of doubt, shall include any claim on account of principal, interest, the Make Whole Amount (as defined in the Superpriority Credit Agreement) or other outstanding Obligations (as defined in the Superpriority Credit Agreement) in respect of the Superpriority Term Loans) outstanding on the Closing Date and (ii) new money DIP Term Loans (the “Tranche A DIP Term Loans”) in a principal equal to the remaining amount of all DIP Term Loans.

The DIP Term Loans and all other obligations under the DIP Facility shall be immediately due and payable on the Maturity Date.

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Use of Proceeds:

Solely in accordance with the DIP Orders and the Approved Budget (as defined below) (subject to any permitted variances), the proceeds of the DIP Term Loans will be used:

(a) in the case of the Tranche A DIP Term Loans, (i) to refinance and repay in full all ABL Facility Claims outstanding on the Closing Date, (ii) to pay costs, fees and expenses related to the Chapter 11 Cases, including the Carve-Out (as defined below) (iii) to make Adequate Protection (as defined below) payments, and (iv) to fund the working capital needs and expenditures of the Debtors and their non-debtor affiliates during the Chapter 11 Cases and the WHOA Plan in accordance with the Approved Budget, including, for the avoidance of doubt, the claims of prepetition creditors, which may include, without limitation, employees, customers, lienholders, insurers, vendors and taxing authorities, in each case, to the extent authorized by the Interim Order or the Final Order (as applicable) and consistent with the Approved Budget; and

(b) in the case of the Tranche B DIP Term Loans, to refinance and repay in full the Superpriority Term Loan Claims (which, for the avoidance of doubt, shall include any claim on account of principal, interest, the Make Whole Amount (as defined in the Superpriority Credit Agreement) or other outstanding Obligation (as defined in the Superpriority Credit Agreement) in respect of the Superpriority Term Loans) outstanding on the Closing Date.

Term:	Unless converted into the Exit Facility, all obligations under the DIP Term Loan Documents will be due and payable in full in cash (except to the extent specifically described herein with respect to the DIP Premiums) on the earliest of: (i) the date that is 4 months after the Petition Date; (ii) if the Final Order has not been entered by the U.S. Bankruptcy Court on or before the date of the applicable milestone for the entry of the Final Order in the Restructuring Support Agreement, the date of the applicable milestone; (iii) the date of acceleration of the DIP Term Loans and the termination of the DIP Lenders’ commitments under the DIP Facility pursuant to the terms of the DIP Credit Agreement; (iv) the date the U.S. Bankruptcy Court orders a conversion of the Chapter 11 Cases to a chapter 7 liquidation or the dismissal of the chapter 11 case of any Debtor without the consent of the Required DIP Lenders (defined below); and (v) the substantial consummation (as defined in 11 U.S.C. § 1101(2)) of a Chapter 11 Plan which has been confirmed by the Confirmation Order (such earliest date, the “Maturity Date”).

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Conversion to Exit Facility:	Upon the effective date of the Chapter 11 Plan, the outstanding principal balance of the DIP Term Loans shall automatically convert into term loans and commitments, as applicable, under the Exit Facility which shall be subject to the conditions set forth in the Exit Facility Term Sheet; provided that all guarantees, security interests and liens provided by any Non-Debtor DIP Guarantor and each Subsidiary Borrower that is not the Company shall be automatically released upon such conversion.

Amortization:	None.

DIP Term Loan Documents:	The DIP Facility will be initially provided pursuant to the terms the DIP Credit Agreement and other guarantee, security and other relevant documentation reflecting the terms and provisions set forth in this DIP Term Sheet and otherwise in form and substance satisfactory to the DIP Agent (with respect to provisions that affect the DIP Agent in its capacity as such), the Required DIP Backstop Parties in their sole discretion and the Company.

Security and Priority:	All obligations under the DIP Facility of the Company and the Debtor DIP Guarantors to the DIP Lenders and to the DIP Agent, including, without limitation, all principal, accrued interest, costs, premiums (including the DIP Premiums) and fees (collectively, the “DIP Obligations”), shall be secured, pursuant to U.S. Bankruptcy Code sections 361, 362, 364(c)(2), 364(c)(3) and 364(d) and pursuant to the terms of the DIP Documents, by a valid, binding, continuing, enforceable, fully-perfected, non-avoidable and automatically perfected first priority senior priming lien on, and security interest in (such liens and security interests, the “DIP Liens”), all present and after acquired property (whether tangible, intangible, real, personal or mixed) of the applicable Loan Parties, wherever located, including, without limitation, all accounts, deposit accounts, cash and cash equivalents, inventory, equipment, capital stock in subsidiaries of the Loan Parties, and the proceeds thereof, investment property, instruments, chattel paper, real estate, leasehold interests, contracts, patents, copyrights, trademarks and other general intangibles, and all products and proceeds thereof, and subject to and effective upon entry of the Final Order, the proceeds of any causes of action under U.S. Bankruptcy Code sections 502(d), 544, 545, 547, 548, 549, 550 or 553 or any other avoidance actions under the U.S. Bankruptcy Code or applicable non-bankruptcy law, in each case, subject to customary exceptions to be agreed by the Company and the Required DIP Backstop Parties (all such property, the “DIP Collateral”), which liens and security interests shall be senior to the prepetition liens and security interests of the holders of the Prepetition Debt including the Adequate Protection Liens granted under the DIP Orders, provided, however, such liens and security interests shall be junior to: (i) the Carve-Out; and (ii) any valid and perfected Permitted Liens in existence as of the Petition Date (including liens (if any) perfected subsequent to the Filing Date as permitted by and in accordance with section 546(b) of the U.S. Bankruptcy Code. The DIP Liens shall be perfected pursuant to the entry of the DIP Orders. The term “Permitted Liens” shall be defined in the DIP Credit Agreement.

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The DIP Obligations of the Company and the Debtor DIP Guarantors shall also constitute claims entitled to the benefits of U.S. Bankruptcy Code section 364(c)(1), having a super-priority over any and all administrative expenses and claims, of any kind or nature whatsoever, including, without limitation, the superpriority adequate protection claims granted under the Interim Order and the Final Order, and the administrative expenses of the kinds specified in or ordered pursuant to U.S. Bankruptcy Code sections 105, 326, 327, 328, 330, 331, 361, 362, 363, 364, 365, 503, 506 (subject to the entry of the Final Order), 507(a), 507(b), 546, 552 (subject to the entry of the Final Order), 726, 1113 and 1114, and any other provision of the U.S. Bankruptcy Code (“DIP Claims”), subject only to the Carve-Out.

The obligations of the Non-Debtor DIP Guarantors with respect to the DIP Facility shall (i) be secured by a lien on substantially all assets of each of the Non-Debtor Guarantors, which shall be granted pursuant to customary New York law (and other applicable US law) governed security documentation, (ii) constitute “First Priority Obligations” (as defined in that certain Multi-Lien Intercreditor Agreement, dated as of December 29, 2022, by and among the grantors thereto (the “Multi-Lien Intercreditor Agreement”), and (iii) be subject to local law limitations to be agreed and substantially consistent with the limitations applicable to the “Obligations” under the Superpriority Credit Agreement, the Foreign Guarantee Agreement and the Security Documents (as defined in the Superpriority Credit Agreement), as applicable.

Carve-Out:	To be acceptable to the DIP Obligors and the Required DIP Backstop Parties and to be set forth in the DIP Orders.

Interim and Final Orders:	The order approving the DIP Facility on an interim basis and authorizing the use of prepetition cash collateral, which shall be satisfactory in form and substance to the Debtors, the DIP Agent (with respect to any provisions that affect the DIP Agent in its capacity as such), and the Required DIP Backstop Parties (the “Interim Order”), shall authorize and approve (i) the Debtors’ entry into the DIP Documents, (ii) the making of the DIP Term Loans, (iii) the granting of the super-priority claims and liens against the applicable Loan Parties and their assets in accordance with the DIP Documents with respect to the DIP Collateral, (iv) the payment of all reasonable and documented out-of-pocket fees and expenses (including the reasonable and documented out-of-pocket fees and expenses of outside counsel and financial advisors) required to be paid to the DIP Agent and the Fronting Lender pursuant to the applicable fee letters and the DIP Backstop Parties as described in “Indemnification and Expenses” by the Loan Parties, (v) the payment of all reasonable and documented out-of-pocket fees and expenses of the Ad Hoc Group Advisors and White & Case LLP, as counsel to the DIP Agent and any additional local counsel to the DIP Agent, (vi) the use of prepetition cash collateral in accordance with the DIP Budget, and (vii) customary releases and exculpations for the DIP Backstop Parties, DIP Lenders, DIP Agent, Superpriority Term Loan Lenders and the Fronting Lender. The order approving the DIP Facility on a final basis and authorizing the use of prepetition cash collateral shall and be in form and substance satisfactory to the Debtors, the DIP Agent (with respect to any provisions that affect the DIP Agent in its capacity as such) and the Required DIP Lenders (the “Final Order” and, together with the Interim Order, the “DIP Orders”).

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Interest:	Interest on the DIP Term Loans shall be payable in cash at the end of each applicable interest period, and in any event, no less than quarterly. At all times prior to the occurrence of an Event of Default (as defined below), interest on the outstanding principal amount of all DIP Term Loans shall accrue at a rate per annum equal to either (i) the Term SOFR Rate (subject to a floor of 4.00%), plus 7.50% or (ii) an Alternate Base Rate (subject to a floor of 5.00%), plus 6.50%.

Default Interest:	During the continuance of an Event of Default, (i) all DIP Term Loans will bear interest at the rate that is otherwise applicable thereto plus 2.00% and (ii) all other amounts under the DIP Facility that are overdue will bear interest at a rate applicable to DIP Term Loans that bear interest at the Alternate Base Rate plus 2.00%. Default interest shall be payable in cash on demand.

Mandatory Prepayments:	Mandatory prepayments of the DIP Term Loans shall be required in an amount equal to 100% of net cash proceeds from any asset disposition or recovery event (on terms and subject to exceptions to be set forth in the DIP Credit Agreement), subject to the Carve-Out.

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Premiums:

In consideration of their commitments with respect to the DIP Facility on the Execution Date and the Exit Facility, the DIP Backstop Parties shall receive, in the aggregate:

(i) a backstop premium equal to 13.5 % of the New Common Stock (subject only to dilution on account of the New Management Incentive Plan) (the “Backstop Premium”), which Backstop Premium shall be allocated as set forth in Exhibit G of the Restructuring Support Agreement.

(ii) an upfront premium equal to 6.5% of the New Common Stock (subject only to dilution on account of the New Management Incentive Plan) (the “Upfront Premium”), which Upfront Premium shall be allocated as set forth in Exhibit G of the Restructuring Support Agreement.

(iii) an additional premium equal to equal to 7.0% of the New Common Stock (subject only to dilution on account of the New Management Incentive Plan) (the “Additional Premium”), which Additional Premium shall be allocated as set forth in Exhibit G of the Restructuring Support Agreement.

In consideration for providing (or causing to be provided) the DIP Term Loans and DIP Term Commitments and the Exit Facility, the DIP Lenders (or Fronting Lender, as applicable) shall be entitled to receive a participation premium, payable on a pro rata basis based on the DIP Term Loans and DIP Term Commitments provided (or caused to be provided) by such DIP Lender, equal to, in the aggregate, 10.0% of the New Common Stock (subject only to dilution on account of the New Management Incentive Plan) (the “Participation Premium” and, collectively, with the Backstop Premium, the Upfront Premium and the Additional Premium, the “DIP Premiums” and the Common Stock issuable on account of the DIP Premiums, the “Additional New Common Stock”).

The Backstop Premium, the Upfront Premium and the Additional Premium shall be earned on the date hereof, subject to the entry of the Interim Order, and the Participation Premium shall be earned on the Closing Date.

If (i) the Maturity Date occurs (other than in accordance with clause (v) of the definition thereof as a result of the occurrence of the Effective Date in accordance with the Restructuring Term Sheet), or (ii) the DIP Facility is accelerated or all of the obligations thereunder become due and payable prior to its stated date of maturity for any other reason, the DIP Premiums shall be immediately due and payable in cash as a DIP Obligation (on an equal priority basis with the principal amount of the DIP Term Loans) at a value equal to the value of such DIP Premiums based upon the midpoint of equity value under the Chapter 11 Plan (which shall, in any event be deemed to be no less than $875.0 million (the “Minimum Plan Equity Value Amount”)).

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The parties acknowledge and agree that for U.S. federal income tax purposes (x) the Backstop Premium, Upfront Premium and Additional Premium are intended to be treated as premium for an option to put the DIP Term Loans (and to the extent treated as part of a single debt instrument for U.S. federal income tax purposes together with the DIP Term Loans, the Exit Term Loans) to the DIP Backstop Parties and (y) the Participation Premium is intended to be treated as issued together with the DIP Term Loans (and to the extent treated as part of a single debt instrument for U.S. federal income tax purposes together with the DIP Term Loans, the Exit Term Loans) as part of an “investment unit” as described in Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended (the “Code”). Except as otherwise required pursuant to a “final determination” within the meaning of Section 1313(a) of the Code, each Loan Party shall treat, including for information reporting and withholding purposes, the Backstop Premium, Upfront Premium, Additional Premium and Participation Premium as described in clauses (x) and (y) of the preceding sentence and the parties shall not take any position or action inconsistent with such treatment and/or characterization. Upon reasonable written request, the Company will make available to any DIP Lender the following information: (1) the issue price and issue date of the DIP Term Loans and Exit Term Loans, (2) the amount of original issue discount on the DIP Term Loans and Exit Term Loans and (3) the yield to maturity of the DIP Term Loans and Exit Term Loans.

Conditions Precedent to the Closing Date:

A. All documentation relating to the DIP Facility shall be in form and substance consistent with this DIP Term Sheet and the Restructuring Support Agreement and satisfactory to the Debtors and the Required DIP Backstop Parties and (with respect to any provisions that affect the DIP Agent in its capacity as such) the DIP Agent.

B. The Petition Date shall have occurred, and the Company and each of the Debtor DIP Guarantors shall be a Debtor and a Debtor-in-Possession in the Chapter 11 Cases.

C. The Chapter 11 Cases of the Debtors shall not have been dismissed or converted to cases under Chapter 7.

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D. The Interim Order shall have been entered by the U.S. Bankruptcy Court and remain in full force and effect.

E.  All customary “First Day Orders” shall have been entered and shall be satisfactory to the Required DIP Backstop Parties.

F.  No trustee under chapter 7 or chapter 11 shall have been appointed in the Chapter 11 Cases.

G. (i) All reasonable and documented out-of-pocket fees and expenses to the DIP Agent, the DIP Lenders and the DIP Backstop Parties (including the reasonable and documented out-of-pocket fees and expenses of the Ad Hoc Group Advisors) shall have been paid in full (or shall be paid in full from the proceeds of the DIP Term Loans), and (ii) all fees payable to the DIP Agent and Fronting Lender shall have been paid in full (or shall be paid in full from the proceeds of the DIP Term Loans).

H. There shall not occur as a result of, and after giving effect to, the initial extension of credit under the DIP Facility, a default (or any event which with the giving of notice or lapse of time or both would be a default) under any of the Debtors’ or their respective subsidiaries’ material debt instruments and other material agreements (in each case, other than with respect to any Prepetition Debt) which would permit the counterparty thereto to exercise remedies thereunder (other than any default the exercise of remedies of which is stayed by the U.S. Bankruptcy Code or subject to a forbearance.

I.   The DIP Agent shall have received customary closing documentation, including officer’s certificates, a borrowing notice, customary legal opinions, evidence of authority, good standing certificates and lien searches, in each case in form and substance reasonably satisfactory to the DIP Agent and the Required DIP Backstop Parties.

J.   The absence of a material adverse change, or any event or occurrence, other than as a result of the commencement of the Chapter 11 Cases or as otherwise disclosed in the first day declaration, which has had or could reasonably be expected to result in a material adverse change, in (i) the business, financial condition, operations, performance, properties, contingent liabilities or material agreements of the Borrowers, the Guarantors and their respective subsidiaries, taken as a whole, since December 31, 2022, (ii) the ability of the Borrowers or the DIP Guarantors to perform their respective obligations under the DIP Documents or (iii) the ability of the DIP Agent and the DIP Lenders to enforce the DIP Documents (any of the foregoing being a “Material Adverse Change”).

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K. There shall exist no action, suit, investigation, litigation or proceeding pending or (to the knowledge of the Loan Parties) threatened in any court or before any arbitrator or governmental instrumentality (other than the Chapter 11 Cases and any action, suit, investigation or proceeding arising from the commencement and continuation of the Chapter 11 Cases or the consequences that would normally result from the commencement and continuation of the Chapter 11 Cases) that is not stayed and could reasonably be expected to result in a Material Adverse Change (any such action, suit, investigation, litigation or proceeding, a “Material Litigation”).

L.  The DIP Agent, the Fronting Lender and each DIP Lender who has requested the same at least two Business Days prior to the Closing Date shall have received all requested “know your customer” and similar customary information.

M.   (i) The DIP Agent shall have a valid and perfected lien on and security interest in the DIP Collateral in the manner and with the priority set forth in this DIP Term Sheet, (ii) the Loan Parties shall have delivered uniform commercial code financing statements and executed and delivered any other security agreements and other collateral documents, in each case, in suitable form for filing, if applicable, (iii) provisions reasonably satisfactory to the DIP Agent and the Required DIP Backstop Parties for the payment of all fees and taxes for such filings shall have been duly made, and (iv) each of the First Lien Euro Notes Indenture, the First Lien U.S. Notes Indenture, the Second Lien Notes Indenture and the First Lien Credit Agreement shall have been amended and the Multi-Lien Intercreditor Agreement shall have been supplemented in a manner acceptable to the Required DIP Backstop Parties to provide that the DIP Obligations of the Non-Debtor DIP Guarantors shall constitute “First Priority Obligations” and the property of the Non-Debtor Guarantors constitutes “Shared Collateral” (as defined in the Multi-Lien Intercreditor Agreement).

N. The Restructuring Support Agreement shall be in full force and effect and shall not have been amended or modified (other than in accordance with its terms) and shall not have been terminated.

O. The DIP Agent and the Required DIP Backstop Parties shall have received and shall be satisfied with a monthly DIP budget covering the first four (4) months after the Petition Date.

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P.  The Company shall have delivered certificates and endorsements naming the DIP Agent, on behalf of the DIP Lenders, as an additional insured and loss payee, as applicable, under all insurance policies to be maintained with respect to the DIP Collateral, it being understood that such certificates and endorsements may be provided no later than 30 days after the Closing Date (or such later date as the Required DIP Lenders may agree in their reasonable discretion).

Q. The DIP Agent and the DIP Backstop Parties shall have received a 13-week cash forecast in form and substance reasonably satisfactory to the Required DIP Backstop Parties, which reflects on a line-item basis, the Debtors’ (i) weekly projected cash receipts, (ii) weekly projected disbursements (including ordinary course operating expenses (which include capital expenditures), any proposed payments to non-debtors, non-operating disbursements and bankruptcy related expenses), (iii) the weekly projected liquidity of the Debtors and their subsidiaries and (iv) the projected advances for working capital and other corporate purposes by subsidiaries of the Company that are not Loan Parties (the “Initial Approved Budget” and, as revised and approved as described under “Budget Variance and Liquidity Covenant” below, the “Approved Budget”).

R. The total assets as of February 28, 2023 of Company Parties other than those Company Parties organized in the United States or any state thereof or organized under laws of Germany (the “Non-German Foreign Company Parties”) that are not DIP Obligors with respect to the Tranche B DIP Term Loans shall not exceed 25% of the total assets of the Non-German Foreign Company Parties.

Representations and Warranties:	The DIP Documents will contain representations and warranties acceptable to the Required DIP Backstop Parties and giving due regard to the First Lien Credit Agreement with modifications to reflect debtor in possession financings of this type (which will be applicable to the Borrowers, the Guarantors and their respective subsidiaries and subject to certain exceptions and qualifications to be agreed).

Budget Variance and Liquidity Covenant:	Budget Variance Covenant: The permitted variance to the Approved Budget with respect to each of (i) total disbursements and (ii) total receipts plus disbursements shall in each case, on a cumulative 4-week rolling basis, not exceed 15%. The permitted variance to the Approved Budget with respect to total receipts shall, on a cumulative 4-week rolling basis, not exceed 20%.

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The first variance test shall occur in week three (week ended June 25th) for the cumulative period starting on June 5th and ending June 18th. A revised budget shall be submitted for approval every four weeks and upon such approval shall become the “Approved Budget”. Upon approval of a revised budget, the first testing period thereafter shall include one week of forecast under the revised budget plus three weeks of the previously Approved Budget.

Minimum Liquidity: $250 million, tested weekly starting with the week ended June 11th (reported on June 15th).

Reporting Covenants, Affirmative Covenants and Negative Covenants:

The DIP Documents shall include such reporting and information covenants and affirmative and negative covenants as the Required DIP Backstop Parties may require giving due regard to the First Lien Credit Agreement with modifications to reflect debtor in possession financings of this type.

In any event, the Company will be required to use commercially reasonable efforts to obtain public facility ratings for the DIP Facility (but not any specific rating) from S&P and Moody’s no later than the date that is 90 days after the Closing Date.

The incurrence of any indebtedness not permitted as of the Closing Date shall require (i) the consent of the Required DIP Lenders and (ii) the absence of a default or event of default. No such additional indebtnedness may be incurred in connection with (or in furtherance of contemplation of) the solicitation of consents from the DIP Lenders.

No transfers, dispositions, investments, or other transactions (including, without limitation, subsidiary designations) from any Loan Party shall be permitted that result in any person holding intellectual property material to the business of the Company and its subsidiaries as a whole unless such person is a DIP Obligor.

Events of Default:	The DIP Documents will contain events of default giving due regard to the First Lien Credit Agreement with modifications to reflect debtor in possession financings of this type that are acceptable to the Required DIP Backstop Parties, including, without limitation, any termination of the use of prepetition cash collateral pursuant to the DIP Orders, as applicable, dismissal or conversion of the Chapter 11 Cases without the consent of the Required DIP Lenders, adverse motions or U.S. Bankruptcy Court final orders, termination of the Interim Order or the Final Order, as applicable (except in the case of the Interim Order, as a result of the entry of the Final Order), allowance of any claims under Section 506(c) of the U.S. Bankruptcy Code without the consent of the Required DIP Lenders, filing of an unacceptable Chapter 11 Plan or Disclosure Statement, termination of the Restructuring Support Agreement, and an unapproved sale of the Debtors’ assets.

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Remedies:

The DIP Agent (acting at the direction of the Required DIP Lenders) and the DIP Lenders shall have customary remedies for debtor in possession financings of this type, including, without limitation, the right to realize on all DIP Collateral, including cash collateral.

The automatic stay pursuant to U.S. Bankruptcy Code section 362 shall be terminated on the Maturity Date or upon the occurrence of any Event of Default which is not cured within five (5) Business Days after notice thereof, and the DIP Agent (at the direction of the Required DIP Lenders) shall be permitted to exercise all rights and remedies, including with respect to the DIP Collateral, set forth in the Interim Order or the Final Order, as applicable, and the DIP Documents, and as otherwise available at law without further order or application or motion to the U.S. Bankruptcy Court, and without restriction or restraint by any stay under U.S. Bankruptcy Code sections 362 or 105 or otherwise, subject, however, to the Carve-Out.

In the event any party requests a hearing seeking to prevent the DIP Agent or the DIP Lenders from exercising any of their rights and remedies that arise after an Event of Default occurs and during the continuance thereof, the sole issue before the U.S. Bankruptcy Court at such hearing shall be whether an Event of Default has occurred and has not been cured or waived. No other issue or argument shall be relevant to any opposition to enforcement of the DIP Agent’s and the DIP Lenders’ rights.

Adequate Protection:	As adequate protection for the use of the collateral securing the obligations under the Prepetition Debt (the “Prepetition Collateral”): (i) [reserved] and (ii) the holders of First Lien Claims, and Second Lien Notes Claims shall, during the pendency of the Chapter 11 Cases, receive on account of any diminution of value in their Prepetition Claims, as applicable, (a) payments in cash of all reasonable and documented fees, costs and expenses of the Ad Hoc Group, (b) shall be granted additional and replacement liens on, except as set forth herein, all property of the Debtors’ estates that constitutes DIP Collateral (the “Adequate Protection Liens”) and a super-priority claims pursuant to section 507(b) of the U.S. Bankruptcy Code, in each case, of the same relative priority to the extent of the post-petition diminution in value of the respective Prepetition Collateral (as defined in the DIP Documents), subject, in each case, to the DIP Liens, DIP Claims and Carve-Out (each as defined in the DIP Documents) (the “Existing Adequate Protection Claims”). Notwithstanding the foregoing, the Prepetition Agents/Trustees shall be entitled to seek additional forms of adequate protection for any reason, including due to any extension of the Milestones or any failure to satisfy any of them.

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Right to Credit Bid:	The DIP Agent shall have the right, at the instruction of the Required DIP Lenders, to credit bid (either directly or through one or more acquisition vehicles) as part of any asset sale process or plan sponsorship process the full amount of the DIP Claims during any sale of Debtors’ assets (in whole or in part), including without limitation, sales occurring pursuant to section 363 of the U.S. Bankruptcy Code or included as part of any restructuring plan subject to confirmation under section 1129(b)(2)(A)(ii)-(iii) of the U.S. Bankruptcy Code, by a chapter 7 trustee under section 725 of the U.S. Bankruptcy Code, or otherwise, without need for further court order authorizing the same.

Stipulations:	The DIP Orders shall contain stipulations as to, among other things, the amount, validity, enforceability, perfection and priority of the secured indebtedness under the Prepetition Debt and/or liens granted in favor of the secured parties under the Prepetition Debt, including with respect to any actions taken by the Agent/Trustees in respect of the foregoing prior to commencement of the Chapter 11 Cases, subject to a customary challenge period.

Waivers:	Debtors will seek a waiver of the (i) “equities of the case” exception to section 552(b) of the U.S. Bankruptcy Code, (ii) the ability to surcharge the DIP Collateral and Prepetition Collateral, including under section 506(c) of the U.S. Bankruptcy Code, and (iii) the equitable doctrine of “marshaling” with respect to the DIP Collateral and Prepetition Collateral (a “Marshaling Waiver”), in each case, with respect to collateral securing the term loans under the Prepetition Debt.

Proof of Claim:	The DIP Orders will provide that the DIP Agent, the DIP Lenders, the Agent and the lenders under the Prepetition Debt will not be required to file a proof of claim in connection with the Chapter 11 Cases.

Indemnification and Expenses:	The Loan Parties will indemnify the DIP Agent, the DIP Backstop Parties, the DIP Lenders, their respective affiliates, successors and assigns and the officers, directors, employees, agents, advisors, controlling persons and members of each of the foregoing (each, an “Indemnified Person”) and hold them harmless from and against all reasonable and documented costs, expenses (including reasonable and documented fees, disbursements and other charges of outside counsel) and liabilities of such Indemnified Person arising out of or relating to any claim or any litigation or other proceeding (regardless of whether such Indemnified Person is a party thereto and regardless of whether such matter is initiated by a third party or by the Borrowers or any of their affiliates) that relates to the DIP Facility, the transactions contemplated thereby or in connection therewith; provided that, no Indemnified Person will be indemnified for any cost, expense or liability to the extent determined in the final, non-appealable judgment of a court of competent jurisdiction to have resulted solely from its gross negligence, bad faith or willful misconduct. In addition, (a) all reasonable and documented out-of-pocket expenses (including, without limitation, reasonable and documented fees, disbursements and other charges of outside counsel and financial advisors) of the DIP Agent, the DIP Backstop Parties, the Fronting Lender and the DIP Lenders in connection with the DIP Facility and the transactions contemplated thereby shall be paid by the Loan Parties from time to time, subject to the occurrence of the Closing Date, and (b) all reasonable and documented out-of-pocket expenses (including, without limitation, reasonable and documented fees, disbursements and other charges of outside counsel and financial advisors) of the DIP Agent and the DIP Lenders for enforcement costs and documentary taxes associated with the DIP Facility and the transactions contemplated thereby will be paid by the Loan Parties. All reasonable and documented out-of-pocket fees and expenses described above shall be payable by the Loan Parties, on a joint and several basis, whether accrued or incurred prior to, on, or after the Petition Date; provided, that the DIP Lenders and DIP Backstop Parties shall be reimbursed for only one set of lead bankruptcy counsel and local counsel in any jurisdiction required.

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Assignments and Participations:	Usual and customary for debtor-in-possession financings of this type, including assignments of DIP Term Loans and/or DIP Term Commitments (as applicable) to persons that are not DIP Lenders or affiliated or related to a DIP Lender subject to the consent of the Company (not to be unreasonably withheld) unless a Default or Event of Default exists (such consent to be deemed given if no objection is provided within 10 business days).

Amendments:	Any amendment or modification to the DIP Facility shall be required to be approved by the Company, DIP Lenders holding a majority of the DIP Term Loans and DIP Term Commitments (the “Required DIP Lenders”), except for provisions customarily requiring approval by each affected DIP Lender or 100% of the DIP Lenders (including, without limitation, (i) forgiveness, reductions or decreases of the right to receive payment of premiums (including DIP Premiums after final approval thereof by the U.S. Bankruptcy Court and decreases in the Minimum Plan Equity Value Amount, the forgiveness, reduction or decrease or the modification of the form or manner or payment of which shall in any event require the consent of the person entitled thereto, whether or not such person is a DIP Lender), interest or principal or the form or manner of payment for any of the foregoing, (ii) increases of commitments of any affected DIP Lender, (iii) extensions of the term of the DIP Facility beyond 4 months, and (iv) any amendment that modifies the grace period in respect of payment defaults), or the DIP Agent, as applicable; provided, however, that the foregoing amendments and modifications shall not require the consent of any Defaulting Lenders (to be defined in the DIP Credit Agreement).

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Any amendment or other modification to the DIP Documents, and any waiver or consent to the DIP Documents which has the effect of releasing any collateral with a fair market value in excess of 25% of the fair market value of the collateral of all DIP Obligors on a consolidated basis prior to giving effect to such release or any guarantors with total assets or revenues in excess of 25% of the total assets or revenues, as applicable, of all DIP Obligors on a consolidated basis prior to giving effect to such release in connection with any financing transaction (including liability management transactions) shall require the consent of DIP Lenders holding no less than 90% of the principal amount of all DIP Term Loans unless each DIP Lender has been offered a bona fide opportunity to participate in such transaction on a pro rata basis and has declined, failed to respond within five (5) Business Days or not accepted the opportunity to participate. In addition, any waiver or consent to the DIP Documents which has the effect of releasing all or substantially all of the collateral and/or guarantees shall require the consent of all affected DIP Lenders.

Any amendment or other modification to the DIP Documents, and any waiver or consent required or permitted by the DIP Documents, that has the effect of subordinating the DIP Term Loans in either payment priority or lien priority to any other indebtedness of the DIP Obligors shall require the consent of each affected DIP Lender unless such DIP Lender has been offered a bona fide opportunity to participate in the transaction on a pro rata basis and has declined, failed to respond within five (5) Business Days or not accepted the opportunity to participate.

Miscellaneous:	The DIP Term Loan Documents will include (i) standard yield protection provisions (including, without limitation, provisions relating to compliance with risk-based capital guidelines, increased costs and payments free and clear of withholding taxes (subject to customary qualifications)), (ii) waivers of consequential damages and jury trial, and (iii) customary agency, set-off and sharing language.

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Governing Law and Submission to Non-Exclusive Jurisdiction:	State of New York (and to the extent applicable, the U.S. Bankruptcy Code).

Counsel to DIP Lenders:	Davis Polk & Wardwell LLP

Counsel to DIP Agent:	White & Case LLP

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Exhibit 2

Exit Facility Term Sheet

Execution Version

DIEBOLD NIXDORF, INCORPORATED

SENIOR SECURED EXIT FACILITY

TERM SHEET

This term sheet (the “Exit Facility Term Sheet”) sets forth the principal terms and conditions of a senior secured term loan credit facility to be provided to the Company in connection with the Restructuring Transactions. All capitalized terms used and not defined herein shall have the meanings assigned to such term in the restructuring support agreement to which this Exit Facility Term Sheet is attached (including the exhibits attached thereto, the “Restructuring Support Agreement”).

SUMMARY OF PRINCIPAL TERMS AND CONDITIONS

Borrower:	Diebold Nixdorf, Incorporated, an Ohio corporation, as reorganized pursuant to the Cases, or any successor entity thereto acceptable to the Required DIP Lenders on the Exit Date (the “Borrower” or the “Company”).

Guarantors:	Each of the Borrower’s direct and indirect domestic subsidiaries, subject to certain exceptions acceptable to the Required DIP Lenders (collectively, the “Guarantors”). The Borrower and the Guarantors are referred to herein as “Loan Parties” and each, a “Loan Party”. All obligations of the Borrower under the Exit Facility will be unconditionally guaranteed on a joint and several basis by the Guarantors. No Guarantor shall be released from its guarantee obligations by virtue of becoming a non-wholly owned subsidiary unless such Guarantor became non-wholly owned as a result of a bona fide commercial transaction with a third party in which the primary intent was not to cause the release of the guarantee obligations.

Exit Agent:	GLAS Americas LLC or such other institution reasonably acceptable to the Borrower and the Required DIP Lenders (in such capacity, the “Exit Agent”).

Lenders:	The DIP Lenders on the Exit Date and their permitted successors and assigns (collectively, in such capacity, the “Exit Lenders”).

Exit Facility:	An exit term loan facility in an aggregate principal amount equal to the lesser of (i) $1,250 million and (ii) the aggregate principal amount of any DIP Loans under the DIP Facility outstanding on the Exit Date (the “Exit Facility”) upon the consummation of the Chapter 11 Plan (collectively, the “Exit Loans”) and which will be deemed to be drawn in a single drawing on the Exit Date (as defined below) upon satisfaction (or waiver) of the conditions set forth in the Exit Loan Documents (as defined below), including the conditions set forth under “Conditions Precedent to Exit Loan” set forth below. Once borrowed and repaid, the Exit Loans may not be reborrowed.

Use of Proceeds:	The proceeds of the Exit Facility may be used to refinance the outstanding principal amount under the DIP Facility on the Exit Date.

Term:	All obligations under the Exit Loan Documents will be due and payable in full in cash on the date that is the fifth anniversary of the Exit Date (the “Maturity Date”).

Amortization:	None.

Exit Loan Documents:	The Exit Facility will be documented by a Credit Agreement (the “Exit Loan Agreement”) and other guarantee, security and other relevant documentation (together with the Exit Loan Agreement, collectively, the “Exit Loan Documents”) reflecting the terms and provisions set forth in this Term Sheet and otherwise in form and substance satisfactory to the Borrower and Required DIP Lenders.

Security and Priority:	First priority perfected liens on substantially all of the assets of the Borrower and the Guarantors, subject to customary exceptions.

Interest:	Interest on the Exit Loans shall be payable in cash at the end of each interest period. Interest on the outstanding principal amount of all Exit Loans shall accrue at a rate per annum equal to either (i) the Term SOFR Rate (subject to a floor of 4.00%), plus 7.50% or (ii) an Alternate Base Rate (subject to a floor of 5.00%), plus 6.50%.

Default Interest	During the continuance of an Event of Default, the Exit Loans will bear interest at an additional 2.00% per annum and any overdue amounts (including overdue interest and fees) will bear interest at the applicable non-default interest rate plus an additional 2.00% per annum. Default interest shall be payable in cash on demand.

Mandatory Prepayments:

The Exit Loan Documents will contain mandatory prepayment provisions customarily found in loan agreements for similar financings (as determined by the Required DIP Lenders).

In addition, the Company shall make a mandatory prepayment within 3 Business Days of the initial incurrence of indebtedness under the Accordion Basket (as defined below) in an amount equal to the net cash proceeds of such incurrence; provided that, if such indebtedness is incurred in the form of revolving indebtedness, the amount of such mandatory prepayment shall not exceed the lesser of (i) the amount of the initial commitments with respect to such indebtedness and (ii) $200 million.

Optional Prepayments:

Prepayments of the Exit Loans will be permitted without premium or penalty, except:

(i) any prepayment from the proceeds of any refinancing indebtedness incurred under the Accordion Basket on or prior to the 18-month anniversary of the Exit Date will be subject to a prepayment premium of 1.00% of the principal amount so prepaid; and

(ii) any voluntary prepayment and any prepayment from the proceeds of any other refinancing indebtedness on or prior to the 18-month anniversary of the Exit Date will be subject to a prepayment premium of 5.00% of the principal amount so prepaid.

The Borrower may repurchase Exit Loans only through open market purchases arranged by a third-party broker and in a process in which all willing sellers are given an opportunity to sell.

Conditions Precedent to the Closing:	The closing date (the “Exit Date”) under the Exit Facility shall be subject to conditions which are satisfactory to the Required DIP Lenders (unless waived by the Required DIP Lenders), including, without limitation, that (i) delivery of customary legal opinions and other closing deliverables, (ii) the Bankruptcy Court shall have entered the Confirmation Order consistent with the Restructuring Support Agreement and such order shall be a Final Order; (iii) the Restructuring Transactions shall have been, or shall be substantially consummated in accordance with the Chapter 11 Plan and in a manner that is consistent with the Restructuring Support Agreement in all respects, (iv) all of the Ad Hoc Group Advisors’ reasonable and documented fees and expenses payable under the Restructuring Support Agreement and all other fees and expenses and amounts (other than principal) payable under the DIP Facility, including the DIP Premiums, shall have been paid in accordance with and in the manner provided in the DIP Term Sheet, and (v) consummation of the WHOA Plan.

Representations and Warranties:	The Exit Loan Documents will contain representations and warranties customarily found in loan agreements for similar financings (as determined by the Required DIP Lenders), giving due regard to that certain Credit Agreement, dated as of December 29, 2022, by and among Diebold Nixdorf, Incorporated, JPMorgan Chase Bank, N.A., as Administrative Agent, GLAS Americas LLC, as Collateral Agent and the Lenders from time to time parties thereto (the “Precedent Credit Agreement”).

Affirmative Covenants and Negative Covenants:

The Exit Loan Documents will contain affirmative and negative covenants customarily found in loan agreements for similar financings (as determined by the Required DIP Lenders), giving due regard to the Precedent Credit Agreement with qualifiers with respect to the Cases and will, in any event permit (i) working capital facilities incurred by foreign subsidiaries in an aggregate amount to be agreed and (ii) additional indebtedness that ranks senior or pari passu with the Exit Facility in an amount of up to $200 million (the “Accordion Basket”); provided that to the extent the all-in yield of any indebtedness incurred under the Accordion Basket prior to the first anniversary of the Exit Date would exceed the all-in yield of the Exit Loans by more than 0.50%, the interest rate applicable to the Exit Loans shall be increased such that the all-in yield of such indebtedness exceeds the all-in yield of the Exit Loans by no more than 0.50%.

The incurrence of indebtedness under the Accordion Basket (other than any bona fide revolving credit facility provided by lenders or institutions that customarily provide such revolving credit facilities in the ordinary course of their business and who are not Exit Lenders prior thereto) shall require (i) the consent of Exit Lenders holding at least 50.01% of the Exit Loans (the “Required Exit Lenders”) unless all Exit Lenders have been given a bona fide opportunity to participate in such incremental indebtedness on a ratable basis and (ii) the absence of a default or event of default. No incremental indebtedness, including under the Accordion Basket, may be incurred in connection with (or in furtherance of contemplation of) the solicitation of consents from the Exit Lenders.

No transfers, dispositions, investments, or other transactions (including, without limitation, subsidiary designations) by any Loan Party shall be permitted that result in any person holding intellectual property material to the business of the Company and its subsidiaries as a whole unless such person is a Loan Party.

No transfers, dispositions, investments, or other transactions (including, without limitation, subsidiary designations) from any Loan Party shall be permitted that result in any person holding intellectual property material to the business of the Company and its subsidiaries as a whole unless such person is a Loan Party.

Financial Covenants:	None.

Ratings:	The Borrower shall be required to use commercially reasonable efforts to obtain public issuer and facility ratings (but not any specific ratings) from S&P and Moody’s no later than the date that is 90 days after the Exit Date.

Events of Default:	The Exit Loan Documents will contain events of default customarily found in loan agreements for similar financings (as determined by the Required DIP Lenders), giving due regard to the Precedent Credit Agreement with qualifiers with respect to the Cases (each, an “Event of Default”).

Indemnification and Expenses:	The Exit Loan Documents will contain indemnification and cost reimbursement provisions giving due regard to the Precedent Credit Agreement with qualifiers with respect to the Cases and otherwise customarily found in loan agreements for similar exit financings (as determined by the Required DIP Lenders).

Assignments and Participations:	The Exit Loan Documents will contain assignment provisions giving due regard to the Precedent Credit Agreement with qualifiers with respect to the Cases and otherwise customarily found in loan agreements for similar exit financings (as determined by the Required DIP Lenders).

Amendments; Modifications; Waivers or Consents:

Any amendment or other modification to the Exit Loan Documents, and any waiver or consent required or permitted by the Exit Loan Documents, shall be required to be approved by the Borrower and Required Exit Lenders (to be defined in a manner to be agreed), except any amendment or modification to, or waiver or consent in respect of, usual and customary provisions that require approval by each affected Exit Lender or all Exit Lenders, as applicable (which provisions shall include, for the avoidance of doubt, protections in respect of (i) the pro rata sharing provisions, (ii) waterfall provisions, (iii) subordination (subject to certain customary exceptions to be acceptable to the Required DIP Lenders and the Company), (iv) extensions of the final maturity date, (v) forgiveness or reductions of the right to receive scheduled payments of principal, interest, fees or premiums when due, (vi) increases of commitments of any affected Exit Lender, and (vii) any amendment that modifies the grace period in respect of payment defaults, which shall require the consent of each Exit Lender).

Any amendment or other modification to the Exit Loan Documents, and any waiver or consent to the Exit Loan Documents which has the effect of releasing collateral with a fair market value in excess of 25% of the fair market value of the collateral of all Loan Parties on a consolidated basis prior to giving effect to such release or any guarantors with total assets or revenues in excess of 25% of the total assets or revenues, as applicable, of all Loan Parties on a consolidated basis prior to giving effect to such release in connection with any financing transaction (including liability management transactions) shall require the consent of Exit Lenders holding no less than 90% of the principal amount of all Exit Loans, unless each Exit Lender has been offered a bona fide opportunity to participate in such financing transaction on a pro rata basis and has declined, failed to respond within five (5) Business Days or not accepted the opportunity to participate. In addition, any waiver or consent to the Exit Loan Documents which has the effect of releasing all or substantially all of the collateral and/or guarantees shall require the consent of all affected Exit Lenders.

Any amendment or other modification to the Exit Loan Documents, and any waiver or consent required or permitted by the Exit Loan Documents, that has the effect of subordinating the Exit Loans in either payment priority or lien priority to any other indebtedness of the Loan Parties shall require the consent of each affected Exit Lender unless such Exit Lender has been offered a bona fide opportunity to participate in the transaction on a pro rata basis and has declined, failed to respond within five (5) Business Days or not accepted the opportunity to participate.

Miscellaneous:	The Exit Loan Documents will include (i) standard yield protection provisions (including, without limitation, provisions relating to compliance with risk-based capital guidelines, increased costs and payments free and clear of withholding taxes (subject to customary qualifications)), (ii) waivers of consequential damages and jury trial, and (iii) customary agency, set-off and sharing language to be agreed upon by the Borrower and the Required Consenting First Lien Lenders.

Governing Law and Submission to Non-Exclusive Jurisdiction:	State of New York

EXHIBIT C

Provision for Transfer Agreement

The undersigned (“Transferee”) hereby acknowledges that it has read and understands the Restructuring Support Agreement, dated as of May 30, 2023 (the “Agreement”),1 by and among Diebold Nixdorf, Incorporated and its Affiliates and subsidiaries bound thereto and the Consenting Creditors, including the transferor to the Transferee of any Company Claims (each such transferor, a “Transferor”), and agrees to be bound by the terms and conditions thereof to the extent the Transferor was thereby bound, and shall be deemed a “Consenting Creditor” under the terms of the Agreement.

The Transferee specifically agrees to be bound by the terms and conditions of the Agreement and makes all representations and warranties contained therein applicable to a Consenting Creditor as of the date of the Transfer, including the agreement to be bound by the vote of the Transferor if such vote was cast before the effectiveness of the Transfer discussed herein.

Date Executed:

Name:

Title:

Address:

E-mail address(es):

Aggregate Amounts Being Transferred by Transferor to Transferee
Superpriority Term Loan Claims
First Lien Term Loan Claims
First Lien U.S. Notes Claims
First Lien Euro Notes Claims
2023 Stub First Lien Term Loan Claims
Second Lien Notes Claims
2024 Stub Unsecured Notes Claims
DNI Interests

[1]	Capitalized terms used but not otherwise defined herein shall having the meaning ascribed to such terms in the Agreement.

EXHIBIT D

Joinder Agreement

The undersigned (“Joinder Party”) hereby acknowledges that it has read and understands the Restructuring Support Agreement, dated as of May 30, 2023 (the “Agreement”),1 by and among Diebold Nixdorf, Incorporated and its Affiliates and subsidiaries bound thereto and the Consenting Creditors, and agrees to be bound by the terms and conditions thereof, and shall be deemed a “Consenting Creditor” under the terms of the Agreement.

The Joinder Party specifically agrees to be bound by the terms and conditions of the Agreement and makes all representations and warranties contained therein as of the date hereof and any further date specified in the Agreement, in each case, applicable to such class of Consenting Creditor.

☐ By checking this box, the Joining Party hereby represents and warrants that as of May 19, 2023, it held Prepetition Debt in the amounts as set forth below, and hereby commits to provide a share of the DIP Facility as a Joining DIP Commitment Party as provided in and in accordance with Section 6.05 of the Agreement:

Date Executed:

Name:

Title:

Address:

E-mail address(es):

Aggregate Amounts Beneficially Owned or Managed on Account of:
Superpriority Term Loan Claims
First Lien Term Loan Claims
First Lien U.S. Notes Claims
First Lien Euro Notes Claims
2023 Stub First Lien Term Loan Claims
Second Lien Notes Claims
2024 Stub Unsecured Notes Claims
DNI Interests

[1]	Capitalized terms used but not otherwise defined herein shall having the meaning ascribed to such terms in the Agreement.

EXHIBIT E-1

Guarantor Limited Release Agreement (Superpriority Credit Agreement)

1

GUARANTOR LIMITED RELEASE AGREEMENT

THIS GUARANTOR LIMITED RELEASE AGREEMENT (this “Agreement”) is made as of May 30, 2023, by GLAS USA LLC, as administrative agent for the Lenders (in such capacity “Administrative Agent”) and GLAS Americas LLC, as collateral agent for the Lenders (in such capacity, the “Collateral Agent”), with respect to the Foreign Guarantors listed on Schedule 1 hereto (the “German Guarantors”) party to that certain Foreign Guarantee Agreement, dated as of December 29, 2022 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Foreign Guarantee Agreement”), made by each of the Foreign Guarantors (such Foreign Guarantors other than the German Guarantors being referred to herein as the “Non-German Foreign Guarantors”) in favor of the Secured Parties. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings ascribed to such terms in the Foreign Guarantee Agreement.

RECITALS

WHEREAS, the Foreign Guarantee Agreement was entered into in connection with that certain Credit Agreement, dated as of December 29, 2022 (as it may be amended, restated, supplemented or modified from time to time, and together with any agreement executed in replacement therefor or otherwise refinancing such credit agreement, the “Credit Agreement”), among Diebold Nixdorf Holding Germany GMBH, as borrower (the “Borrower”), Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), the Administrative Agent, the Collateral Agent and the Lenders;

WHEREAS, Section 8.2.1(c)(ii) of the Credit Agreement provides that in immediate contemplation, or following commencement, of bankruptcy, insolvency or reorganization proceedings with respect to the Company and its material Domestic Subsidiaries, the Guarantees provided by the German-domiciled Guarantors and the Liens on assets of such entities and the Liens on assets of the Borrower may be released with the consent of the Supermajority Lenders, solely in the event that (x) (i) the Supermajority Lenders, (ii) lenders holding in excess of 66 2/3% of the outstanding loans under the New Term Loans, as defined in the Credit Agreement (the “Supermajority New Term Lenders”), and (iii) holders holding in excess of 66 2/3% of the issued and outstanding 2025 Notes (the “Supermajority 2025 Notes Holders”) determine in good faith that the release of such Guarantees and Liens is necessary to avoid material value deterioration of the Borrower and the German-domiciled Guarantors (collectively, the “Release Consents”) and (y) such Guarantors and the Borrower are concurrently released from their guarantee obligations under the New Term Loans and the 2025 Notes and the Liens on the assets of such entities securing the New Term Loans and the 2025 Notes are concurrently released (clauses (x) and (y) above referred to herein, collectively, as the “Release Conditions”);

WHEREAS, the Company entered into that certain Restructuring Support Agreement, dated as of May 30, 2023 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “RSA”) by and among the Company, certain of its Subsidiaries listed on the signature pages there to and the Consenting Creditors (as defined therein);

2

WHEREAS, pursuant to the RSA, the Company, any Company Party (as defined in the RSA) or any Affiliate thereof (as defined in the RSA) may file the Chapter 11 Cases (as defined in the RSA);

WHEREAS, pursuant to the RSA, (a) the Supermajority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders have provided the Release Consents, (b) the German Guarantors and the Borrower will, concurrently with the effectiveness of this Agreement, be released from their guarantee obligations under the New Term Loans and the 2025 Notes, (c) the Liens on the assets of the German Guarantors and the Borrower securing the Obligations, the New Term Loans and the 2025 Notes will, concurrently with the effectiveness of this Agreement, be released and (d) the Supermajority Lenders irrevocably authorized and directed the Administrative Agent and the Collateral Agent to enter into this Agreement; and

WHEREAS, the Administrative Agent and the Collateral Agent are entering into this Agreement at the direction of the Supermajority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders to give effect to the release of the Borrower and the German Guarantors from the Foreign Guarantee Agreement immediately and automatically upon the commencement of the Chapter 11 Cases on the Petition Date (each as defined in the RSA); it being understood and agreed that the effectiveness of this Agreement and the releases provided for herein are subject to, and conditioned upon, the occurrence of the Effective Date (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt of which is acknowledged and accepted, the parties hereby agree as follows:

AGREEMENT

1. Recitals. Each German Guarantor acknowledges the accuracy of the Recitals hereto.

2. Release of German Guarantors. The Administrative Agent and the Collateral Agent, acting at the direction of the Supermajority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders, without recourse or warranty, express or implied by the Administrative Agent or the Collateral Agent, hereby irrevocably and unconditionally release and discharge, effective upon the occurrence of the Effective Date (as defined below), the German Guarantors from the Foreign Guarantee Agreement, and any and all liabilities, undertakings and obligations created, evidenced, conferred or otherwise resulting thereunder (“Release of German Guarantors”); provided, however, this release shall not apply to the Non-German Foreign Guarantors and the Non-German Foreign Guarantors shall remain liable and obligated under the Foreign Guarantee Agreement. For the avoidance of doubt, the Release of German Guarantors does not affect, impair or reduce the obligations of any other party under the Foreign Guarantee Agreement.

3. Effectiveness of Release. The Supermajority Lenders have agreed pursuant to the RSA that this Agreement shall take effect and the Release of German Guarantors under this Agreement shall occur automatically and without any further action by any Person on the first date on which the following conditions have been satisfied: (i) the RSA shall be in effect, (ii) the Chapter 11 Cases shall have commenced and the Petition Date shall have occurred and (iii) the Release Conditions shall have been satisfied (such date, the “Effective Date”). It being understood and agreed that if the RSA is terminated prior to the Petition Date, this Agreement shall immediately and automatically terminate and shall have no further force or effect.

3

4. Reaffirmation of Foreign Guarantee Agreement. Except for the Release of the German Guarantors, the Foreign Guarantee Agreement shall remain unchanged and in full force and effect. No amendment, consent or waiver by the Administrative Agent, the Collateral Agent or any Lender under the Foreign Guarantee Agreement, the Credit Agreement or the Security Documents (as defined in the Credit Agreement) is granted or intended except for the Release of German Guarantors expressly set forth herein (subject to the limitations set forth herein), and the Administrative Agent, the Collateral Agent and each Lender requires strict compliance with the terms of the Foreign Guarantee Agreement, Credit Agreement and Security Documents in all other respects.

5. Further Assurances. The Administrative Agent or Collateral Agent, as the case may be, shall at the reasonable written request of the Company in form and substance reasonably satisfactory to the Administrative Agent and Collateral Agent (and the direction of the Supermajority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders (as applicable)), and at the Company’s sole cost and expense, execute and deliver all further instruments and documents, and take any other actions in each case as may be necessary in order to give effect to the Release of German Guarantors contained in this Agreement. The Administrative Agent or Collateral Agent (in each case, at the direction of the Supermajority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders (as applicable)), as the case may be, hereby authorizes the Borrower and the German Guarantors or any designee of the Borrower or any such German Guarantor to, at any time on and after the Effective Date, prepare or file all such documents and other releases, discharges and related filings and to take all actions, in each case, as may be necessary to effectuate the Release of German Guarantors herein referred to. This Agreement is a Loan Document (as defined in the Credit Agreement).

6. Entire Agreement. This Agreement contains the entire understanding and agreement of the parties in respect of the subject matter hereof and supersedes all prior representations, warranties, agreements, and understandings, if any, with respect thereto.

7. Counterpart Execution. This Agreement may be executed any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

8. Governing Law. THIS AGREEMENT AND ANY CLAIM OR CONTROVERSY RELATING TO THE SUBJECT MATTER HEREOF, WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

4

THE TERMS SET FORTH IN SECTION 19 OF THE FOREIGN GUARANTY AGREEMENT (SUBMISSION TO JURISDICTION; WAIVERS; CONSENT TO SERVICE OF PROCESS) ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

9. Agents. The Administrative Agent and Collateral Agent are entering into this Agreement solely in their respective capacities as Administrative Agent and Collateral Agent under the Loan Documents and at the direction of the Supermajority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders. All rights, protections, indemnities and benefits granted to the Administrative Agent and the Collateral Agent in the Loan Documents are hereby reaffirmed with respect to their actions taken pursuant to this Agreement and incorporated as if fully set forth in this Agreement.

[Signatures Begin on the Following Page]

5

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ADMINISTRATIVE AGENT:

GLAS USA LLC

By:
Name:
Title:

COLLATERAL AGENT:

GLAS Americas LLC

By:
Name:
Title:

COMPANY:

Diebold Nixdorf, Incorporated

By:
Name:
Title:

Signature Page to Guarantor Limited Release Agreement

GERMAN GUARANTORS:

Diebold Nixdorf Holding Germany GMBH

By:
Name:
Title:

WINCOR NIXDORF International GmbH

By:
Name:
Title:

Diebold Nixdorf Deutschland GmbH

By:
Name:
Title:

Diebold Nixdorf Systems GmbH

By:
Name:
Title:

Diebold Nixdorf Operations GmbH

By:
Name:
Title:

Signature Page to Guarantor Limited Release Agreement

Diebold Nixdorf Vermogensverwaltungs GmbH

By:
Name:
Title:

Diebold Nixdorf Finance Germany GmbH

By:
Name:
Title:

Diebold Nixdorf Logistics GmbH

By:
Name:
Title:

Diebold Nixdorf Business Administration Center GmbH

By:
Name:
Title:

Diebold Nixdorf Global Logistics GmbH

By:
Name:
Title:

IP Management GmbH

By:
Name:
Title:

Signature Page to Guarantor Limited Release Agreement

Diebold Nixdorf Security GmbH

By:
Name:
Title:

Wincor Nixdorf Facility GmbH

By:
Name:
Title:

Diebold Nixdorf Real Estate GmbH & Co. KG

By:
Name:
Title:

Signature Page to Guarantor Limited Release Agreement

Schedule 1

GERMAN GUARANTORS

	Entity	Jurisdiction
1.	WINCOR NIXDORF International GmbH	Germany

2.	Diebold Nixdorf Deutschland GmbH	Germany

3.	Diebold Nixdorf Systems GmbH	Germany

4.	Diebold Nixdorf Operations GmbH	Germany

5.	Diebold Nixdorf Vermogensverwaltungs GmbH	Germany

6.	Diebold Nixdorf Finance Germany GmbH	Germany

7.	Diebold Nixdorf Logistics GmbH	Germany

8.	Diebold Nixdorf Business Administration Center GmbH	Germany

9.	Diebold Nixdorf Global Logistics GmbH	Germany

10.	IP Management GmbH	Germany

11.	Diebold Nixdorf Security GmbH	Germany

12.	Wincor Nixdorf Facility GmbH	Germany

13.	Diebold Nixdorf Real Estate GmbH & Co. KG	Germany

EXHIBIT E-2

Guarantor Limited Release Agreement (First Lien Credit Agreement)

Execution Version

GUARANTOR LIMITED RELEASE AGREEMENT

THIS GUARANTOR LIMITED RELEASE AGREEMENT (this “Agreement”) is made as of May 30, 2023, by JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity “Administrative Agent”), and GLAS Americas LLC, as collateral agent for the Lenders (in such capacity, the “Collateral Agent”), with respect to the Foreign Guarantors listed on Schedule 1 hereto (the “German Guarantors”) party to that certain Foreign Guarantee Agreement, dated as of December 29, 2022 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Foreign Guarantee Agreement”), made by each of the Foreign Guarantors (such Foreign Guarantors other than the German Guarantors being referred to herein as the “Non-German Foreign Guarantors”) in favor of the Secured Parties. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings ascribed to such terms in the Foreign Guarantee Agreement.

RECITALS

WHEREAS, the Foreign Guarantee Agreement was entered into in connection with that certain Credit Agreement, dated as of December 29, 2022 (as it may be amended, restated, supplemented or modified from time to time, and together with any agreement executed in replacement therefor or otherwise refinancing such credit agreement, the “Credit Agreement”), among Diebold Nixdorf Incorporated, an Ohio corporation (the “Company”), the Administrative Agent, the Collateral Agent and the Lenders;

WHEREAS, Section 8.2.1(c)(ii) of the Credit Agreement provides that in immediate contemplation, or following commencement, of bankruptcy, insolvency or reorganization proceedings with respect to the Company and its material Domestic Subsidiaries, the Guarantees provided by the German-domiciled Guarantors and the Liens on assets of such entities may be released with the consent of the Supermajority Lenders, solely in the event that (x) (i) the Supermajority Lenders, (ii) lenders holding in excess of 66 2/3% of the outstanding loans under the Superpriority Term Loans, as defined in the Credit Agreement (the “Supermajority Superpriority Lenders”), and (iii) holders holding in excess of 66 2/3% of the issued and outstanding 2025 Notes (the “Supermajority 2025 Notes Holders”) determine in good faith that the release of such Guarantees and Liens is necessary to avoid material value deterioration of the German-domiciled Guarantors (collectively, the “Release Consents”) and (y) such Guarantors are concurrently released from their guarantee obligations under the Superiority Term Loans and the 2025 Notes and the Liens on the assets of such entities securing the Superpriority Term Loans and the 2025 Notes are concurrently released (clauses (x) and (y) above referred to herein, collectively, as the “Release Conditions”);

WHEREAS, the Company entered into that certain Restructuring Support Agreement, dated as of May 30, 2023 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “RSA”), by and among the Company, certain of its Subsidiaries listed on the signature pages there to and the Consenting Creditors (as defined therein);

WHEREAS, pursuant to the RSA, the Company, any Company Party (as defined in the RSA) or any Affiliate (as defined in the RSA) thereof may file the Chapter 11 Cases (as defined in the RSA);

1

WHEREAS, pursuant to the RSA, (a) the Supermajority Lenders, the Supermajority Superpriority Lenders and the Supermajority 2025 Notes Holders have provided the Release Consents, (b) the German Guarantors will, concurrently with the effectiveness of this Agreement, be released from their guarantee obligations under the Superpriority Term Loans and the 2025 Notes, (c) the Liens on the assets of the German Guarantors securing the Obligations, the Superpriority Term Loans and the 2025 Notes will, concurrently with the effectiveness of this Agreement, be released and (d) the Supermajority Lenders irrevocably authorized and directed the Administrative Agent and the Collateral Agent to enter into this Agreement; and

WHEREAS, the Administrative Agent and the Collateral Agent are entering into this Agreement at the direction of the Supermajority Lenders, the Supermajority Superpriority Lenders and the Supermajority 2025 Notes Holders to give effect to the release of the German Guarantors from the Foreign Guarantee Agreement immediately and automatically upon the commencement of the Chapter 11 Cases on the Petition Date (each as defined in the RSA); it being understood and agreed that the effectiveness of this Agreement and the releases provided for herein are subject to, and conditioned upon, the occurrence of the Effective Date (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt of which is acknowledged and accepted, the parties hereby agree as follows:

AGREEMENT

1. Recitals. Each German Guarantor acknowledges the accuracy of the Recitals hereto.

2. Release of German Guarantors. The Administrative Agent and the Collateral Agent, acting at the direction of the Supermajority Lenders, the Supermajority Superpriority Lenders and the Supermajority 2025 Notes Holders, without recourse or warranty, express or implied by the Administrative Agent or the Collateral Agent, hereby irrevocably and unconditionally release and discharge, effective upon the occurrence of the Effective Date (as defined below), the German Guarantors from the Foreign Guarantee Agreement, and any and all liabilities, undertakings and obligations created, evidenced, conferred or otherwise resulting thereunder (“Release of German Guarantors”); provided, however, this release shall not apply to the Non-German Foreign Guarantors and the Non-German Foreign Guarantors shall remain liable and obligated under the Foreign Guarantee Agreement. For the avoidance of doubt, the Release of German Guarantors does not affect, impair or reduce the obligations of any other party under the Foreign Guarantee Agreement.

3. Effectiveness of Release. The Supermajority Lenders have agreed pursuant to the RSA that this Agreement shall take effect and the Release of German Guarantors under this Agreement shall occur automatically and without any further action by any Person on the first date on which the following conditions have been satisfied: (i) the RSA shall be in effect, (ii) the Chapter 11 Cases shall have commenced and the Petition Date shall have occurred and (iii) the Release Conditions shall have been satisfied (such date, the “Effective Date”). It being understood and agreed that if the RSA is terminated prior to the Petition Date, this Agreement shall immediately and automatically terminate and shall have no further force or effect.

2

4. Reaffirmation of Foreign Guarantee Agreement. Except for the Release of the German Guarantors, the Foreign Guarantee Agreement shall remain unchanged and in full force and effect. No amendment, consent or waiver by the Administrative Agent, the Collateral Agent or any Lender under the Foreign Guarantee Agreement, the Credit Agreement or the Security Documents (as defined in the Credit Agreement) is granted or intended except for the Release of German Guarantors expressly set forth herein (subject to the limitations set forth herein), and the Administrative Agent, the Collateral Agent and each Lender requires strict compliance with the terms of the Foreign Guarantee Agreement, Credit Agreement and Security Documents in all other respects.

5. Further Assurances. The Administrative Agent or Collateral Agent, as the case may be, shall at the reasonable written request of the Company in form and substance reasonably satisfactory to the Administrative Agent and Collateral Agent (and the direction of the Supermajority Lenders, the Supermajority Superpriority Lenders and the Supermajority 2025 Notes Holders (as applicable)), and at the Company’s sole cost and expense, execute and deliver all further instruments and documents, and take any other actions in each case as may reasonably be necessary in order to give effect to the Release of German Guarantors contained in this Agreement. The Administrative Agent or Collateral Agent (in each case, at the direction of the Supermajority Lenders, the Supermajority Superpriority Lenders and the Supermajority 2025 Notes Holders (as applicable)), as the case may be, hereby authorizes the German Guarantors or any designee of any such German Guarantor to, at any time on and after the Effective Date, prepare or file all such documents and other releases, discharges and related filings and to take all actions, in each case, as may reasonably be necessary to effectuate the Release of German Guarantors herein referred to. This Agreement is a Loan Document (as defined in the Credit Agreement).

6. Entire Agreement. This Agreement contains the entire understanding and agreement of the parties in respect of the subject matter hereof and supersedes all prior representations, warranties, agreements, and understandings, if any, with respect thereto.

7. Counterpart Execution. This Agreement may be executed any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

8. Governing Law. THIS AGREEMENT AND ANY CLAIM OR CONTROVERSY RELATING TO THE SUBJECT MATTER HEREOF, WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

THE TERMS SET FORTH IN SECTION 19 OF THE FOREIGN GUARANTY AGREEMENT (SUBMISSION TO JURISDICTION; WAIVERS; CONSENT TO SERVICE OF PROCESS) ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS.

3

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

9. Agents. The Administrative Agent and Collateral Agent are entering into this Agreement solely in their respective capacities as Administrative Agent and Collateral Agent under the Loan Documents and at the direction of the Supermajority Lenders, the Supermajority Superpriority Lenders and the Supermajority 2025 Notes Holders. All rights, protections, indemnities and benefits granted to the Administrative Agent and the Collateral Agent in the Loan Documents are hereby reaffirmed with respect to their actions taken pursuant to this Agreement and incorporated as if fully set forth in this Agreement.

[Signatures Begin on the Following Page]

4

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

Diebold Nixdorf, Incorporated

By:
Name:
Title:

COLLATERAL AGENT:

GLAS Americas LLC

By:
Name:
Title:

ADMINISTRATIVE AGENT:

JPMorgan Chase Bank, N.A.

By:
Name:
Title:

Signature Page to Guarantor Limited Release Agreement

GERMAN GUARANTORS:

Diebold Nixdorf Holding Germany GMBH

By:
Name:
Title:

WINCOR NIXDORF International GmbH

By:
Name:
Title:

Diebold Nixdorf Deutschland GmbH

By:
Name:
Title:

Diebold Nixdorf Systems GmbH

By:
Name:
Title:

Diebold Nixdorf Operations GmbH

By:
Name:
Title:

Signature Page to Guarantor Limited Release Agreement

Diebold Nixdorf Vermogensverwaltungs GmbH

By:_________________________________
Name: ______________________________
Title: _______________________________

Diebold Nixdorf Finance Germany GmbH

By:_________________________________
Name: ______________________________
Title: _______________________________

Diebold Nixdorf Logistics GmbH

By:_________________________________
Name: ______________________________
Title: _______________________________

Diebold Nixdorf Business Administration Center GmbH

By:_________________________________
Name: ______________________________
Title: _______________________________

Diebold Nixdorf Global Logistics GmbH

By:_________________________________
Name: ______________________________
Title: _______________________________

IP Management GmbH

By:_________________________________
Name: ______________________________
Title: _______________________________

Signature Page to Guarantor Limited Release Agreement

Diebold Nixdorf Security GmbH

By:_________________________________
Name: ______________________________
Title: _______________________________

Wincor Nixdorf Facility GmbH

By:_________________________________
Name: ______________________________
Title: _______________________________

Diebold Nixdorf Real Estate GmbH & Co. KG

By:_________________________________
Name: ______________________________
Title: _______________________________

Signature Page to Guarantor Limited Release Agreement

Schedule 1

GERMAN GUARANTORS

	Entity	Jurisdiction

1.	Diebold Nixdorf Holding Germany GmbH	Germany

2.	WINCOR NIXDORF International GmbH	Germany

3.	Diebold Nixdorf Deutschland GmbH	Germany

4.	Diebold Nixdorf Systems GmbH	Germany

5.	Diebold Nixdorf Operations GmbH	Germany

6.	Diebold Nixdorf Vermogensverwaltungs GmbH	Germany

7.	Diebold Nixdorf Finance Germany GmbH	Germany

8.	Diebold Nixdorf Logistics GmbH	Germany

9.	Diebold Nixdorf Business Administration Center GmbH	Germany

10.	Diebold Nixdorf Global Logistics GmbH	Germany

11.	IP Management GmbH	Germany

12.	Diebold Nixdorf Security GmbH	Germany

13.	Wincor Nixdorf Facility GmbH	Germany

14.	Diebold Nixdorf Real Estate GmbH & Co. KG	Germany

EXHIBIT E-3

First Lien Notes Guarantee and Lien Release Instructions Letters

Consent Letter

May [•], 2023

Diebold Nixdorf, Incorporated

5995 Mayfair Road

PO Box 3077

North Canton, Ohio 44720

Attention: James Barna

U.S. Bank Trust Company, National Association

1350 Euclid Avenue, Suite 1100

Cleveland, Ohio 44115 CN-OH-RN11

Attention: David A. Schlabach

GLAS Americas LLC

3 Second Street, Suite 206

Jersey City, NJ 07311

Attention: Transaction Management

Re:	Consent to Amended and Restated Senior Secured Notes Indenture governing the 9.375% Senior Secured Notes due 2025 of Diebold Nixdorf, Incorporated

Reference is made herein to that certain Amended and Restated Indenture, dated as of December 29, 2022 (as amended or supplemented to the date hereof, the “Indenture”), by and among Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), the guarantors party thereto (the “Guarantors”), all of which are subsidiaries of the Company, U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and GLAS Americas LLC, as notes collateral agent under the Indenture (in such capacity, the “Notes Collateral Agent”), pursuant to which the Company has issued $720,838,000 aggregate principal amount of its 9.375% Senior Secured Notes due 2025 (the “Notes”). Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

By its signature below, each of the undersigned beneficial owners (each, a “Beneficial Owner”) of Notes set forth on Schedule A hereto (or investment manager or attorney in fact of such Beneficial Owner(s)), severally for itself only and not with respect to any other Beneficial Owner, hereby represents and warrants to the Company, the Guarantors, the Trustee and the Notes Collateral Agent that (i) as of May 17, 2023 (the “Record Date”), the principal amount of the Notes set forth opposite such Beneficial Owner’s name on Schedule A hereto was credited to the account of the participant (each, a “Participant”) of The Depository Trust Company (“DTC”) set forth opposite such Beneficial Owner’s name and was beneficially owned by such Beneficial Owner, as a customer of such Participant, under the CUSIP number set forth opposite such Beneficial Owner’s name, (ii) such Beneficial Owner has good and valid title to such Notes, free and clear of any Liens, (iii) such Beneficial Owner has not, in whole or in part, since the Record Date (x) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its right, title or interest in such Notes or (y) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to such Notes and (iv) such Beneficial Owner (or the investment manager or attorney in fact, if any, executing this Consent Letter on behalf of such Beneficial Owner) has full power and authority to execute and deliver this Consent Letter with respect to such Notes.

Each Beneficial Owner of the principal amount of Notes set forth opposite such Beneficial Owner’s name on Schedule A hereto hereby:

(i)

consents, pursuant to Sections 9.02(f) and 11.07(c) of the Indenture, to release the Guarantees provided by the German-domiciled Guarantors and the Liens on the assets of such entities (together, the “Release”), understanding that (a) the Release is given solely in immediate contemplation of commencement of bankruptcy, insolvency or reorganization proceedings with respect to the Company and its material Domestic Subsidiaries, (b) the Beneficial Owners have determined in good faith that the Release is necessary to avoid material value deterioration of the German-domiciled Guarantors, (c) the consent of holders holding in excess of 66 2/3% of the aggregate principal amount of the outstanding 2025 Notes (which, for the avoidance of doubt, consists of the Notes and Diebold Nixdorf Dutch Holding B.V.’s 9.000% Senior Secured Notes due 2025 (the “2025 Euro Notes”)) is required under the Indenture in order to effect the Release and (d) the Release will become effective upon the occurrence of each of the following conditions: (x) the commencement of the contemplated bankruptcy, insolvency or reorganization proceedings with respect to the Company and its material Domestic Subsidiaries; and (y) the substantially concurrent release of the guarantees by such German-domiciled Guarantors under the Superpriority Credit Facility and 2025 Credit Facility;

2

(ii)

waives, pursuant to Section 9.02(f) of the Indenture, for a period of 15 days, the date milestones contemplated by Section 4.18(a) of the Indenture relating to consummation of the Registered Exchange Offer no later than May 30, 2023 (the “Milestones Waiver”), understanding that (a) the Company is seeking a corresponding waiver or consent from the lenders party to the Superpriority Credit Facility and the 2025 Credit Facility (each in accordance with their terms) (such waivers and consents together, the “Credit Agreement Waivers”) and from the requisite number of holders of the 2025 Euro Notes (in accordance with the terms of the 2025 Euro Notes Indenture) (such waiver or consent, the “Euro Notes Waiver”), (b) the Milestones Waiver given hereby will be valid only if the Credit Agreement Waivers and Euro Notes Waiver are received and (c) the consent of Holders holding a majority of the aggregate principal amount of the outstanding Notes is required to effect the Milestones Waiver;

(iii)

waives, pursuant to Section 9.02(a) of the Indenture, the reporting requirements contemplated by Section 4.06(a)(2) of the Indenture relating to the filing of financial information that would be required to be contained in a quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2023;

(iv)

consents to the amendment to the definition of “Refinancing Indebtedness” in the Indenture to add the following to the end of such definition: “; provided, however, the foregoing requirements of clauses (1) through (7) above shall not apply to any Indebtedness incurred to refinance the Superpriority Credit Facility pursuant a debtor-in-possession financing under applicable Bankruptcy Laws, which any such refinancing is expressly deemed “Refinancing Indebtedness” and permitted hereunder”;

(v)

acknowledges and agrees that the administrative agent, collateral agent or other similar agent for the lenders providing any debtor-in-possession financing under applicable Bankruptcy Laws, which refinances the Superpriority Credit Facility shall be, upon such refinancing, a “First Priority Representative” under, and as defined in, the Multi Lien Intercreditor Agreement and such Refinancing Indebtedness shall constitute “First Priority Obligations” under, and as defined in, the Multi Lien Intercreditor Agreement; and

(vi)

subject to the satisfaction of the terms and conditions set forth in this item (vi), agrees to forbear from, and instructs the Trustee and the Notes Collateral Agent to forbear from, during the period commencing on (and including) the date hereof and ending on the Termination Date (as defined in that certain Restructuring Support Agreement, dated as of May 23, 2023, by and among the Company, certain of the Company’s direct and indirect subsidiaries party thereto, the Initial Consenting Creditors (as defined in the Restructuring Support Agreement) party thereto and the DIP Backstop Parties (as defined in the Restructuring Support Agreement) (the “Forbearance Period”) party thereto), (a) declaring due and payable, or both, the principal of and accrued and unpaid interest and fees in respect of, the Notes and/or any other Obligations thereunder and (b) otherwise exercising any of their other respective rights, remedies, powers, privileges and defenses under the Notes, the Indenture and applicable law, solely to the extent that such remedies arise exclusively from a Default; provided, that upon the expiration or termination of the Forbearance Period in accordance with the terms of this item (vi), the agreement of the Beneficial Owner hereunder to forbear from exercising its rights and remedies with respect to a Default shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind.

[Signature pages follow]

THE BENEFICIAL OWNERS:

Re: 9.375% Senior Secured Notes due 2025 (the “Notes”) issued by Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), pursuant to that certain Amended and Restated Indenture, dated as of December 29, 2022 (the “Indenture”), by and among the Company, the guarantors party thereto, all of which are subsidiaries of the Company, U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and GLAS Americas LLC, as notes collateral agent under the Indenture.

Complete as appropriate:

A. EXECUTION BY BENEFICIAL OWNER

The undersigned hereby represents and warrants that as of May 17, 2023 (the “Record Date”) it was the beneficial owner (the “Beneficial Owner”) of the Notes described opposite the name of such Beneficial Owner on Schedule A hereto and is duly authorized to execute and deliver this Consent Letter to the Trustee, and that such power has not been granted or assigned to any other person or entity.

Name of Beneficial Owner: [•][1]

Contact Name:

Address:

Phone:

Fax:

E-mail:

Signature:

(Print Name of Authorized Signatory):

Title:

B. EXECUTION BY NOMINEE OR ADVISOR

The undersigned hereby represents and warrants that as of the Record Date it was the nominee or advisor for the Beneficial Owner of the Notes described opposite the name of such Beneficial Owner on Schedule A hereto, and that such Beneficial Owner has granted to the undersigned the power and authority to execute and deliver this Consent Letter to the Trustee, on behalf of such Beneficial Owner, and that such power has not been granted or assigned to any other person or entity.

Name of Nominee or Advisor:

Contact Name:

Address:

Phone:

Fax:

E-mail:

Name of Beneficial Owner:

Signature:

(Print Name of Authorized Signatory):

Title:

[1]

The obligations arising out of this instrument are several and not joint with respect to each participating Beneficial Owner, in accordance with its Notes, and the parties agree not to proceed against any Beneficial Owner for the obligations of another.

[Signature Page to Consent Letter for Notes]

SCHEDULE A

Beneficial Owners

Beneficial Owner	DTC Participant Name	DTC Participant Number	CUSIP No.	Principal Amount of Notes

THE DTC PARTICIPANTS:

Re: 9.375% Senior Secured Notes due 2025 (the “Notes”) issued by Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), pursuant to that certain Amended and Restated Indenture, dated as of December 29, 2022 (the “Indenture”), by and among the Company, the guarantors party thereto, all of which are subsidiaries of the Company, U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and GLAS Americas LLC, as notes collateral agent under the Indenture.

[BROKER] (the “Participant”) is a participant of The Depository Trust Company (“DTC”). As of May 17, 2023 (the “Record Date”), the Participant, as custodian, held, on behalf of the Beneficial Owners set forth in Schedule A, that aggregate principal amount of the Notes, as is set forth opposite such Participant’s name in Schedule A. As of the Record Date, the Notes were registered in the name of Cede & Co., which is the nominee of DTC, and were credited to the Participant’s participant account [ACCOUNT NUMBER] at DTC.

Very truly yours,

[BROKER]

By:
Name:
Title:

Medallion Guarantee

EXHIBIT E-3

First Lien Notes Guarantee and Lien Release Instructions Letters (Senior Secured Euro Indenture Due 2025)

Consent Letter

May [•], 2023

Diebold Nixdorf, Incorporated

5995 Mayfair Road

PO Box 3077

North Canton, Ohio 44720

Attention: James Barna

Diebold Nixdorf Dutch Holding B.V.

5995 Mayfair Road

PO Box 3077

North Canton, Ohio 44720

Attention: James Barna

U.S. Bank Trust Company, National Association

1350 Euclid Avenue, Suite 1100

Cleveland, Ohio 44115 CN-OH-RN11

Attention: David A. Schlabach

GLAS Americas LLC

3 Second Street, Suite 206

Jersey City, NJ 07311

Attention: Transaction Management

Re:	Consent to Amended and Restated Senior Secured Notes Indenture governing the 9.000% Senior Secured Notes due 2025 of Diebold Nixdorf Dutch Holding B.V.

Reference is made herein to that certain Amended and Restated Indenture, dated as of December 29, 2022 (as amended or supplemented to the date hereof, the “Indenture”), by and among Diebold Nixdorf Dutch Holding B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Dutch law (the “Issuer”), Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), as Guarantor, the other guarantors party thereto (the “Guaranteeing Subsidiaries”), all of which are subsidiaries of the Company, Elavon Financial Services DAC, as paying agent, transfer agent and registrar, U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and GLAS Americas LLC, as notes collateral agent under the Indenture (in such capacity, the “Notes Collateral Agent”), pursuant to which the Issuer has issued €360,368,720.00 aggregate principal amount of its 9.000% Senior Secured Notes due 2025 (the “Notes”). Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

By its signature below, each of the undersigned beneficial owners (each, a “Beneficial Owner”) of Notes set forth on Schedule A hereto (or investment manager or attorney in fact of such Beneficial Owner(s)), severally for itself only and not with respect to any other Beneficial Owner, hereby represents and warrants to the Issuer, the Company, the Guaranteeing Subsidiaries, Elavon Financial Services DAC, the Trustee and the Notes Collateral Agent that (i) as of May 17, 2023 (the “Record Date”), the principal amount of the Notes set forth opposite such Beneficial Owner’s name on Schedule A hereto was credited to the account of the participant (each, a “Participant”) of Euroclear Bank SA/NV (“Euroclear”) and/or Clearstream Banking, S.A. (“Clearstream”) set forth opposite such Beneficial Owner’s name and was beneficially owned by such Beneficial Owner, as a customer of such Participant, under the CUSIP or ISIN number set forth opposite such Beneficial Owner’s name, (ii) such Beneficial Owner has good and valid title to such Notes, free and clear of any Liens, (iii) such Beneficial Owner has not, in whole or in part, since the Record Date (x) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its right, title or interest in such Notes or (y) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to such Notes and (iv) such Beneficial Owner (or the investment manager or attorney in fact, if any, executing this Consent Letter on behalf of such Beneficial Owner) has full power and authority to execute and deliver this Consent Letter with respect to such Notes.

Each Beneficial Owner of the principal amount of Notes set forth opposite such Beneficial Owner’s name on Schedule A hereto hereby:

(i)

consents, pursuant to Sections 9.02(f) and 11.07(c) of the Indenture, to release the Guarantees provided by the German-domiciled Guarantors and the Liens on the assets of such entities (together, the “Release”), understanding that (a) the Release is given solely in immediate contemplation of commencement of bankruptcy, insolvency or reorganization proceedings with respect to the Company and its material Domestic Subsidiaries, (b) the Beneficial Owners have determined in good faith that the Release is necessary to avoid material value deterioration of the German-domiciled Guarantors, (c) the consent of holders holding in excess of 66 2/3% of the aggregate principal amount of the outstanding 2025 Notes (which, for the avoidance of doubt, consists of the Notes and the Company’s 9.375% Senior Secured Notes due 2025 (the “2025 USD Notes”)) is required under the Indenture in order to effect the Release and (d) the Release will become effective upon the occurrence of each of the following conditions: (x) the commencement of the contemplated bankruptcy, insolvency or reorganization proceedings with respect to the Company and its material Domestic Subsidiaries; and (y) the substantially concurrent release of the guarantees by such German-domiciled Guarantors under the Superpriority Credit Facility and 2025 Credit Facility;

(ii)

waives, pursuant to Section 9.02(f) of the Indenture, for a period of 15 days, the date milestones contemplated by Section 4.18(a) of the Indenture relating to consummation of the Registered Exchange Offer no later than May 30, 2023 (the “Milestones Waiver”), understanding that (a) the Company is seeking a corresponding waiver or consent from the lenders party to the Superpriority Credit Facility and the 2025 Credit Facility (each in accordance with their terms) (such waivers and consents together, the “Credit Agreement Waivers”) and from the requisite number of holders of the 2025 USD Notes (in accordance with the terms of the 2025 USD Notes Indenture) (such waiver or consent, the “USD Notes Waiver”), (b) the Milestones Waiver given hereby will be valid only if the Credit Agreement Waivers and USD Notes Waiver are received and (c) the consent of Holders holding a majority of the aggregate principal amount of the outstanding Notes is required to effect the Milestones Waiver;

(iii)

waives, pursuant to Section 9.02(a) of the Indenture, the reporting requirements contemplated by Section 4.06(a)(2) of the Indenture relating to the filing of financial information that would be required to be contained in a quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2023;

(iv)

consents to the amendment to the definition of “Refinancing Indebtedness” in the Indenture to add the following to the end of such definition: “; provided, however, the foregoing requirements of clauses (1) through (7) above shall not apply to any Indebtedness incurred to refinance the Superpriority Credit Facility pursuant a debtor-in-possession financing under applicable Bankruptcy Laws, which any such refinancing is expressly deemed “Refinancing Indebtedness” and permitted hereunder”;

(v)

acknowledges and agrees that the administrative agent, collateral agent or other similar agent for the lenders providing any debtor-in-possession financing under applicable Bankruptcy Laws, which refinances the Superpriority Credit Facility shall be, upon such refinancing, a “First Priority Representative” under, and as defined in, the Multi Lien Intercreditor Agreement and such Refinancing Indebtedness shall constitute “First Priority Obligations” under, and as defined in, the Multi Lien Intercreditor Agreement; and

(vi)

subject to the satisfaction of the terms and conditions set forth in this item (vi), agrees to forbear from, and instructs the Trustee and the Notes Collateral Agent to forbear from, during the period commencing on (and including) the date hereof and ending on the Termination Date (as defined in that certain Restructuring Support Agreement, dated as of May 23, 2023, by and among the Company, certain of the Company’s direct and indirect subsidiaries party thereto, the Initial Consenting Creditors (as defined in the Restructuring Support Agreement) party thereto and the DIP Backstop Parties (as defined in the Restructuring Support Agreement) (the “Forbearance Period”) party thereto), (a) declaring due and payable, or both, the principal of and accrued and unpaid interest and fees in respect of, the Notes and/or any other Obligations thereunder and (b) otherwise exercising any of their other respective rights, remedies, powers, privileges and defenses under the Notes, the Indenture and applicable law, solely to the extent that such remedies arise exclusively from a Default; provided, that upon the expiration or termination of the Forbearance Period in accordance with the terms of this item (vi), the agreement of the Beneficial Owner hereunder to forbear from exercising its rights and remedies with respect to a Default shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind.

[Signature pages follow]

THE BENEFICIAL OWNERS:

Re: 9.000% Senior Secured Notes due 2025 (the “Notes”) issued by Diebold Nixdorf Dutch Holding B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Dutch law (the “Issuer”), pursuant to that certain Amended and Restated Indenture, dated as of December 29, 2022 (the “Indenture”), by and among the Issuer, Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), as Guarantor, the other guarantors party thereto, all of which are subsidiaries of the Company, Elavon Financial Services DAC, as paying agent, transfer agent and registrar, U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and GLAS Americas LLC, as notes collateral agent under the Indenture.

Complete as appropriate:

A. EXECUTION BY BENEFICIAL OWNER

The undersigned hereby represents and warrants that as of May 17, 2023 (the “Record Date”) it was the beneficial owner (the “Beneficial Owner”) of the Notes described opposite the name of such Beneficial Owner on Schedule A hereto and is duly authorized to execute and deliver this Consent Letter to the Trustee, and that such power has not been granted or assigned to any other person or entity.

Name of Beneficial Owner: [•][1]

Contact Name:

Address:

Phone:

Fax:

E-mail:

Signature:

(Print Name of Authorized Signatory):

Title:

B. EXECUTION BY NOMINEE OR ADVISOR

The undersigned hereby represents and warrants that as of the Record Date it was the nominee or advisor for the Beneficial Owner of the Notes described opposite the name of such Beneficial Owner on Schedule A hereto, and that such Beneficial Owner has granted to the undersigned the power and authority to execute and deliver this Consent Letter to the Trustee, on behalf of such Beneficial Owner, and that such power has not been granted or assigned to any other person or entity.

Name of Nominee or Advisor:

Contact Name:

Address:

Phone:

Fax:

E-mail:

Name of Beneficial Owner:

Signature:

(Print Name of Authorized Signatory):

Title:

[1]

The obligations arising out of this instrument are several and not joint with respect to each participating Beneficial Owner, in accordance with its Notes, and the parties agree not to proceed against any Beneficial Owner for the obligations of another.

[Signature Page to Consent Letter for Notes]

SCHEDULE A

Beneficial Owners

Beneficial Owner	Euroclear and/or Clearstream Participant Name	Euroclear and/or Clearstream Participant Number	CUSIP /ISIN No.	Principal Amount of Notes

THE EUROCLEAR AND/OR CLEARSTREAM PARTICIPANTS:

Re: 9.000% Senior Secured Notes due 2025 (the “Notes”) issued by Diebold Nixdorf Dutch Holding B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Dutch law (the “Issuer”), pursuant to that certain Amended and Restated Indenture, dated as of December 29, 2022 (the “Indenture”), by and among the Issuer, Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), as Guarantor, the other guarantors party thereto, all of which are subsidiaries of the Company, Elavon Financial Services DAC, as paying agent, transfer agent and registrar, U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and GLAS Americas LLC, as notes collateral agent under the Indenture.

[BROKER] (the “Participant”) is a participant of Euroclear Bank SA/NV (“Euroclear”) and/or Clearstream Banking, S.A. (“Clearstream”). As of May 17, 2023 (the “Record Date”), the Participant, as custodian, held, on behalf of the Beneficial Owners set forth in Schedule A, that aggregate principal amount of the Notes, as is set forth opposite such Participant’s name in Schedule A. As of the Record Date, the Notes were registered in the name of Euroclear and/or Clearstream, and were credited to the Participant’s participant account at either Euroclear and/or Clearstream, as evidenced by the screenshots of such position(s) set forth in Exhibit A hereto.

Very truly yours,

[BROKER]

By:
Name:
Title:

[Signature Page to Consent Letter for Notes]

EXHIBIT A

EVIDENCE OF HOLDINGS

EXHIBIT E-4

Superpriority Term Loan Credit Agreement Consent and Amendment

EXECUTION VERSION

FIRST AMENDMENT AND WAIVER

THIS FIRST AMENDMENT AND WAIVER, dated as of May 30, 2023 (this “Amendment and Waiver”), is among DIEBOLD NIXDORF, INCORPORATED, an Ohio corporation (the “Company”), DIEBOLD NIXDORF HOLDING GERMANY GMBH (the “Borrower”), each other Loan Party party hereto, the Lenders party hereto, GLAS USA LLC, as administrative agent (the “Administrative Agent”), and GLAS AMERICAS LLC, as collateral agent (the “Collateral Agent”), and amends that certain Credit Agreement, dated as of December 29, 2022, by and among the Company, the Borrower, the Lenders from time to time party thereto, the Administrative Agent and the Collateral Agent (as amended, restated, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement”, and as further amended and modified by this Amendment and Waiver, the “Credit Agreement”).

WHEREAS, on the date hereof, the Company, certain of the Company’s direct and indirect Subsidiaries party thereto, the Initial Consenting Creditors (as defined in the Restructuring Support Agreement (as defined below)) party thereto and the DIP Backstop Parties (as defined in the Restructuring Support Agreement) party thereto have entered into that certain Restructuring Support Agreement, dated as of May 30, 2023 (the “Restructuring Support Agreement”), which contemplates certain Restructuring Transactions (as defined therein); and

WHEREAS, in anticipation of the Restructuring Transactions, the Company, the Borrower and the other Loan Parties have requested that the Administrative Agent and the Lenders party hereto, constituting the Required Lenders under the Credit Agreement as of the date hereof (collectively, the “Consenting Lenders”), amend the Existing Credit Agreement and temporarily waive the Specified Defaults (as defined below) on the terms and conditions set forth herein, and the Consenting Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement and grant such temporary waivers, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreement, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

ARTICLE II

WAIVER AND FORBEARANCE

2.1. The Company has informed the Administrative Agent, the Collateral Agent and the Consenting Lenders that, but for this Amendment and Waiver, certain Unmatured Defaults and Defaults would result from the Restructuring Transactions under:

(i) Section 7.2 of the Credit Agreement as a result of failure to pay (A) principal of any Loan when due, (B) interest on any Loan or of any commitment or ticking fee when due, or (C) any other obligations under any of the Loan Documents when due;

(ii) Section 7.5 of the Credit Agreement as a result of (A) the failure by the Company or any of its Subsidiaries to pay when due any principal of, or premium or interest on (beyond any applicable grace period therefor) any Material Indebtedness, (B) default by the Company or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement under which any such Material Indebtedness was created or is governed, or the occurrence of any other event or condition, the effect of which causes, or permits the holder or holders of such Material Indebtedness to cause, such Material Indebtedness to become due prior to its stated maturity, or (C) Material Indebtedness of the Company or any of its Subsidiaries declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof;

(iii) Section 7.6 of the Credit Agreement as result of any of the following occurring with respect to the Company or certain of its Subsidiaries (A) voluntarily having an order for relief entered with respect to it under any existing or future Debtor Relief Law, (B) making an assignment for the benefit of creditors, (C) applying for, seeking, consenting to, or acquiescing in, the appointment of a receiver, interim receiver, monitor, administrator, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (D) instituting any proceeding seeking an order for relief under any existing or future Debtor Relief Law, seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, administration, reorganization, moratorium, arrangement, adjustment or composition of it or its debts or seeking similar relief under any Debtor Relief Law or similar proceeding or failing to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (E) taking any corporate, company or other action to authorize or effect any of the foregoing actions set forth in the foregoing clauses (A)-(D), or (F) not paying, or admitting in writing its inability to pay, its debts generally as they become due;

(iv) Section 7.13 of the Credit Agreement as result of any Lien purported to be created on any material portion of the Collateral under any Security Document ceasing to be, or being asserting in writing by any Loan Party not to be, a valid and perfected Lien on such Collateral; and

(v) Section 7.14 of the Credit Agreement as result of the Credit Agreement, any Guaranty or any Security Document ceasing to be in full force and effect and valid, binding and enforceable in accordance with its terms, or any Loan Party so stating in writing (collectively, clauses (i)-(v), the “Specified Defaults”).

2.2. Commencing on the Effective Date (as defined below), the Administrative Agent and the Collateral Agent (each acting at the direction of the Consenting Lenders pursuant to this Amendment and Waiver) and the Consenting Lenders hereby agree to temporarily waive the Specified Defaults. It being understood and agreed that during such waiver period, none of the Specified Defaults shall constitute an Unmatured Default or Default under the Credit Agreement and no event giving rise to any Specified Default shall result in the acceleration of the Obligations under Section 8.1 of the Credit Agreement or any other provision of any Loan Document.

2.3. If the “Termination Date” (as defined in the Restructuring Support Agreement) occurs at any time prior to the indefeasible repayment in full of all Obligations, the waiver of the Specified Defaults set forth in Section 2.1 above shall automatically terminate and the Company, the Borrower and the other Loan Parties shall be required to comply with the terms of the Credit Agreement as if the waiver in this Article II shall have never occurred.

3

2.4. Commencing on the Effective Date and continuing until the occurrence of the Termination Date (as defined in the Restructuring Support Agreement), the Consenting Lenders hereby agree to forbear from, and instruct the Administrative Agent and the Collateral Agent to forbear from, (x) declaring due and payable, or both, the principal of and accrued and unpaid interest and fees in respect of, the Loans and/or any other Obligations, and (y) otherwise exercising any of their other respective rights, remedies, powers, privileges and defenses under the Credit Agreement, the other Loan Documents and applicable law, solely to the extent that such remedies arise exclusively from an Unmatured Default or Default. Upon the occurrence of the Termination Date, the agreement of the Consenting Lenders under this Section 2.4 to forbear from exercising their respective rights and remedies with respect to an Unmatured Default and a Default shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which are waived by the Company, the Borrower and each other Loan Party. The Company, the Borrower and the other Loan Parties agree that the Administrative Agent, the Collateral Agent or the Consenting Lenders may at any time following the occurrence of the Termination Date proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement, the other Loan Documents and/or applicable law, including their respective rights and remedies with respect to an Unmatured Default or a Default, in each case, subject to the terms and conditions set forth therein.

2.5. This Amendment and Waiver shall not constitute a waiver of any Unmatured Default or Default that has occurred and is continuing, or any rights or remedies of the Lenders under the Loan Documents in connection therewith, except as expressly stated in this Section 2.

ARTICLE III

REPRESENTATIONS

3.1. Each Loan Party party hereto represents and warrants to the Administrative Agent and the Consenting Lenders on the date hereof, that:

(i) each Loan Party party hereto has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and Waiver and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and Waiver;

(ii) each Loan Party party hereto has duly executed and delivered this Amendment and Waiver, and this Amendment and Waiver constitutes the legal, valid, and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(iii) neither the execution and delivery by the Loan Parties of this Amendment and Waiver, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate the constitutive documents of any Loan Party party hereto.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

This Amendment and Waiver shall become effective on the first date (the “Effective Date”) on which each of the following conditions have been satisfied:

4.1. this Amendment and Waiver shall have been duly executed and delivered by the Company, the Borrower, each of the other Loan Parties, the Administrative Agent, the Collateral Agent and the Consenting Lenders (constituting the Required Lenders);

4

4.2. all representations and warranties made by any Loan Party contained herein are true and correct in all material respects; and

4.3. the Restructuring Support Agreement shall be in full force and effect.

ARTICLE V

MISCELLANEOUS

5.1. On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended, restated, modified or supplemented from time to time. This Amendment and Waiver shall constitute a Loan Document.

5.2. Subject to the Interim DIP Order and Final DIP Order (each as defined in the Restructuring Support Agreement), the Company, the Borrower and the other Loan Parties agree to pay all reasonable out-of-pocket costs and expenses of (i) the Administrative Agent and the Collateral Agent (including the reasonable fees, charges and disbursements of White & Case LLP, as counsel to the Administrative Agent and the Collateral Agent), (ii) the Consenting Lenders (including the reasonable fees, charges and disbursements of (A) Davis Polk & Wardwell LLP, as counsel to the Consenting Lenders, (ii) Houlihan Lokey, Inc., as financial advisor to the Consenting Lenders and (iii) any local counsels to the Consenting Lenders), in each case, in connection with the preparation, execution and delivery of this Amendment and Waiver, which such amounts, for the avoidance of doubt, shall constitute Obligations under the Credit Agreement and the other Loan Documents.

5.3. Except as expressly amended hereby, the Company, the Borrower and the other Loan Parties agree that the Credit Agreement and the other Loan Documents are ratified and confirmed and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment and Waiver shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Nothing herein shall be deemed to entitle the Company, the Borrower or the other Loan Parties to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment and Waiver shall not constitute a novation of any Obligations.

5.4. This Amendment and Waiver may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopy or PDF shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver. For the avoidance of doubt, the words “execution,” “signed,” “signature,” and words of like import in this Amendment and Waiver shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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5.5. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions contained in Section 16.2 of the Credit Agreement (Waiver of Jury Trial) and Section 16.3 of the Credit Agreement (Submission to Jurisdiction; Waivers) are incorporated herein by reference, mutatis mutandis, to the same extent as if reproduced herein in their entirety.

5.6. Any provision in this Amendment and Waiver that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment and Waiver are declared to be severable.

5.7. The Administrative Agent and the Collateral Agent are entering into this Amendment and Waiver solely in their respective capacities as Administrative Agent and the Collateral Agent under the Credit Agreement and pursuant to the instructions of the Consenting Lenders. The Borrower, the Company, each other Loan Party and each Consenting Lender (a) confirms that this Amendment and Waiver imposes no duty on the Administrative Agent and the Collateral Agent to take any action or to exercise any of the powers granted to it (other than as expressly set forth herein) and (b) all rights, protections, indemnities and benefits granted to the Administrative Agent and the Collateral Agent in the Loan Documents are hereby reaffirmed with respect to each of their actions taken pursuant to this Amendment and Waiver and incorporated as if fully set forth in this Amendment and Waiver.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

DIEBOLD NIXDORF, INCORPORATED

By:
Name:

Title:

DIEBOLD NIXDORF HOLDING GERMANY GMBH

By:
Name:

Title:

DIEBOLD GLOBAL FINANCE CORPORATION

By:
Name:

Title:

DIEBOLD HOLDING COMPANY, LLC

By:
Name:

Title:

DIEBOLD SST HOLDING COMPANY, LLC

By:
Name:

Title:

[Signature Page to First Amendment and Waiver]

GRIFFIN TECHNOLOGY INCORPORATED

By:
Name:

Title:

DIEBOLD SELF-SERVICE SYSTEMS

By:
Name:

Title:

DIEBOLD NIXDORF TECHNOLOGY FINANCE, LLC

By:
Name:

Title:

DIEBOLD NIXDORF (UK) LIMITED

By:
Name:

Title:

DIEBOLD NIXDORF CANADA, LIMITED

By:
Name:

Title:

DIEBOLD CANADA HOLDING COMPANY INC.

By:
Name:

Title:

[Signature Page to First Amendment and Waiver]

DIEBOLD NIXDORF B.V.

By:
Name:

Title:

DIEBOLD NIXDORF GLOBAL HOLDINGS, B.V.

By:
Name:

Title:

DIEBOLD NIXDORF B.V.

By:
Name:

Title:

DIEBOLD NIXDORF DUTCH HOLDINGS B.V.

By:
Name:

Title:

DIEBOLD NIXDORF SOFTWARE PARTNER B.V.

By:
Name:

Title:

DIEBOLD NIXDORF SOFTWARE C.V.

By:	Diebold Nixdorf Software Partner B.V., its General Partner

By:
Name:

Title:

[Signature Page to First Amendment and Waiver]

DIEBOLD NIXDORF GLOBAL SOLUTIONS B.V.

By:
Name:

Title:

DIEBOLD NIXDORF S.A.S.

By:
Name:

Title:

DIEBOLD NIXDORF S.R.L.

By:
Name:

Title:

Place of Execution:

DIEBOLD NIXDORF SP. Z O. O.

By:
Name:

Title:

DIEBOLD NIXDORF BPO SP. Z O. O.

By:
Name:

Title:

DIEBOLD NIXDORF S.L.

By:
Name:

Title:

[Signature Page to First Amendment and Waiver]

DIEBOLD NIXDORF AB

By:
Name:

Title:

[Signature Page to First Amendment and Waiver]

GLAS USA LLC, as Administrative Agent

By:
Name:

Title:

GLAS AMERICAS LLC, as Collateral Agent
Name:

Title:

[Signature Page to First Amendment and Waiver]

[LENDER]
Name:

Title:

[Signature Page to First Amendment and Waiver]

EXECUTION VERSION

EXHIBIT E-5

First Lien Term Loan Forbearance and Amendment Agreement

FORBEARANCE AND AMENDMENT AGREEMENT

This FORBEARANCE AND AMENDMENT AGREEMENT, dated as of May 30, 2023 (this “Forbearance and Amendment”), is entered into among DIEBOLD NIXDORF, INCORPORATED, an Ohio corporation (the “Company”), each other Loan Party party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and GLAS AMERICAS LLC, as collateral agent (the “Collateral Agent”) and amends that certain Credit Agreement, dated as of December 29, 2022, by and among the Company, the Lenders from time to time party thereto, the Administrative Agent and the Collateral Agent (as amended, restated, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement”, and as further amended and modified by this Forbearance and Amendment, the “Credit Agreement”).

RECITALS:

WHEREAS, the Company and the other Loan Parties have requested, and the Lenders party hereto, constituting the Supermajority Lenders under the Credit Agreement as of the date hereof (collectively, the “Consenting Lenders”), have agreed, subject to the terms and conditions set forth herein, to forbear from, and instruct the Administrative Agent and the Collateral Agent to forbear from, during the Forbearance Period (as defined below), (x) declaring due and payable, or both, the principal of, and accrued and unpaid interest and fees in respect of, the Loans and/or any other Obligations and (y) otherwise exercising any rights, remedies, powers, privileges and defenses under the Credit Agreement, the other Loan Documents and applicable law, with respect to any Unmatured Default or Default.

WHEREAS, the Company, the Borrower and the other Loan Parties have requested that the Administrative Agent and the Consenting Lenders, amend the Existing Credit Agreement on the terms and conditions set forth herein, and the Consenting Lenders and the Administrative Agent (acting at the direction of the Consenting Lenders) have agreed to amend the Existing Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. For purposes of this Forbearance and Amendment, the following terms shall have the following meanings:

(a) “Forbearance Period” shall mean the period commencing on (and including) the Effective Date (as defined below) and ending on the Forbearance Termination Date.

(b) “Forbearance Termination Date” means the Termination Date (as defined in the Restructuring Support Agreement).

(c) “Restructuring Support Agreement” means that certain Restructuring Support Agreement, dated as of May 30, 2023, by and among the Company, certain of the Company’s direct and indirect Subsidiaries party thereto, the Initial Consenting Creditors (as defined in the Restructuring Support Agreement) party thereto and the DIP Backstop Parties (as defined in the Restructuring Support Agreement) party thereto.

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2. Agreements and Acknowledgements. Each Loan Party acknowledges and agrees that as of the Effective Date, the (i) outstanding principal amounts of the Indebtedness in respect of the Term Loans are €90,265,282.04 and $533,465,152.68 and (ii) aggregate amount of accrued and unpaid interest on the Term Loans under the Credit Agreement are €1,992,265.84 and $14,285,557.53. Each Loan Party acknowledges and agrees that such Obligations, together with all other outstanding Obligations owed or owing pursuant to the terms of the Loan Documents, including interest, fees, expenses and other charges, are validly owed or owing thereunder, and each Loan Party is jointly and severally obligated with respect thereto (the foregoing amounts in clauses (i) and (ii) are hereafter collectively referred to as the “Current Outstanding Obligations”). The foregoing amounts do not include other fees, expenses (including professional fees and expenses), and other Obligations and amounts which are chargeable or otherwise reimbursable under the Credit Agreement and the other Loan Documents or which are payable pursuant to this Forbearance and Amendment. As of the Effective Date, neither the Company nor any other Loan Party has any rights of offset, defenses, claims or counterclaims with respect to the Current Outstanding Obligations or any of the other Obligations or any payment obligation under this Forbearance and Amendment, and each Loan Party is jointly and severally obligated with respect thereto, in each case, in accordance with the terms of the applicable Loan Documents and, with respect to payment obligations hereunder, this Forbearance and Amendment.

3. Forbearance. Subject to the satisfaction of the terms and conditions set forth in Section 5 of this Forbearance and Amendment, the Consenting Lenders hereby agree to forbear from, and instruct the Administrative Agent and the Collateral Agent to forbear from, during the Forbearance Period, (x) declaring due and payable, or both, the principal of and accrued and unpaid interest and fees in respect of, the Loans and/or any other Obligations and (y) otherwise exercising any of their other respective rights, remedies, powers, privileges and defenses under the Credit Agreement, the other Loan Documents and applicable law, solely to the extent that such remedies arise exclusively from an Unmatured Default or a Default. Upon the expiration or termination of the Forbearance Period in accordance with the terms of this Forbearance and Amendment, the agreement of the Consenting Lenders hereunder to forbear from exercising their respective rights and remedies with respect to an Unmatured Default or a Default shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which are waived by the Company and each other Loan Party. The Company and the other Loan Parties agree that the Administrative Agent, the Collateral Agent or the Consenting Lenders may at any time following the expiration or termination of the Forbearance Period in accordance with the terms of this Forbearance and Amendment proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement, the other Loan Documents and/or applicable law, including their respective rights and remedies with respect to an Unmatured Default or a Default, in each case, subject to the terms and conditions set forth therein.

4. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof, each of the parties hereto agrees that the Existing Credit Agreement shall be amended to amend and restate in its entirety the definition of “Permitted Refinancing Indebtedness” as set forth below:

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(a) ““Permitted Refinancing Indebtedness” means any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, renew, refinance, replace, defease or refund (whether by tender offer, open market purchases, negotiated transactions or otherwise, in each case, including by exchange offers and private exchanges) (collectively, to “Refinance”), the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Indebtedness); provided that (a) the original principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest and premium (including tender premiums) thereon, any committed or undrawn amounts and underwriting discounts, defeasance costs, fees, commissions and expenses, associated with such Permitted Refinancing Indebtedness), (b) the final maturity date and weighted average life of such Permitted Refinancing Indebtedness is no earlier than the final maturity date and then remaining weighted average life of the Indebtedness being Refinanced, (c) if the original Indebtedness being Refinanced is by its terms subordinated in right of payment to the Obligations, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced, taken as a whole, (d) no Permitted Refinancing Indebtedness shall have obligors or contingent obligors that were not obligors or contingent obligors in respect of the Indebtedness being Refinanced, (e) if the Indebtedness being Refinanced is (or would have been required to be) secured (whether senior, equally and ratably with, or junior to, the Obligations or otherwise), such Permitted Refinancing Indebtedness may be secured by a Lien on the same property that secures the Indebtedness that is being Refinanced on terms no less favorable (including as to priority of such Lien), taken as a whole, to the Secured Parties than those contained in the documentation governing the Indebtedness being Refinanced, and to the extent the Obligations are secured by such property, shall be subject to an applicable Intercreditor Agreement in form and substance substantially the same as the Intercreditor Agreement to which the Indebtedness being Refinanced is subject or reasonably acceptable to the Administrative Agent and the Collateral Agent (acting at the direction of the Required Lenders) and (f) if the Indebtedness being Refinanced is unsecured, such Permitted Refinancing Indebtedness shall be unsecured; provided, however, the foregoing requirements of clauses (a) through (f) above shall not apply to any Indebtedness incurred to Refinance the Superpriority Term Loan Facility pursuant a debtor-in-possession financing under applicable Debtor Relief Laws, which any such refinancing is expressly deemed “Permitted Refinancing Indebtedness” and permitted hereunder.”

5. Effectiveness of Forbearance and Amendment. This Forbearance and Amendment shall become effective on the date (such date the “Effective Date”) that each of the following conditions precedent are satisfied or waived:

(a) the execution and delivery of this Forbearance and Amendment by the Company, the Consenting Lenders (constituting the Supermajority Lenders), the Administrative Agent and the Collateral Agent; and

(b) the Restructuring Support Agreement shall be in full force and effect.

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6. Representations and Warranties. To induce the Consenting Lenders to enter into this Forbearance and Amendment, the Company and the other Loan Parties party hereto represent and warrant that, as of the Effective Date:

(a) the Company and each other Loan Party party hereto has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Forbearance and Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Forbearance and Amendment; and

(b) the Company and each other Loan Party party hereto has duly executed and delivered this Forbearance and Amendment, and this Forbearance and Amendment constitutes the legal, valid, and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

7. Reference to and Effect on Loan Documents.

(a) Ratification. Each Loan Party party hereto hereby expressly acknowledges and agrees that (i) all of the terms and conditions of, and their continued obligations and liability under, the Credit Agreement and the other Loan Documents and (ii) all guarantees, collateral, security interests, liens heretofore or hereafter granted to the Agents, for the benefit of the Lenders, under the Credit Agreement and all other Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect.

(b) No Waiver. Except as expressly set forth herein, neither the execution, delivery and effectiveness of this Forbearance and Amendment shall, directly or indirectly, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement or any of the other Loan Documents or a waiver of any Unmatured Default or Default. No course of dealing or any passage of time on account of the Forbearance Period shall be considered or used as a basis for asserting an untimely exercise of any such party’s rights, for altering any Obligation of the Company or any other Person or any right, privilege or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement or any other Loan Document, or to otherwise prejudice any such right, power, or remedy. The Loan Parties party hereto expressly acknowledge and agree that there has not been, and this Forbearance and Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents.

(c) Loan Document. On and after the Effective Date, this Forbearance and Amendment shall constitute a “Loan Document” as defined under the Credit Agreement.

(d) Each Loan Party hereto hereby acknowledges and agrees that the administrative agent, collateral agent or other similar agent for the lenders providing any debtor-in-possession financing under applicable Debtor Relief Laws, which Refinances the Superpriority Term Loan Facility shall be, upon such refinancing, a “First Priority Representative” under, and as defined in, the Multi Lien Intercreditor Agreement and such Permitted Refinancing Indebtedness shall constitute “First Priority Obligations” under, and as defined in, the Multi Lien Intercreditor Agreement.

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8. Miscellaneous.

(a) Successors and Assigns. This Forbearance and Amendment shall be binding on and shall inure to the benefit of the Company, the other Loan Parties and the Lenders and their respective successors and assigns as set forth in the Loan Documents.

(b) Entire Agreement. This Forbearance and Amendment and the Loan Documents, as amended hereby, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all other understandings, oral or written, with respect to the subject matter hereof.

(c) Fees and Expenses. Subject to the Interim DIP Order and Final DIP Order (each as defined in the Restructuring Support Agreement), the Company and the other Loan Parties agree to pay all reasonable out-of-pocket costs and expenses of (i) the Administrative Agent (including the reasonable fees, charges and disbursements of outside counsel to the Administrative Agent), (ii) the Collateral Agent (including the reasonable fees, charges and disbursements of White & Case LLP, as counsel to the Collateral Agent) and (iii) the Consenting Lenders (including the reasonable fees, charges and disbursements of (A) Davis Polk & Wardwell LLP, as counsel to the Consenting Lenders, (B) Houlihan Lokey, Inc., as financial advisor to the Consenting Lenders and (C) any local counsels to the Consenting Lenders), in each case, in connection with the preparation, execution and delivery of this Forbearance and Amendment, which amounts, for the avoidance of doubt, shall constitute Obligations under the Credit Agreement and the other Loan Documents.

(d) Headings. Section headings in this Forbearance and Amendment are included herein for convenience of reference only and shall not constitute a part of this Forbearance and Amendment for any other purpose.

(e) Severability. Wherever possible, each provision of this Forbearance and Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Forbearance and Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Forbearance and Amendment.

(f) Counterparts. This Forbearance and Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement. Delivery of an executed counterpart of a signature page to this Forbearance and Amendment by telecopy or PDF shall be effective as delivery of a manually executed counterpart of this Forbearance and Amendment. For the avoidance of doubt, the words “execution,” “signed,” “signature,” and words of like import in this Forbearance and Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

6

(g) Incorporation of Credit Agreement Provisions. THIS FORBEARANCE AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions contained in Section 16.2 of the Credit Agreement (Waiver of Jury Trial) and Section 16.3 of the Credit Agreement (Submission to Jurisdiction; Waivers) are incorporated herein by reference, mutatis mutandis, to the same extent as if reproduced herein in their entirety.

(h) The Administrative Agent and the Collateral Agent are entering into this Forbearance and Amendment solely in their respective capacities as Administrative Agent and Collateral Agent under the Credit Agreement and pursuant to the instructions of the Consenting Lenders. The Company, each Consenting Lender and each other Loan Party party hereto confirms that (a) this Forbearance and Amendment imposes no duty on the Administrative Agent or Collateral Agent, as applicable, to take any action or to exercise any of the powers granted to it (other than as expressly set forth herein) and (b) all rights, protections, indemnities and benefits granted to the Administrative Agent or the Collateral Agent, as applicable, in the Loan Documents are hereby reaffirmed with respect to their respective actions taken pursuant to this Forbearance and Amendment and incorporated as if fully set forth in this Forbearance and Amendment.

9. Release.

(a) In consideration of the agreements of the Lenders, the Administrative Agent and the Collateral Agent contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each other Loan Party, on behalf of itself and its successors and assigns, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lenders, the Administrative Agent and the Collateral Agent, and each of their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (each Lender, the Administrative Agent, the Collateral Agent and all such other Persons being hereinafter referred to collectively as the “Releasees”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Company and each other Loan Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Credit Agreement, any of the other Loan Documents, this Forbearance and Amendment or transactions thereunder or related thereto which arises at any time on or prior to the date of this Forbearance and Amendment.

7

(b) The Company each other Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) The Company each other Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(d) Notwithstanding anything to the contrary contained herein, in the event of a conflict between the releases set forth in this Section 9 and any release contained in the Restructuring Support Agreement or as part of the transactions contemplated thereby, the Restructuring Support Agreement shall control.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

8

IN WITNESS WHEREOF, the parties hereto have duly executed this Forbearance and Amendment Agreement as of the date first above written.

DIEBOLD NIXDORF, INCORPORATED

By:
Name:

Title:

DIEBOLD GLOBAL FINANCE CORPORATION

By:
Name:

Title:

DIEBOLD HOLDING COMPANY, LLC

By:
Name:

Title:

DIEBOLD SST HOLDING COMPANY, LLC

By:
Name:

Title:

GRIFFIN TECHNOLOGY INCORPORATED

By:
Name:

Title:

Signature Page to Forbearance and Amendment Agreement

DIEBOLD SELF-SERVICE SYSTEMS

By:
Name:

Title:

DIEBOLD NIXDORF TECHNOLOGY FINANCE, LLC

By:
Name:

Title:

DIEBOLD NIXDORF (UK) LIMITED

By:
Name:

Title:

DIEBOLD NIXDORF CANADA, LIMITED

By:
Name:

Title:

DIEBOLD CANADA HOLDING COMPANY INC.

By:
Name:

Title:

DIEBOLD NIXDORF B.V.

By:
Name:

Title:

Signature Page to Forbearance and Amendment Agreement

DIEBOLD NIXDORF GLOBAL HOLDINGS, B.V.

By:
Name:

Title:

DIEBOLD NIXDORF B.V.

By:
Name:

Title:

DIEBOLD NIXDORF DUTCH HOLDINGS B.V.

By:
Name:

Title:

DIEBOLD NIXDORF SOFTWARE PARTNER B.V.

By:
Name:

Title:

DIEBOLD NIXDORF SOFTWARE C.V.

By:	Diebold Nixdorf Software Partner B.V., its General Partner

By:
Name:

Title:

Signature Page to Forbearance and Amendment Agreement

DIEBOLD NIXDORF GLOBAL SOLUTIONS B.V.

By:
Name:

Title:

DIEBOLD NIXDORF S.A.S.

By:
Name:

Title:

DIEBOLD NIXDORF S.R.L.

By:
Name:

Title:

Place of Execution:

DIEBOLD NIXDORF SP. Z O. O.

By:
Name:

Title:

DIEBOLD NIXDORF BPO SP. Z O. O.

By:
Name:

Title:

DIEBOLD NIXDORF S.L.

By:
Name:

Title:

Signature Page to Forbearance and Amendment Agreement

DIEBOLD NIXDORF AB

By:
Name:

Title:

Signature Page to Forbearance and Amendment Agreement

[LENDER]

By:
Name:
Title:

Signature Page to Forbearance and Amendment Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

Signature Page to Forbearance and Amendment Agreement

GLAS AMERICAS LLC, as Collateral Agent

By:
Name:
Title:

Signature Page to Forbearance and Amendment Agreement

Execution Version

EXHIBIT F

Security Release

DATED	30 MAY 2023

(1)	GLAS AMERICAS LLC
as European Collateral Agent

(2)	JPMORGAN CHASE BANK, N.A.
as Administrative Agent

(3)	DIEBOLD NIXDORF, INCORPORATED

(4)	DIEBOLD NIXDORF DEUTSCHLAND GMBH

(5)	DIEBOLD NIXDORF SYSTEMS GMBH

(6)	WINCOR NIXDORF INTERNATIONAL GMBH

(7)	DIEBOLD NIXDORF GLOBAL LOGISTICS GMBH

(8)	DIEBOLD NIXDORF HOLDING GERMANY GMBH

(9)	DIEBOLD NIXDORF LOGISTICS GMBH

(10)	WINCOR NIXDORF FACILITY GMBH

(11)	DIEBOLD NIXDORF REAL ESTATE GMBH & CO. KG

(12)	DIEBOLD NIXDORF BUSINESS ADMINISTRATION CENTER GMBH

(13)	IP MANAGEMENT GMBH

(14)	DIEBOLD NIXDORF VERMÖGENSVERWALTUNGS GMBH

(15)	DIEBOLD NIXDORF SECURITY GMBH

(16)	DIEBOLD NIXDORF OPERATIONS GMBH

(17)	DIEBOLD NIXDORF FINANCE GERMANY GMBH

(18)	DIEBOLD NIXDORF AB

SECURITY RELEASE AND AMENDMENT

AGREEMENT

(Sicherheitenfreigabe- und -änderungsvereinbarung)

i

THIS SECURITY RELEASE AND AMENDMENT AGREEMENT (THE “AGREEMENT”) IS MADE ON 30 MAY 2023 BETWEEN THE FOLLOWING PARTIES:

(1)

GLAS AMERICAS LLC, as European Collateral Agent (the “European Collateral Agent”), and in the name of the financial institutions listed in Schedule 1 hereto as lenders, agents and/or letter of credit issuers (the European Collateral Agent and the entities listed in Schedule 1 are collectively referred to as the “Secured Parties”); and

(2)

JPMORGAN CHASE BANK, N.A., a national banking association organized under the federal banking laws of the United States under Charter No. 8 issued by the US Comptroller of the Currency, as Administrative Agent (the “Administrative Agent”); and

(3)	DIEBOLD NIXDORF, INCORPORATED, an Ohio corporation, with its business address at 5995 Mayfair Road, North Canton, Ohio 44720 USA, as pledgor (the “Security Provider 1”); and

(4)

DIEBOLD NIXDORF DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 13110 (the “Security Provider 2”); and

(5)

DIEBOLD NIXDORF SYSTEMS GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 9489 (the “Security Provider 3”); and

(6)

WINCOR NIXDORF INTERNATIONAL GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 3507 (the “Security Provider 4”); and

(7)

DIEBOLD NIXDORF GLOBAL LOGISTICS GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 12262 (the “Security Provider 5”); and

(8)

DIEBOLD NIXDORF HOLDING GERMANY GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 14567 (the “Security Provider 6”); and

(9)

DIEBOLD NIXDORF LOGISTICS GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 3913 (the “Security Provider 7”); and

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(10)

WINCOR NIXDORF FACILITY GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 3505 (the “Security Provider 8”); and

(11)

DIEBOLD NIXDORF REAL ESTATE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRA 2547 (the “Security Provider 9”); and

(12)

DIEBOLD NIXDORF BUSINESS ADMINISTRATION CENTER GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 9546 (the “Security Provider 10”); and

(13)

IP MANAGEMENT GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 8833 (the “Security Provider 11”); and

(14)

DIEBOLD NIXDORF VERMÖGENSVERWALTUNGS GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 15720 (the “Security Provider 12”); and

(15)

DIEBOLD NIXDORF SECURITY GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 3697 (the “Security Provider 13”); and

(16)

DIEBOLD NIXDORF OPERATIONS GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 3887 (the “Security Provider 14”); and

(17)

DIEBOLD NIXDORF FINANCE GERMANY GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 15287 (the “Security Provider 15” and, together with the Security Provider 2 through and including the Security Provider 15, collectively, the “German Security Providers”); and

(18)

DIEBOLD NIXDORF AB, a private limited liability company organized under the laws of Sweden with company registration number 556567-7787 (the “Security Provider 16” and, together with the Security Provider 1 through and including the Security Provider 15, collectively, the “Security Providers” and each, a “Security Provider”).

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The parties referred to in (1) through (18) above are collectively referred to as the “Parties”.

INTRODUCTION

(A)

On 29 December 2022, among others, the Security Provider 1, as parent borrower, company and guarantor, the Security Provider 2, the Security Provider 3, the Security Provider 4 and the Security Provider 5, each as German borrowers and guarantors, several banks and other financial institutions or entities from time to time party thereto, as lenders, certain other guarantors, the Administrative Agent, as administrative agent, and the European Collateral Agent, as European collateral agent, entered into a USD 250,000,000 asset-based revolving credit and guaranty agreement governed by the laws of the State of New York (as amended, restated, supplemented or modified from time to time, the “ABL Credit Agreement”).

(B)

On 21 March 2023, among others, the Security Provider 1, as parent borrower, US borrower, company and guarantor, the Security Provider 2, the Security Provider 3, the Security Provider 4 and the Security Provider 5, each as German borrowers and guarantors, several banks and other financial institutions or entities from time to time party thereto as lenders, certain other guarantors and the Administrative Agent, as administrative agent, entered into an amendment and limited waiver agreement in relation to the ABL Credit Agreement to, inter alia, establish a USD 55,000,000 FILO Facility (as defined therein) under the ABL Credit Agreement (as amended, restated, supplemented or modified from time to time, the “FILO Facility”).

(C)

On 29 December 2022, among others, the Security Provider 1, as company and guarantor, the Security Provider 6, as borrower, the other Security Providers, as guarantors, several banks and other financial institutions or entities from time to time party thereto, as lenders, certain guarantors, GLAS USA LLC, as administrative agent (the “Super Priority Agent”), and the European Collateral Agent, as collateral agent, entered into a USD 400,000,000 credit agreement governed by the laws of the State of New York (as amended, restated, supplemented or modified from time to time, the “Super Priority Credit Agreement”).

(D)

On 20 July 2020, among others, the Security Provider 1, as issuer, certain guarantors party thereto from time to time, U.S. Bank Trust Company, National Association, as notes trustee and collateral agent, entered into an indenture relating to the Security Provider 1’s 9.375% senior secured notes due 2025 in an aggregate principal amount of USD 700,000,000, which indenture was amended and restated on 29 December 2022 in connection with an exchange of certain 9.375% senior secured notes due 2025 for additional 9.375% senior secured notes due 2025 by the amended and restated senior secured notes indenture, dated as of 29 December 2022, among the Security Provider 1, as issuer, certain guarantors party thereto from time to time, U.S. Bank Trust Company, National Association, as notes trustee, and the European Collateral Agent, as collateral agent (as amended and restated and as it may be further amended, restated, supplemented or modified from time to time, the “Existing USD Notes Indenture”).

(E)

On 20 July 2020, among others, Diebold Nixdorf Dutch Holding B.V., as issuer, the Security Provider 1, as guarantor, certain other guarantors party thereto from time to time, Elavon Financial Services DAC, as paying agent, transfer agent and registrar, U.S. Bank Trust Company, National Association, as notes trustee, and U.S. Bank Trustees Limited, as collateral agent, entered into an indenture relating to Diebold Nixdorf Dutch Holding B.V.’s 9.000% senior secured notes due 2025 in an aggregate principal amount of EUR 350,000,000, which indenture was amended and restated on 29 December 2022 in connection with an exchange of certain 9.000% senior secured notes due 2025 for additional 9.000% senior secured notes due 2025 by the amended and restated senior secured notes indenture, dated as of 29 December 2022, among Diebold Nixdorf Dutch Holding B.V., as issuer, the Security Provider 1, as guarantor, certain other guarantors party thereto from time to time, Elavon Financial Services DAC, as paying agent, transfer agent and registrar, U.S. Bank Trust Company, National Association, as notes trustee, and the European Collateral Agent, as collateral agent (as amended and restated and as it may be further amended, restated, supplemented or modified from time to time, the “Existing EUR Notes Indenture” and, together with the Existing USD Notes Indenture, the “2025 Notes Indentures”).

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(F)

On 29 December 2022, among others, the Security Provider 1, the guarantors party thereto, the Administrative Agent, as administrative agent, the European Collateral Agent, as collateral agent, and the lenders party thereto from time to time entered into a USD 607,729,725.09 and EUR 102,866,418.28 credit agreement governed by the laws of the State of New York (as amended, restated, supplemented or modified from time to time, the “Extended Credit Agreement”).

(G)

On 29 December 2022, among others, the Security Provider 1, the guarantors party thereto, U.S. Bank Trust Company, National Association, as notes trustee, and the European Collateral Agent, as collateral agent, entered into a senior secured PIK toggle notes indenture relating to the Security Provider 1’s 8.50%/12.50% senior secured PIK toggle notes due 2026 in an aggregate principal amount of USD 333,616,814 (as amended, restated, supplemented or modified from time to time the “2L Notes Indenture”).

(H)

On 29 December 2022, among others, (i) the Administrative Agent, as an ABL representative, (ii) the European Collateral Agent, as an ABL representative, (iii) the European Collateral Agent, as the super priority term representative, (iv) the European Collateral Agent, as the extended term representative, (v) the Administrative Agent, as the existing term representative, (vi) the European Collateral Agent, as the new term debt representative, (vii) the European Collateral Agent, as the existing USD notes representative, (viii) the European Collateral Agent, as the existing EUR notes representative, and (ix) each of the loan parties party thereto entered into the ABL intercreditor agreement governed by the laws of the State of New York (as amended, restated, supplemented or modified from time to time, the “ABL Intercreditor Agreement”). Under the ABL Intercreditor Agreement, in order to secure each separate payment claim of each separate secured party, the Security Providers have acknowledged certain payment obligations under the Parallel Debt (as defined in the ABL Intercreditor Agreement).

(I)

In order to secure the Security Providers’ obligations under, as the case may be, the ABL Credit Agreement, the FILO Facility, the Super Priority Credit Agreement, the 2025 Notes Indentures, the Extended Credit Agreement, the 2L Notes Indenture, and any agreement that has been, or will be, entered into in connection therewith, in particular the ABL Intercreditor Agreement and any agreement purporting to create a security interest, as well as any other document designated as a debt document by the parties thereto, certain Security Providers have entered into certain German-law governed security agreements with the European Collateral Agent and/or the Administrative Agent. In this respect, (i) on 29 December 2022, the Security Provider 2 through and including the Security Provider 16 pledged to the European Collateral Agent and certain of the entities listed in Schedule 1 hereto their relevant bank accounts held with any bank in the Federal Republic of Germany (the “German Account Pledge Agreement”), (ii) on 29 December 2022, the Security Provider 2 through and including the Security Provider 15 transferred for security purposes to the European Collateral Agent certain of their movable assets located in the Federal Republic of Germany (as amended by a security amendment and restatement agreement dated 29 March 2023 between the European Collateral Agent, the Administrative Agent and the Security Provider 2 through and including the Security Provider 16, the “German Security Transfer Agreement”), (iii) on 29 December 2022, the Security Provider 2 through and including the Security Provider 15 assigned for security purposes to the European Collateral Agent their trade receivables, insurance receivables and intragroup receivables (as amended by a security amendment and restatement agreement dated 29 March 2023 between the European Collateral Agent, the Administrative Agent and the Security Provider 2 through and including the Security Provider 16, the “German Global Assignment Agreement”), (iv) on 29 March 2023, the Security Provider 2, the Security Provider 7 and the Security Provider 8 pledged to the European Collateral Agent under the notarial deed 262/2023 F of the German notary public Dr. Sabine Funke, Frankfurt am Main, the equity interests respectively owned by each such Security Provider in such other Security Providers (the “German Share Pledge Agreement”), (v) on 29 March 2023, the Security Provider 2 and the Security Provider 13 pledged to the European Collateral Agent under the notarial deed 262/2023 F of the German notary public Dr. Sabine Funke, Frankfurt am Main, their respective partnership interests in the Security Provider 9 (the “German Partners’ Interest Pledge Agreement”), (vi) on 29 March 2023 the Security Provider 2 through and including the Security Provider 16 pledged by way of a junior-ranking pledge to the European Collateral Agent and certain of the entities listed in Schedule 1 hereto their relevant bank accounts held with any bank in the Federal Republic of Germany (the “Junior-Ranking German Account Pledge Agreement” and, together with the German Account Pledge Agreement, the German Share Pledge Agreement and the German Partners’ Interest Pledge Agreement, collectively, the “German Pledge Agreements”) and (vii) on 29 March 2023, the Security Provider 2 through and including the Security Provider 15 assigned for security purposes to the European Collateral Agent certain intellectual property rights, domain claims and ancillary claims (the “German IP Security Assignment Agreement”, and, together with the German Pledge Agreements, the German Security Transfer Agreement and the German Global Assignment Agreement, collectively, the “German Security Agreements”).

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(J)

Section 8.2.1(c)(ii) of the Super Priority Credit Agreement provides that in immediate contemplation, or following commencement, of bankruptcy, insolvency or reorganization proceedings with respect to the Security Provider 1 and its material Domestic Subsidiaries (as defined in the Super Priority Credit Agreement), the guarantees provided by the German Security Providers and the liens and security interests on assets of such entities may be released with the consent of the Supermajority Superpriority Lenders (as defined herein), solely in the event that (x) (i) lenders holding in excess of 66 2/3% of the outstanding loans under the Super Priority Credit Agreement (the “Supermajority Superpriority Lenders”), (ii) lenders holding in excess of 66 2/3% of the outstanding loans under the Extended Credit Agreement, (the “Supermajority New Term Lenders”), and (iii) holders holding in excess of 66 2/3% of the aggregate principal amount of the outstanding notes under the 2025 Notes Indentures (the “Supermajority 2025 Notes Holders”) determine in good faith that the release of such guarantees and liens and security interests is necessary to avoid material value deterioration of the German Security Providers (collectively, the “Superpriority Release Consents”) and (y) such German Security Providers are concurrently released from their guarantee obligations under the Extended Credit Agreement and the 2025 Notes Indentures and the liens and security interests on the assets of such entities securing the Extended Credit Agreement and the 2025 Notes Indentures are concurrently released (clauses (x) and (y) above referred to herein, collectively, as the “Superpriority Release Conditions”).

(K)

Section 8.2.1(c)(ii) of the Extended Credit Agreement provides that in immediate contemplation, or following commencement, of bankruptcy, insolvency or reorganization proceedings with respect to the Security Provider 1 and its material Domestic Subsidiaries (as defined in the Extended Credit Agreement), the guarantees provided by German Security Providers and the liens and security interests on assets of such German Security Providers may be released with the consent of the Supermajority Lenders (as defined in the Extended Credit Agreement), solely in the event that (x) (i) the Supermajority New Term Lenders, (ii) the Supermajority Superpriority Lenders, and (iii) the Supermajority 2025 Notes Holders determine in good faith that the release of such liens and security interests is necessary to avoid material value deterioration of the German Security Providers (collectively, the “Extended Release Consents”) and (y) such German Security Providers are concurrently released from their guarantee obligations under the Super Priority Credit Agreement and the 2025 Notes Indentures and the liens and security interests on the assets of such entities securing the Super Priority Credit Agreement and the 2025 Notes Indentures are concurrently released (clauses (x) and (y) above referred to herein, collectively, as the “Extended Release Conditions” and, together with the Superpriority Release Conditions, collectively, the “Release Conditions”).

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(L)

Section 9.02(f) of each of the 2025 Notes Indentures provides that in immediate contemplation or following commencement of bankruptcy, insolvency or reorganization proceedings with respect to the Security Provider 1 and its material Domestic Subsidiaries (as defined in the 2025 Notes Indentures), the guarantees provided by German Security Providers and the liens on assets of such German Security Providers may be released with the consent of (x) the Supermajority Superpriority Lenders, (y) the Supermajority New Term Lenders, (z) the Supermajority 2025 Notes Holders in the event that such lenders and holders determine in good faith that the release of such guarantees and liens is necessary to avoid material value deterioration of the German Security Providers (collectively, the “2025 Notes Release Consents” and, together with the Superpriority Release Consents and the Extended Release Consents, collectively, the “Release Consents”).

(M)

Section 9.02(f) of the 2L Notes Indenture provides that in immediate contemplation or following commencement of bankruptcy, insolvency or reorganization proceedings with respect to the Security Provider 1 and its material Domestic Subsidiaries (as defined in the 2L Notes Indenture), the guarantees provided by German Security Providers and the liens on assets of such German Security Providers may be released with the consent of (x) (i) the Supermajority Superpriority Lenders, (ii) the Supermajority New Term Lenders, (iii) the Supermajority 2025 Notes Holders in the event that such lenders and holders determine in good faith that the release of such guarantees and liens is necessary to avoid material value deterioration of the German Security Providers.

(N)

The Security Provider 1 entered into that certain Guarantor Limited Release Agreement, dated as of 30 May 2023 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Superpriority Guarantor Release Agreement”), made by the Security Provider 1, as company, the German Security Providers, as German guarantors, the Super Priority Agent, as administrative agent, and the European Collateral Agent, as collateral agent.

(O)

The Security Provider 1 entered into that certain Guarantor Limited Release Agreement, dated as of 30 May 2023 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Extended Guarantor Release Agreement” and, together with the Superpriority Guarantor Release Agreement, each, a “Relevant Guarantor Release Agreement”), made by the Security Provider 1, as company, the German Security Providers, as German guarantors, the Administrative Agent, as administrative agent, and the European Collateral Agent, as collateral agent.

(P)

The Supermajority 2025 Notes Holders have delivered to the trustees under the 2025 Notes Indenture and 2L Notes Indenture consents to the release of the German Security Providers from their guarantee obligations under the 2025 Notes Indentures and the Security Provider 1 and Diebold Nixdorf Dutch Holding B.V., as applicable, have delivered to the trustees under the 2025 Notes Indenture and 2L Notes Indenture copies of the Relevant Guarantor Release Agreements.

(Q)

The Security Provider 1 entered into that certain Restructuring Support Agreement, dated as of 30 May 2023 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “RSA”), by and among the Security Provider 1, certain of its subsidiaries listed on the signature pages there to and the Consenting Creditors (as defined therein).

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(R)	Pursuant to the RSA, the Security Provider 1, any Company Party (as defined in the RSA) or any Affiliate (as defined in the RSA) thereof may file the Chapter 11 Cases (as defined in the RSA).

(S)

Pursuant to the RSA, (i) the Supermajority Superpriority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders have provided the Release Consents, (ii) the German Security Providers will, concurrently upon the satisfaction of the Condition Precedent (as defined below) and with the effectiveness of each Relevant Guarantor Release Agreement, be released from their guarantee obligations under the Super Priority Credit Agreement, the Extended Credit Agreement, the 2025 Notes Indentures and the 2L Notes Indenture, (iii) the liens and security interests on the assets of the German Security Providers securing the obligations under the Super Priority Credit Agreement, the Extended Credit Agreement, the 2025 Notes Indentures and the 2L Notes Indenture will, concurrently upon the satisfaction of the Condition Precedent and with the effectiveness of each Relevant Guarantor Release Agreement, be released and (iv) (A) the Supermajority Superpriority Lenders irrevocably authorized and directed the European Collateral Agent, as collateral agent, to enter into this Agreement and (B) the Supermajority New Term Lenders irrevocably authorized and directed the European Collateral Agent, as collateral agent, to enter into this Agreement. It being understood and agreed that immediately upon the occurrence of the releases contemplated in clauses (ii) and (iii) above, the Release Conditions shall be automatically satisfied.

(T)

The Administrative Agent and the European Collateral Agent are entering into this Agreement at the direction of the Supermajority Superpriority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders to give effect to the release of the liens and security interests on the assets of the German Security Providers created under or pursuant to the German Security Agreements securing the obligations under the Super Priority Credit Agreement, the Extended Credit Agreement, the 2025 Notes Indentures and the 2L Notes Indenture immediately and automatically upon the commencement of the Chapter 11 Cases on the Petition Date (as defined in the RSA).

1.	INTERPRETATION

1.1	The interpretation and construction provisions set out in clause 1.2 of the German Security Agreements shall apply to this Agreement unless the context otherwise requires.

1.2

This Agreement is made in the English language only. However, terms to which a German translation has been added in italics shall be interpreted as having the meaning assigned to them by the German translation.

2.	CONDITION PRECEDENT

All waivers and amendments referred to in this Agreement (including clause 3 (Release of the German Security Agreements), collectively, the “Release”) are conditional upon (aufschiebend bedingt auf) (i) the commencement of the Chapter 11 Cases and occurrence of the Petition Date, (ii) the RSA being in effect and (iii) the satisfaction of the Release Conditions (the “Condition Precedent”).

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3.	RELEASE UNDER THE GERMAN SECURITY AGREEMENTS

Subject only to the satisfaction of the Condition Precedent, the European Collateral Agent, acting at the direction of the Supermajority Superpriority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders, and the other Secured Parties hereby irrevocably and unconditionally waive all rights they have or may have against any of the German Security Providers under or pursuant to the German Security Agreements in so far as the security granted by the German Security Providers under the German Security Agreements secure the obligations, liabilities and indemnities under or in connection with the Super Priority Credit Agreement, the Extended Credit Agreement, the 2025 Notes Indentures and the 2L Notes Indenture, so that the security granted by the German Security Providers under the German Security Agreements subject to satisfaction of the Condition Precedent only secure the obligations, liabilities and indemnities under or in connection with the ABL Credit Agreement and that the definition of Secured Obligations in the German Security Agreements shall be amended and construed accordingly:

(A)	German Account Pledge Agreement,:

The definition of “Secured Obligations” in clause 1.1 of the German Account Pledge Agreement shall be amended so that it reads as follows:

“ “Secured Obligations” means the “Secured Obligations” as that term is defined in the Intercreditor Agreement and in any event, includes any and all present and future, actual and contingent obligations which are (or are expressed to be) or become owed by any Loan Party to any Pledgee under or in respect of any Debt Document, and shall include (a) each Parallel Debt Undertaking, (b) any claims for unjust enrichment (ungerechtfertigte Bereicherung) or tort (Delikt), as well as (c) any claims of the Pledgees arising from the insolvency administrator’s choice to fulfil mutual agreements according to Section 103 of the German Insolvency Code (Insolvenzordnung), provided that in relation to any security created hereunder by Pledgor 1 to Pledgor 14, the Secured Obligations shall be limited to the Secured Obligations under or in respect of the ABL Credit Agreement (as amended from time to time and including the amendment dated 21 March 2023)). The term “Secured Obligations” also covers any future extension, prolongation or increase of any claims and rights of the Pledgees against the Loan Parties which constitute Secured Obligations.”

(B)	Junior-Ranking German Account Pledge Agreement:

The definition of “Secured Obligations” in clause 1.1 of the Junior-Ranking German Account Pledge Agreement shall be amended so that it reads as follows:

“ “Secured Obligations” means the “Secured Obligations” as that term is defined in the Intercreditor Agreement and in any event, includes any and all present and future, actual and contingent obligations which are (or are expressed to be) or become owed by any Loan Party to any Pledgee under or in respect of any Debt Document, and shall include (a) each Parallel Debt Undertaking, (b) any claims for unjust enrichment (ungerechtfertigte Bereicherung) or tort (Delikt), as well as (c) any claims of the Pledgees arising from the insolvency administrator’s choice to fulfil mutual agreements according to Section 103 of the German Insolvency Code (Insolvenzordnung) provided that in relation to any security created hereunder by Pledgor 1 to Pledgor 14, the Secured Obligations shall be limited to the Secured Obligations under or in respect of the ABL Credit Agreement (as amended from time to time and including the amendment dated 21 March 2023)). The term “Secured Obligations” also covers any future extension, prolongation or increase of any claims and rights of the Pledgees against the Loan Parties under the Debt Documents which constitute Secured Obligations.”

(C)	German Security Transfer Agreement and German Global Assignment Agreement:

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The definition of “Secured Obligations” in clause 1.1 of each of the German Security Transfer Agreement and the German Global Assignment Agreement shall be amended so that it reads as follows:

“ “Secured Obligations” means the “Secured Obligations” as that term is defined in the Intercreditor Agreement (but limited to the Secured Obligations under or in respect of the ABL Credit Agreement (as amended from time to time and including the amendment dated 21 March 2023)) and in any event, includes any and all present and future, actual and contingent obligations which are (or are expressed to be) or become owed by any Loan Party to any Secured Party under or in respect of any Debt Document in respect of the ABL Credit Agreement (as amended from time to time and including the amendment dated 21 March 2023), and shall include (a) each Parallel Debt Undertaking, (b) any claims for unjust enrichment (ungerechtfertigte Bereicherung) or tort (Delikt), as well as (c) any claims of the Secured Parties arising from the insolvency administrator’s choice to fulfil mutual agreements according to Section 103 of the German Insolvency Code (Insolvenzordnung). The term “Secured Obligations” also covers any future extension, prolongation or increase of any claims and rights of the Secured Parties against the Loan Parties which constitute Secured Obligations.”

(D)	German IP Security Assignment Agreement:

The definition of “Secured Obligations” in clause 1.1 of the German IP Security Assignment Agreement shall be amended so that it reads as follows:

“ “Secured Obligations” means the “Secured Obligations” as that term is defined in the Intercreditor Agreement and in any event, includes any and all present and future, actual and contingent obligations which are (or are expressed to be) or become owed by any Loan Party to any Secured Party under or in respect of any Debt Document, and shall include (a) each Parallel Debt Undertaking, (b) any claims for unjust enrichment (ungerechtfertigte Bereicherung) or tort (Delikt), as well as (c) any claims of the Secured Parties arising from the insolvency administrator’s choice to fulfil mutual agreements according to Section 103 of the German Insolvency Code (Insolvenzordnung), provided that in relation to any Security created hereunder by Assignor 2 to and including Assignor 15, the Secured Obligations shall be limited to the Secured Obligations under or in respect of the ABL Credit Agreement (as amended from time to time and including the amendment dated 21 March 2023). The term “Secured Obligations” also covers any future extension, prolongation or increase of any claims and rights of the Secured Parties against the Loan Parties which constitute Secured Obligations.”

(E)	German Share Pledge Agreement:

The definition of “Secured Obligations” in clause 1.1 of each of the German Share Pledge Agreement shall be amended so that it reads as follows:

“ “Secured Obligations” means any and all present and future, actual and contingent obligations which are (or are expressed to be) or become owed by any Loan Party to the Collateral Agent under or in respect of any Debt Document, and shall include (a) each Parallel Debt Undertaking, (b) any claims for unjust enrichment “ungerechtfertigte Bereicherung” or tort “Delikt”, as well as (c) any claims of the Collateral Agent arising from the insolvency administrator’s choice to fulfil mutual agreements according to Section 103 of the German Insolvency Code “Insolvenzordnung”, provided that in relation to any security created hereunder by Pledgor 2 to and including Pledgor 4, the Secured Obligations shall be limited to the Secured Obligations under or in respect of the ABL Credit Agreement (as amended from time to time and including the amendment dated 21 March 2023). The term “Secured Obligations” also covers any future extension, prolongation or increase of any claims and rights of the Collateral Agent against the Loan Parties which constitute Secured Obligations;”, and

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(F)	German Partners’ Interest Pledge Agreement:

The definition of “Secured Obligations” in clause 1.1 of the German Partners’ Interest Pledge Agreement shall be amended so that it reads as follows:

“ “Secured Obligations” means any and all present and future, actual and contingent obligations which are (or are expressed to be) or become owed by any Loan Party to the Collateral Agent under or in respect of the ABL Credit Agreement (as amended from time to time and including the amendment dated 21 March 2023), and shall include (a) each Parallel Debt Undertaking, (b) any claims for unjust enrichment “ungerechtfertigte Bereicherung” or tort “Delikt”, as well as (c) any claims of the Collateral Agent arising from the insolvency administrator’s choice to fulfil mutual agreements according to Section 103 of the German Insolvency Code “Insolvenz-ordnung”. The term “Secured Obligations” also covers any future extension, prolongation or increase of any claims and rights of the Collateral Agent against the Loan Parties which constitute Secured Obligations;”.

Each German Security Provider hereby accepts the foregoing waivers and each Security Provider hereby accepts the foregoing amendments in respect to the relevant German Security Agreement(s) to which it is party.

Clause 3 (Purpose of the pledges) of the German Account Pledge Agreement, clause 3 (Purpose of the pledges) of the Junior-Ranking German Account Pledge Agreement, clause 3 (Security purpose) of the German Security Transfer Agreement, clause 3 (Security purpose) of the German Global Assignment Agreement, clause 4 (Secured obligations) of the German IP Security Assignment Agreement; clause 3 (Security purpose) of the German Share Pledge Agreement and clause 3 (Security purpose) of the German Partners’ Interest Pledge Agreement shall be construed in a way that any security purpose other than to secure the ABL Secured Obligations (as defined in the relevant security agreement) shall only apply to the extent such security purpose is covered by the definition of “Secured Obligations” in the relevant security agreement.

4.	FURTHER ASSURANCE

Each applicable Secured Party hereby agrees that, at the written request, and at the sole cost and expense, of the relevant Security Provider, it will promptly sign and execute such further documents or instruments of release and do all such things and execute all such documents as may be reasonably necessary to give effect to the waivers and amendments made under this Agreement.

5.	NOTIFICATION OF RELEASE

Each applicable Secured Party hereby authorises the relevant Security Provider immediately following satisfaction of the Condition Precedent to notify any third party affected by the releases under this Agreement, in particular account banks, insurers and trade partners, in each case who have been informed of the German Security Agreements and on a need-to-know basis, of the amendments and releases effected under this Agreement and solely for that purpose to disclose the relevant parts of this Agreement to the relevant third party.

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6.	INDEMNITY

6.1

The Secured Parties shall not be liable for any loss or damage suffered by any Security Provider save in respect of such loss or damage which is suffered as a result of the relevant Secured Party’s wilful misconduct (Vorsatz).

6.2

The Security Providers shall indemnify the Secured Parties and keep the Secured Parties indemnified against any damages, losses, actions, claims, expenses, demands and liabilities which may be made against or incurred by a Secured Party for anything done or omitted in the exercise or purported exercise of the powers and rights under this Agreement or occasioned by any breach of any of the Security Providers of any of their obligations or undertakings contained herein other than to the extent that such damages, losses, actions, claims, expenses, demands and liabilities are incurred by or made against a Secured Party as a result of the relevant Secured Party’s wilful misconduct (Vorsatz).

7.	COST AND EXPENSES

7.1

The Security Providers shall bear all costs, charges, fees and expenses triggered by this Agreement or reasonably incurred in connection with its preparation, execution, amendment and enforcement, in each case including fees for legal advisers, and shall pay such costs, charges, fees and expenses promptly following a respective demand by any of the Secured Parties.

8.	ASSIGNMENT AND TRANSFER

The Security Providers shall not be entitled to assign, transfer or otherwise dispose of any or all rights and/or obligations under this Agreement without the prior consent of the European Collateral Agent.

9.	PARTIAL INVALIDITY

The illegality, invalidity or unenforceability of any one or more provisions of this Agreement or any omission from this Agreement shall not affect the legality, validity or enforceability of this Agreement or any of its other provisions. Any illegal, invalid or unenforceable provision shall be replaced by the Parties hereto by a provision, or any omission shall be rectified by incorporation of a provision, which best achieves the commercial effect that the Parties hereto intended thereby.

10.	AMENDMENTS

This Agreement may be amended, modified or waived only in writing in an agreement signed by the Parties hereto. This also applies to this clause 10 (Amendments).

11.	COUNTERPARTS

This Agreement may be executed in any number of counterparts and by the different Parties hereto on separate counterparts each of which, when so executed and delivered, shall be an original but all the counterparts shall together constitute but one and the same instrument.

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12.	LAW AND JURISDICTION

12.1	Law

This Agreement (and all non-contractual rights and obligations arising under or in connection with this Agreement) shall be governed by and construed in accordance with the laws of the Federal Republic of Germany.

12.2	Jurisdiction

The place of exclusive jurisdiction for the Parties hereto for disputes arising out of or in connection with this Agreement (including all disputes with regard to non-contractual rights and obligations arising out of or in connection with this Agreement) shall be the courts of Frankfurt am Main, Germany. Each Secured Party shall, however, also be entitled to take legal action against the relevant Security Provider before any other competent court of law having jurisdiction over that Security Provider or any of its assets.

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SCHEDULE 1 – LIST OF SECURED PARTIES

(other than the European Collateral Agent)

JPMorgan Chase Bank, N.A.

JPMorgan Chase Bank, N.A., Toronto Branch

J.P. Morgan SE

PNC Bank, National Association

Bank of America, N.A.

Bank of America, N.A. (acting through its London Branch)

Bank of America Europe Designated Activity Company

Bank of America, N.A., Canada Branch

Deutsche Bank AG

Deutsche Bank AG New York Branch

Credit Suisse AG, Cayman Islands Branch

U.S. Bank National Association

HSBC Bank USA, National Association

SCF II Group Secondary Holdings, LLC

SPCP Group, LLC

SPCP Institutional Group, LLC

Capital Group Core Plus Total Return (US)

American High Income Trust

Income Fund of America

American Funds Insurance Series-Asset Allocation

American Funds Insurance Series - American High-Income Trust

American Funds Strategic Bond Fund

American Funds Insurance Series World Bond Fund

Capital World Bond Fund

American Funds Multi-Sector Income Fund

Capital Group U.S. Multi-Sector Income ETF

WATER AND POWER EMPLOYEES’ RETIREMENT, DISABILITY, AND DEATH BENEFIT INSURANCE PLAN—WATER AND POWER EMPLOYEES’ RETIREMENT PLAN

WATER AND POWER EMPLOYEES’ RETIREMENT, DISABILITY, AND DEATH BENEFIT INSURANCE PLAN – RETIREE HEALTH BENEFITS FUND

BPC Lending II LLC

SPCP Group, LLC

SPCP Institutional Group, LLC

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SIGNATURES

As European Collateral Agent

GLAS AMERICAS LLC

By:

Name:

Title:

As Administrative Agent

JPMORGAN CHASE BANK, N.A.

By:

Name:

Title:

As Security Provider 1

DIEBOLD NIXDORF, INCORPORATED

By:

Name:

Title:

As Security Provider 2

DIEBOLD NIXDORF DEUTSCHLAND GMBH

By:

Name:

Title:

As Security Provider 3

DIEBOLD NIXDORF SYSTEMS GMBH

By:

Name:

Title:

As Security Provider 4

WINCOR NIXDORF INTERNATIONAL GMBH

By:

Name:

Title:

As Security Provider 5

DIEBOLD NIXDORF GLOBAL LOGISTICS GMBH

By:

Name:

Title:

As Security Provider 6

DIEBOLD NIXDORF HOLDING GERMANY GMBH

By:

Name:

Title:

2

As Security Provider 7

DIEBOLD NIXDORF LOGISTICS GMBH

By:

Name:

Title:

As Security Provider 8

WINCOR NIXDORF FACILITY GMBH

By:

Name:

Title:

As Security Provider 9

DIEBOLD NIXDORF REAL ESTATE GMBH & CO. KG

By:

Name:

Title:

As Security Provider 10

DIEBOLD NIXDORF BUSINESS ADMINISTRATION CENTER GMBH

By:

Name:

Title:

3

As Security Provider 11

IP MANAGEMENT GMBH

By:

Name:

Title:

As Security Provider 12

DIEBOLD NIXDORF VERMÖGENSVERWALTUNGS GMBH

By:

Name:

Title:

As Security Provider 13

DIEBOLD NIXDORF SECURITY GMBH

By:

Name:

Title:

As Security Provider 14

DIEBOLD NIXDORF OPERATIONS GMBH

By:

Name:

Title:

4

As Security Provider 15

DIEBOLD NIXDORF FINANCE GERMANY GMBH

By:

Name:

Title:

As Security Provider 16

DIEBOLD NIXDORF AB

By:

Name:

Title:

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EXHIBIT G

[Redacted]